As filed with the Securities and Exchange Commission on September 13, 2016

Securities Act File No. ______________
Investment Company Act File No.  811-23190

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

ACA/PRISM MULTI-STRAT ALTERNATIVES FUND

(Exact name of Registrant as specified in its charter)

25 Recreation Park Drive, Suite 110

Hingham, MA 02043

(781) 875-3185

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Corporation Service Company

2711 Centerville Road, Suite 400

Wilmington, DE 19808

(Name, address including zip code, and telephone number, including area code, of agent for service)

With Copies to:

Peter DeCaprio 25 Recreation Park Drive, Suite 110 Hingham, MA 02043 (781) 875-3185	Christopher LaGrego 452 Fifth Ave 14th Floor New York, NY 10018	Marc X. LoPresti, Esq. LoPresti Law Group, P.C. 45 Broadway, Suite 610 New York, NY 10006 (212) 732-4029

Approximate date of commencement of proposed sale to the public:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are being offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☒ when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED	PROPOSED MAXIMUM OFFERING PRICE PER UNIT[1]	PROPOSED MAXIMUM OFFERING PRICE[1]	AMOUNT OF REGISTRATION FEE
Common Shares of Beneficial Interest ($0.01 par value)	3,000,000	$10.00	$30,000,000	$3,021.00

(1)  Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457 under the Securities Act of 1933.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

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ACA/PRISM MULTI-STRAT ALTERNATIVES FUND

CROSS REFERENCE SHEET PARTS A AND B*

ITEM NUMBER	CAPTION	LOCATION IN PROSPECTUS

1.	Outside Front Cover	Outside Front Cover Page
2.	Cover Pages; Other Offering Information	Inside Front and Outside Back Cover Pages
3.	Fee Table and Synopsis	Summary of Fund’s Expenses; Fund Expenses
4.	Financial Highlights	Not Applicable
5.	Plan of Distribution	Plan of Distribution
6.	Selling Shareholders	Not Applicable
7.	Use of Proceeds	Use of Proceeds
8.	General Description of the Registrant	Outside Front Cover Page; Investment Objective; Investment Strategies; Additional Investment Policies; General Risks
9.	Management	Management of the Funds; Administration, Accounting and Investor Services Agreements
10.	Capital Stock, Long-Term Debt, and Other Securities	Purchasing Shares; Repurchasing Shares
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Not Applicable
13.	Table of Contents of the Statement of Additional Information	Not Applicable
14.	Cover Page of SAI	Not Applicable
15.	Table of Contents of SAI	Not Applicable
16.	General Information and History	Not Applicable
17.	Investment Objective and Policies	Investment Objective; Investment Strategies; Management of the Funds
18.	Management	Management of the Funds; Codes of Ethics
19.	Control Persons and Principal Holders of Securities	Not Applicable
20.	Investment Advisory and Other Services	Management of the Funds
21.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage
22.	Portfolio Managers	Management of the Funds
23.	Tax Status	Certain Tax Considerations
24.	Financial Statements	Financial Statements

*All information required to be set forth in Part B: Statement of Additional Information has been included in Part A: Prospectus.

Part C: The information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of the Registration Statement.

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The information contained in this Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS

DATED September 13, 2016

ACA/Prism Multi-Strat Alternatives Fund

3,000,000 Common Shares of Beneficial Interest

The Fund. ACA/Prism Multi-Strat Alternatives Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a closed-end, non-diversified management investment company. The Fund operates under an Agreement and Declaration of Trust (“Declaration of Trust”) dated ____________ __, 2016 (the “Declaration of Trust”). Crow Point Partners, LLC, serves as the Fund’s investment adviser (“Crow Point” or the “Adviser”). Alternative Capital Advisers, LLC serves as the Fund’s sub-adviser (“ACA” or the “Sub-Adviser”). The Adviser and Sub-Adviser are investment advisers registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser and Sub-Adviser are each herein referred to as an “Adviser” and collectively the “Advisers.”

This prospectus (the “Prospectus”) applies to the public offering of up to 3,000,000 shares of beneficial interest (“Common Shares”) of the Fund.  The Common Shares will be offered during an initial public offering and in a continuous offering thereafter.  Northern Lights Distributors, LLC shall act as the distributor of the Common Shares (the “Distributor”) on a best efforts basis, subject to various conditions. The minimum initial investment in the Fund by any investor is $25,000 and the minimum additional investment in the Fund by any investor is $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser, Sub-Adviser or their affiliates). Investors may only purchase Common Shares through the Distributor or through a Selling Agent. The Fund does not intend to list its shares on any securities exchange and the Fund does not expect a secondary market in the Common Shares to develop. The Fund has implemented a share repurchase program pursuant to which the Fund intends to conduct quarterly repurchases of a limited number of outstanding shares.

Investment Objectives and Strategy. The Fund’s primary investment objective is capital appreciation. As a secondary objective, the Fund seeks capital preservation. An investment in the Fund is not appropriate for all investors. The Fund cannot assure you that the investment objectives will be achieved. The Advisers will seek to achieve the Fund’s investment objective by investing the Fund’s assets in one or more series of the ACA Master Select Fund, LP or an affiliate (collectively, the “Underlying Funds,” and each, an “Underlying Fund”) that are managed by independent portfolio managers (collectively, the “Underlying Managers,” and each, an “Underlying Manager”) which may pursue, among others, the following investment strategies: long/short equity investing, fixed income investing, short sales, derivatives trading, commodities and futures trading, event-driven investing, arbitrage (including relative value arbitrage), spot currencies trading and macro trading strategies. The Underlying Managers may employ leverage in their strategies. In addition, the Fund may allocate its assets directly in securities and/or other financial instruments pursuing the same investment strategies discussed above. For further discussion of the Fund’s principal investment strategies, see “Investment Program.”

Investment Methodology. The Advisers believe that an active allocation approach is critical to delivering consistent returns. The Advisers will regularly evaluate and monitor both existing and potential Underlying Managers based upon performance, correlation and market conditions. The investment styles that the Advisers tend to favor may represent a wide range of investment strategies and styles. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's

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acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objectives during the employment of a temporary defensive position. Each Underlying Manager undergoes screening by the Advisers, including detailed qualitative and quantitative analysis, background and operational due diligence. Underlying Managers may manage their own private investment fund or other accounts in addition to the Fund’s assets.

Leverage. The Fund does not intend to use leverage to achieve its investment objective. However, when appropriate and subject to applicable regulations, the Underlying Funds may use leverage in their investment programs, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, or total return swaps, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser the full benefit of movement in the market of those underlying securities. The use of leverage is subject to numerous risks. See “Risk Factors and Special Considerations – Leverage Risk.” There is no guarantee that any leveraging strategy that an Underlying Fund may employ will be successful during any period in which it is employed.

This Prospectus concisely provides information that you should know about the Fund before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated ____________ __, 2016, has been filed with the SEC.  While the Fund does not maintain a website, you may request a free copy of this Prospectus, the SAI, annual and semi-annual reports, when available, and other information about the Fund, and make inquiries without charge by writing to the Fund at 25 Recreation Park Drive, Suite 110, Hingham, MA 02043, or by calling the Fund collect at (781) 875-3185.  The SAI is incorporated by reference into this Prospectus in its entirety.  The table of contents of the SAI appears on page __ of this Prospectus.  You may also obtain copies of the SAI, and the annual and semi-annual reports of the Fund, when available, as well as other information about the Fund on the SEC’s website (www.sec.gov).  The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

An investment in the Fund is not appropriate for all investors. Investing in the Fund’s Common Shares involves risks. See “Risk Factors and Special Considerations” beginning on page __ of this Prospectus. The Fund cannot assure you that the investment objectives will be achieved. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors. The Fund is not intended to be a complete investment program and before buying any shares of beneficial interest (“Common Shares”), you should read the discussion of the principal risks of investing in the Fund, which are summarized in “Prospectus Summary—Risk Factors” and in “Types of Investments and Related Risks.”

The Common Shares are an illiquid investment. You should generally not expect to be able to sell your Common Shares (other than through the repurchase process); regardless of how the Fund performs. Although the Fund intends to implement a Common Share repurchase program, only a limited number of Common Shares will be eligible for repurchase by the Fund. If you are permitted to sell your Common Shares to a third party rather than through the repurchase process, you may receive less than your purchase price. The Fund does not intend to list the Common Shares on any securities exchange and does not expect a secondary market in the Common Shares to develop. You should consider that you may not have access to the money you invest for an indefinite period of time. An investment in the Common Shares is not suitable for you if you need foreseeable access to the money you invest. Because you will be unable to sell your Common Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

The Fund is newly organized and its stock has no trading history. Shares of closed-end investment companies frequently trade at a discount from their net asset value and initial offering prices which may increase investors’ risk of loss. The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell their Common Shares in a relatively short period after completion of the initial public offering.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any

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determination as to whether anyone should purchase these securities. Neither the SEC nor any state securities commission has approved or disapproved these securities. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Fund’s Common Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

	Per Share	Total
Public Offering Price	$10.00	$30,000,000
Proceeds to the Fund[1]	$10.00	$30,000,000

1. Assumes all Common Shares currently registered are sold in the continuous offering. Common Shares will be offered in a continuous offering at the Fund’s then current net asset value. The Fund’s offering costs are being capitalized and amortized over the 12-month period beginning on or about ____________ __, 2016. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Common Shares. See “Fund Expenses.”

The date of this Prospectus is _________________.

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FORWARD-LOOKING STATEMENTS

This Prospectus and the related Statement of Additional Information contain forward-looking statements, within the meaning of the federal securities laws that involve risks and uncertainties. These statements describe the Fund’s plans, strategies, and goals and the Fund’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. In this prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward- looking statements may be expressed differently. The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended.

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SUMMARY OF TERMS

The following provides a summary of certain information contained in this Prospectus relating to ACA/Prism Multi-Strat Alternatives Fund and its Common Shares and does not contain all of the information that you should consider before investing in the Fund or purchasing its Common Shares. The information is qualified in all respects by the more detailed information included elsewhere in this Prospectus. You may also wish to request and read a copy of the Fund’s Statement of Additional Information, dated __________ __, 2016 (the “SAI”), which contains additional information about the Fund.

The Fund	ACA/Prism Multi-Strat Alternatives Fund (the “Fund”) is a statutory trust formed under the laws of the State of Delaware and registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act” or the “1940 Act”) as a closed-end, non-diversified investment company.
Board of Trustees	The Fund’s board of trustees (each, a “Trustee” and, collectively, the “Board of Trustees” or the “Board”) has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. Initially, the Board of Trustees will be elected by the sole initial shareholder. Any vacancy on the Board of Trustees may be filled by a majority of the remaining Trustees, except to the extent the Investment Company Act of 1940 requires the election of Trustees by shareholders. A majority of the Trustees are not “interested persons” (as defined by the Investment Company Act of 1940 Act) of the Fund, the Adviser or the Sub-Adviser.
Adviser	Crow Point Partners, LLC, a limited liability company organized under the laws of the State of Delaware, serves as the investment adviser to the Fund and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 (the “Adviser”). The Adviser provides investment advisory services to the Fund under the oversight of the Board of Trustees pursuant to an investment advisory agreement (the “Advisory Agreement”). The Advisory Agreement is effective for an initial two-year term and may be continued in effect if the continuance is approved annually by the Board of Trustees. The Board of Trustees or the Fund’s shareholders may terminate the Advisory Agreement on 60 days’ prior notice to the Adviser.
Sub-Adviser

Alternative Capital Advisers, LLC, a limited liability company organized under the laws of the State of Delaware, serves as the sub-adviser to the Fund and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 (the “Sub-Adviser”). The Sub-Adviser provides investment advisory services to the Fund under the oversight of the Board of Trustees and the Adviser pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). The Sub-Adviser is responsible for investment selection, including selecting the Underlying Funds and Underlying Managers. The Sub-Advisory Agreement is effective for an initial two-year term and may be continued in effect if the continuance is approved annually by the Board of Trustees. The Board of Trustees or the Fund’s shareholders may terminate the Sub-Advisory Agreement on 60 days’ prior notice to the Sub-Adviser.

The Adviser and Sub-Adviser are each herein referred to as an “Adviser” and collectively the “Advisers.”

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The Offering; Initial Closing

The Fund is offering its shares of beneficial interest (“Common Shares”) on a continuous basis. Common Shares will be offered at an initial price of $10.00 per Common Share. The initial closing date for subscriptions for Common Shares is currently anticipated to be on or about _______ __, 2016 (the “Initial Closing Date”). Subsequent to the Initial Closing Date, Common Shares may be purchased as of the first business day of each month based upon the Fund’s then current net asset value (“NAV”). Each date on which Common Shares are delivered is referred to as a “Closing Date.”  While the Fund intends to have monthly closings, the Board of Trustees reserves the right in its sole discretion to suspend monthly closings from time to time when it believes it is in the best interests of the Fund.

Each prospective investor will be required to complete an investor application (the “Investor Application”). The Board of Trustees has the right to reject any Investor Application in its sole discretion.

Listing of Shares	The Fund does not intend to list its shares on any securities exchange and the Fund does not expect a secondary market to develop for the shares.
Use of Proceeds	The Fund will use the net proceeds from the offering in accordance with its investment objectives and policies.
Investment Objectives and Strategy

The Fund’s primary investment objective is capital appreciation. As a secondary objective, the Fund seeks capital preservation.

The Advisers will seek to achieve the Fund’s investment objective by investing the Fund’s assets in one or more series of the ACA Master Select Fund, LP or an affiliate (collectively, the “Underlying Funds,” and each, an “Underlying Fund”) that are managed by independent portfolio managers (collectively, the “Underlying Managers,” and each, an “Underlying Manager”) which may pursue, among others, the following investment strategies: long/short equity investing, fixed income investing, short sales, derivatives trading, commodities and futures trading, event-driven investing, arbitrage (including relative value arbitrage), spot currencies trading and macro trading strategies. The Underlying Managers may employ leverage in their strategies. In addition, the Fund may allocate its assets directly in securities and/or other financial instruments pursuing the same investment strategies discussed above.

In general, the Advisers believe that an active allocation approach is critical to delivering consistent returns. The Advisers will regularly evaluate and monitor both existing and potential Underlying Managers based upon performance, correlation and market conditions. The investment styles that the Advisers tend to favor may represent a wide range of investment strategies and styles. At times, in order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong

9

time may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objectives during the employment of a temporary defensive position.

The Advisers intend to continually review a variety of Underlying Managers and corresponding alternative strategies. The Advisers intend to target Underlying Funds with assets under management of less than $1 billion, but reserve the right to allocate to Underlying Funds that have assets under management in excess of $1 billion. The Advisers intend to seek Underlying Managers that the Advisers believe have extensive experience in managing hedge funds and generating positive risk-adjusted returns. In addition, Underlying Managers will generally be selected for their ability to, in the Advisers’ opinion, earn returns that are largely uncorrelated to the broader markets and successfully manage risk. Once an Underlying Manager and an Underlying Fund are selected for consideration, the Advisers intend to conduct a thorough due diligence review of each the Underlying Manager and the Underlying Fund.

The Advisers will seek to invest no more than 25% of the Fund’s capital, measured at the time of investment, in any one Underlying Fund.

The Fund is not intended for those who wish to exploit short-term fluctuations in the stock market. There can be no assurance that the strategy employed by the Fund will be successful or result in the investment objectives of the Fund being achieved. Please refer to the “Investment Process/Philosophy” section of this prospectus for more information about the Fund’s investment strategy. For more information on the Fund’s investments, See “Risk Factors and Special Considerations.”

Leverage	The Fund does not intend to use leverage to achieve its investment objective, however, when appropriate and subject to applicable regulations, the Underlying Funds may use leverage in their investment programs, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, or total return swaps, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser the full benefit of movement in the market of those underlying securities. The use of leverage is subject to numerous risks. As a result, the Fund may be indirectly exposed to leverage through an investment in such Underlying Funds. An investment Underlying Funds that use leverage may expose the Fund to higher volatility in the market value of such Underlying Funds and the possibility that the Fund’s long-term returns on such investment (and, indirectly, the long-term returns of the Fund’s Common Shares) will be diminished. There is no guarantee that any leveraging strategy an Underlying Fund may employ will be successful during any period in which it is employed. See “Risk Factors and Special Considerations – Leverage Risk.”
Investment Policies	The Fund’s investment policies and its policies with respect to the investment objective and use of leverage are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders, however, will be notified in writing of any
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change at least 60 days prior to effecting any such change in accordance with SEC rules.
Distribution of Shares

Under the terms of the distribution agreement (the “Distribution Agreement”) with Northern Lights Distributors LLC (the “Distributor”), the Distributor will directly distribute Common Shares to investors, and is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Shareholders holding Common Shares. The Fund will pay a monthly fee out of the net assets of Common Shares at an annual rate of 0.10% of the aggregate net asset value of the Common Shares, determined and accrued as of the last day of each calendar month (before any repurchases of Common Shares) (the “Distribution and Servicing Fee”). The Distributor will pay various Selling Agents substantially all of the Distribution and Servicing Fee which they will use to compensate their brokerage representatives for Common Shares sales and support. The Distribution and Servicing Fee is charged on an aggregate Fund-wide basis, and Shareholders will be subject to the Distribution and Servicing Fee as long as they hold their Common Shares. Each compensated broker, dealer or other financial advisor is paid by the Distributor based on the aggregate net asset value of outstanding Common Shares held by Shareholders that receive services from such broker, dealer or other financial advisor.

The Distributor may directly distribute Common Shares to investors, and for such directly distributed shares, will retain a portion of the Distribution and Servicing Fee to compensate its brokerage representatives for their Common Shares sales and support.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain Selling Agents and other intermediaries, including the Distributor, for sales and wholesaling support, and additionally for other services including due diligence support, account maintenance, provision of information and account support services.

Purchase of Shares	Investors may only purchase Common Shares through the Distributor, subject to the Advisers approval in their sole and absolute discretion. Common Shares will be offered at their net asset value and may be purchased on the first Business Day of each calendar month, except that the Fund may offer Common Shares more frequently as determined by the Board. An investor's subscription for Common Shares is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the Common Shares in a tender offer. The Board may, in its discretion, cause the Fund to repurchase all of the Common Shares held by a Shareholder if the total value of the Shareholder's Common Shares, as a result of repurchase or transfer by the Shareholder, is less than $50,000 (or any lower amount equal to the Shareholder's initial subscription amount). In order to subscribe for Common Shares, an investor must complete and deliver to the Distributor or Gemini Fund Services, LLC, the Fund’s administrator (the “Administrator”), a completed Investor Application and subscription agreement. The Advisers must approve each investor before a subscription with be accepted. The Advisers reserve the right to impose additional eligibility requirements for investors. A Shareholder generally may subscribe for additional Common
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Shares by completing an additional subscription agreement. Subscriptions are subject to the receipt of cleared funds from such account prior to the applicable subscription date and in the full amount of the subscription. Cleared funds must be available in such account no later than three Business Days prior to the particular subscription date or such other date as the Distributor may determine in its sole discretion and communicate to investors (the “Subscription Period”). Although the Distributor may accept, in the Fund's sole discretion, a subscription prior to receipt of cleared funds, an investor may not become a Shareholder until cleared funds have been received. The Fund reserves the right to reject any subscription for Common Shares, and the Fund may, in its sole discretion, suspend subscriptions for Common Shares at any time. Subscriptions received from prospective investors in advance of dates when Common Shares may be subscribed for and monies may be transmitted to the Fund will be held by the Escrow Agent. Any interest earned on monies held by the Escrow Agent in such instances will be credited to the Fund and not the investor. During the Subscription Period for the initial closing, the Fund may use cleared funds for investments in Underlying Funds. During this period, all Common Shares will be issued at the same price. See “Purchasing Shares.”
Minimum Initial Investment

The minimum initial investment in the Fund by an investor is $25,000 and any subsequent additional investment must be a minimum of $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to employees of the Advisers or their affiliates.

The Fund reserves the right to reject any purchase of Common Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Common Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.

Investor Suitability

An investment in the Fund involves a considerable amount of risk. A Shareholder may lose their entire investment. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal circumstance and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Shareholders have no right to require the Fund to redeem their Common Shares in the Fund and, as discussed below, the Fund will not begin to conduct tender offers until six months after commencement of operations. See “Risk Factors and Special Considerations — Closed-End Fund; Liquidity Risks.”

In addition, Shareholders who require minimum annual distributions from a retirement account through which they hold Common Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. See “Repurchases and Transfers of Shares — Repurchases of Shares.”

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Distributions and Dividends

As the Fund’s principal investment objective is capital appreciation, the Fund does not intend to make regular distributions of all or a portion of investment company’s taxable income (which includes ordinary income and short term capital gains) to Shareholders. Instead, the Advisers expect all income earned by the Underlying Funds to be reinvested in each Underlying Fund that earned income or received dividends.

The Fund intends to make annual cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to the Shareholders, if available. The Fund also intends to make annual distributions of its “net capital gain” (which is the excess of net long-term capital gains over net short-term capital losses) to Shareholders, if available. The Fund may seek an exemptive order from the SEC to allow the Fund to pay capital gains distributions more frequently than annually, but there can be no assurance that the Fund will seek, or that the SEC would issue, such an exemptive order.

Fees and Expenses	The Fund will bear all expenses incurred in the business of the Fund, including any charges, allocations and fees to which the Fund is subject as an investor in the Underlying Funds. The Fund is expected to incur organizational and offering expenses in connection with this offering. It is expected that, for purposes of calculating NAV, the Fund’s offering costs will be capitalized and amortized over the 12-month period beginning on the Initial Closing Date. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Common Shares. See “Summary of Fund Expenses” and “Fund Expenses.”
Advisory and Administrative Fees

In consideration of the advisory services provided by the Adviser to the Fund, the Fund shall pay to the Adviser at the end of each calendar month an advisory fee at the annual rate of 0.75% of the Fund’s Average Daily Gross Invested Assets (the “Advisory Fee”). The Advisory Fee is an expense paid out of the Fund’s assets.

The Adviser has also entered into an agreement with the Board of Trustees whereby the Fund pays the Adviser a fulcrum fee in addition to the Advisory Fee. See “Fulcrum Fee” below.

Under a separate administration agreement, the Fund also pays the Adviser a fee of 0.10% of the Fund's Average Daily Net Assets for providing certain administrative services.

Sub-Advisory Fee	In consideration of the sub-advisory services provided by the Sub-Adviser to the Fund, the Adviser shall pay to the Sub-Adviser at the end of each calendar month a sub-advisory fee equal to 50% of the Advisory Fee that the Adviser receives from the Fund (the “Sub-Advisory Fee”).
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Fulcrum Fee

In addition to the Advisory Fee, the Adviser shall receive a fulcrum fee. In accordance with Section 205(a)(1) of the Investment Advisers Act of 1940, the Fund’s fulcrum fee will be calculated using an annual base advisory fee rate of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the HFRI Fund of Funds Conservative Index (the “Benchmark”) (the “Performance Adjustment”). Pursuant to the Fund’s Advisory Agreement, the Base Fee is calculated daily during the first twelve months, based on the average net assets of the Fund from the effective date of the advisory agreement (“Start Date”), and the comparative performance of the Fund to the Benchmark from the Start Date to the day of calculation. The Base Fee may be adjusted up or down by as much as 100% of the Base Fee, such that total fee rate can vary anywhere from 0.00% (the “Minimum Fee”) to 1.5% (the “Maximum Fee”).

During the first twelve months, the Fund will accrue, on a daily basis, the Base Fee (using the average daily net assets for the month) adjusted by the Performance Adjustment (using average daily net assets since the Start Date), as described in the preceding paragraph (the “Fulcrum Fee”). However, because the Advisory Agreements require that the Adviser be paid out only the monthly Minimum Fee during the first year, the Adviser in most cases will receive little or no compensation until the end of the first year. At the end of the first year, the Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the proposed fulcrum fee methodology will have three elements: (1) daily calculation of the Performance Adjustment and daily accrual of the Fulcrum Fee; (2) monthly payment of the Minimum Fee only (if any); and (3) a lump sum payment at the end of the initial twelve-month period of the accrued Fulcrum Fee less the Minimum Fee.

Beginning with the thirteenth month of operation, the Fulcrum Fee will be calculated daily and paid monthly based on the Fund’s average daily net assets and performance versus the Benchmark over the prior rolling twelve-month period. The Base Fee will be calculated using the average daily net assets for the most recent month. In other words, after the initial twelve-month period, each Fund’s fulcrum fee arrangement will become typical of such arrangements in the mutual fund industry. By virtue of using average daily net assets over a “rolling” twelve-month period for purposes of calculating the Performance Adjustment, while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Adviser may be higher or lower than the maximum or minimum fee if the average daily net assets do not remain constant during the rolling twelve-month period. There are circumstances that can cause a Fulcrum Fee to be negative. For example, if the Fund is significantly underperforming versus the Benchmark and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance adjustment rate used to calculate the fee can never be negative, the Performance Adjustment can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Benchmark but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance adjustment rate may be 0.00%. In such instances, the Fund will pay the Adviser the monthly Fulcrum Fee.

The Sub-Adviser will receive a percentage of the Fulcrum Fee paid to the Adviser.

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Expense Limitation Agreement	The Adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, until at least February 28, 2018, to ensure that total annual fund operating expenses after the fee waiver and reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 2.5% of the Fund’s Average Daily Net Assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser.
Acquired Fund Fees and Expenses

The Underlying Managers will likely receive a management fee and performance fee, separate from the Advisory Fee, prior to the allocation of the profits and losses of to the Fund in accordance with the Underlying Funds’ offering memoranda, organizational documents and/or advisory agreements. The Advisers will attempt to negotiate fee reductions with each Underlying Manager and the relevant Underlying Fund, however, there is no guarantee that the Underlying Managers will agree to the reduced fees. Nonetheless, the Advisers may determine that an investment in such Underlying Fund will still achieve the Fund’s investment objective regardless of the fees charged by the Underlying Fund.

The Shareholders will indirectly bear the expenses of the Underlying Funds in which the Fund invests. This amount includes the fees and expenses of the Underlying Funds in which the Fund invests. Fees and expenses for certain Underlying Funds may be substantially higher or lower because certain fees and expenses are based on the performance of the Underlying Funds, which may fluctuate over time. In addition, the Underlying Funds held by the Fund and their fees will change over time, impacting the calculation of the Acquired Fund Fees and Expenses.

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions	The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Common Shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. A Shareholder will not be able to redeem his, her or its Common Shares on a daily basis because the Fund is a closed-end fund. In addition, the Fund’s Common Shares are subject to restrictions on transferability and liquidity will be provided by the Fund only through quarterly repurchase offers or transfer of Common Shares as described herein below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Common Shares and should be viewed as a long-term investment. See “Risk Factors and Special Considerations — Closed-End Fund; Liquidity Risks.”
Repurchase of Shares by the Fund	Beginning six months from the date of the initial public offering, the Fund may from time to time offer to repurchase Common Shares from
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the Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. The Advisers expect that they will recommend to the Fund’s Board that the Fund offer to repurchase Common Shares from Shareholders quarterly, approximately 20 days prior to the end of each calendar quarter. Each such repurchase offer will generally commence approximately 21 to 42 days prior to the repurchase date, giving Shareholders at least 21 days to determine whether they desire to tender their Common Shares. The Fund expects to pay repurchase proceeds to tendering Shareholders within 7 days after the effective repurchase date.

For example, the Fund on September 6th sends all Shareholders a notice that they may tender their Common Shares. A Shareholder will have until October 17th to notify the Fund in writing that the Shareholder accepts the offer and the amount of Common Shares that the Shareholder desires the Fund to repurchase. Assuming the acceptance is in good order, the tendering Shareholder’s Common Shares will be repurchased by the Fund at the Common Shares’ net asset value per share on October 17th. By October 24th, the Shareholder will be paid in cash the net asset value of his or her Common Shares repurchased.

The Fund will require that each tendering Shareholder tender a minimum of $10,000 worth of Common Shares, in an amount not to exceed 25% of the Fund’s net asset value. There is no minimum amount of Common Shares that must be repurchased in any repurchase offer. The Fund has no obligation to repurchase Common Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Common Shares, the Board will consider the recommendations of the Advisers as to the timing of such an offer, as well as a variety of operational, business and economic factors.

If a repurchase offer is oversubscribed by Shareholders who tender Common Shares, the Fund will repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. The Fund also has the right to repurchase all of a Shareholder’s Common Shares at any time if the aggregate value of such Shareholder’s Common Shares is, at the time of such compulsory repurchase, less than $10,000. In addition, the Fund has the right to repurchase Common Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund’s Agreement and Declaration of Trust.

A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Common Shares at any time prior to the day immediately preceding the one-year anniversary of an Shareholder’s purchase of the Common Shares (on a “ﬁrst in-ﬁrst out” basis). An early repurchase fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. The early repurchase fee will be retained by the Fund for the beneﬁt of the remaining Shareholders.

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Administrator, Accounting Agent and Transfer Agent	Gemini Fund Services, LLC (the “Administrator”) will serve as the Fund’s administrator, accounting agent and transfer agent. See “Administrator.”
Conflicts of Interest	The investment activities of the Advisers for their own account and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. For example, the Adviser or Sub-Adviser may engage in the ordinary course of business in activities in which its interests or the interests of its other clients may conflict with those of the Fund and the Shareholders. See “Conflicts of Interest.”
Tax Aspects	The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund so qualifies, the Fund (but not the Shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and net realized capital gains that it timely distributes to Shareholders. The Fund intends to distribute substantially all of such income and gains annually. To qualify for the favorable tax treatment of a RIC, the Fund must, among other things, satisfy certain source-of-income, asset diversification and distribution requirements. If in any year the Fund fails to qualify as a RIC, it would be taxed as an ordinary corporation and could be required to recognize unrealized gains, incur substantial tax on such unrealized gains and make certain substantial distributions in order to re-qualify as a RIC that is accorded special tax treatment. See “Taxation”; see also “Tax Aspects” in the SAI.
Summary of Principal Risk Factors and Special Considerations

Investing in the Fund involves certain risks. The following is a general summary of such risks. The risks vary depending on the investment strategy utilized by the Fund or Underlying Funds. The values of the instruments held by the Fund and/or Underlying Fund as part of their investment strategy will fluctuate based on many factors, such as market conditions, interest rate movements, investors’ perceptions of the financial conditions of the companies, and other political and economic events. As these instruments fluctuate in value, they may cause the net asset value of the Fund’s Common Shares to also vary.

No Operating or Trading History. The Fund is a newly organized, non-diversified, closed-end investment management company and it has no operating history. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of an investment in the Fund could decline substantially. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market or economic conditions.

Non-Diversified Status Risk. The Fund is classified as a “non- diversified” investment company under the Investment Company Act, which means the Fund is not limited by the Investment Company Act in

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the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities and financial instruments, including the securities of Underlying Funds to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single security or financial interest and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Concentration in ACA Master Select Fund, LP. The Fund expects to invest a substantial portion of its assets in Underlying Funds managed by Investment Managers selected by the Advisers and ACA and therefore may be less diversified and subject to concentration and reputational risk.

The Fund may not qualify as a RIC. The Fund is subject to the risk that the Underlying Funds may not provide sufficient information to ensure that the Fund qualifies as a RIC. The Fund intends to qualify as a RIC under the Code, but may be subject to substantial tax liabilities if it fails to so qualify.

Market Risk. Investing in the Fund involves market risk, which is the risk that the securities held by the Fund and/or Underlying Funds will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund and/or Underlying Funds participate and the particular circumstances and performance of particular companies whose securities the Fund and/or Underlying Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund and/or Underlying Funds, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Fund’s Investment Activities. The Fund’s investment activities involve a significant degree of risk. The performance of any investment is subject to numerous factors which are neither within the control of nor predictable by the Advisers. Such factors include a wide range of economic, political, technological, competitive and other conditions (including acts of terrorism or war) that may affect investments held by the Fund and/or Underlying Funds in general or specific industries or companies. The securities markets may be volatile, which may adversely affect the ability of the Fund and/or Underlying Funds (and thereby the Fund) to realize profits. As a result of the nature of the investing activities of the Fund and/or Underlying Funds, it is possible that the Fund’s financial performance may fluctuate substantially over time and from period to period.

Dependence Upon Principals of the Adviser and Sub-Adviser. The services of the Adviser and the Sub-Adviser are essential to the continued operations of the Fund. If their services were no longer available, their absence could have a material adverse impact upon an investment in the

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Fund. In addition, principals of the Adviser and Sub-Adviser currently serve as officers, directors, advisors and investors in other entities. The Fund will not have any interest in these projects. The Advisers believe that they have sufficient resources to fully discharge their responsibilities to the Fund and any projects they may organize in the future, if any. The principals of the Advisers will devote only so much of their time to the business of the Fund as is required in and by the advisory agreements, and beyond that only to the extent in their judgment as reasonably required.

Broad Discretionary Power to Choose Investments and Strategies. The Advisory Agreement and Sub-Advisory Agreement give the Advisers broad discretionary power to decide what investments the Fund will make and what strategies it will use. The Advisers and/or the Underlying Managers may, at times, decide not to make certain investments, thereby foregoing participation in price movements that would have yielded profits or avoided losses. Shareholders cannot be assured that the strategies or methods utilized by the Advisers and/or Underlying Managers will result in profitable investing for the Fund.

Management Risk. The Fund is actively managed, as are many of its Underlying Funds, and the Fund’s performance will reflect the Advisers’ ability to make investment decisions that are suited to achieving the Fund’s investment objectives. The strategy of the Fund, and the strategies of its Underlying Funds, may also result in high portfolio turnover rates, which may increase the Fund and/or Underlying Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund.

Investment Strategies May Not Be Successful. There can be no assurance that any investment method employed on behalf of the Fund and/or Underlying Funds will produce profitable results. Profitable investing is often dependent on anticipating trends. In addition, markets experiencing random price fluctuations, rather than defined trends or patterns, may generate a series of losing investments. There have been periods in the past when the markets have been subject to limited and ill-defined price movements, and such periods may recur. Any factor that may lessen major price trends (such as governmental controls affecting the markets) may reduce the prospect for future profitability. Any factor which would make it difficult to execute trades, such as reduced liquidity or extreme market developments resulting in prices moving the maximum amount allowed in a single day could also be detrimental to profits or cause losses. Increases in margin levels on securities may occur in the future. Such increased margin and other potential regulatory changes may adversely impact investment strategies. No assurance can be given that the strategies employed on behalf of the Fund and/or Underlying Fund will be profitable in the future.

Early Disposition of the Fund’s Investments. The Advisers may, in their sole discretion, determine to dispose of one or more of the Fund’s

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investments earlier than it otherwise would in which case the Shareholders may be adversely affected by such early disposition.

Impact of the Fund’s Investment Strategy and Compensation Arrangements on the Universe of Potentially Available Investments; Other Considerations. As stated herein, investment decisions require the exercise of judgment by the Advisers and/or the Underlying Managers. In general, the Advisers and/or the Underlying Managers may, at times, decide not to make certain investments, thereby foregoing participation in price movements that would have yielded profits or avoided losses. In addition, the Advisers’ intention to seek Underlying Managers and Underlying Funds who are willing to provide fee reductions and favorable withdrawal/redemption terms to the Fund may limit the universe of potential investment opportunities that the Fund will make available to the Shareholders. In order to ameliorate the foregoing risk, the Advisers intend to perform their due diligence on potential Underlying Funds first, and then negotiate the fee reductions and withdrawal/redemption terms with the relevant Underlying Managers.

In addition, as set forth herein, the fee reductions and the withdrawal/redemption terms available to the Fund will generally be negotiated with each Underlying Manager and the relevant Underlying Fund, and will be documented in a side letter or similar written agreement among such parties. Expenses related to the negotiation and execution of such side letter agreements will be borne by the Fund. There can be no assurance that any Underlying Manager and/or Underling Fund will not violate the terms of the side letter, thereby leaving the Fund with the expense of trying to enforce the terms of the side letter. In order to ameliorate the foregoing risk, the Advisers will seek to include a provision in each side letter whereby the Underlying Manager and/or the Underlying Fund will be liable to the Fund for all attorneys’ fees incurred by the Fund in connection with the Fund’s efforts to enforce the terms of the side letter in the event of a breach by the Underlying Manager and/or the Underlying Fund, however, there is no assurance given that such attempt will be successful.

Performance Allocation. The Shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level and asset-based fees, investment allocations or fees and expense at the Underlying Fund level. The Fund may be required to pay performance/incentive-based fees and/or allocations with respect to certain Underlying Funds in a particular fiscal year (or other relevant fiscal period) even though the Fund may, in the aggregate, incur a net loss for such fiscal year (or other relevant fiscal period). Performance-based compensation arrangements may create an incentive for the Underlying Manager or Adviser to make investments that are riskier or more speculative than would be the case in the absence of such performance-based compensation arrangements. In addition, the performance/incentive-based fee may be calculated on a basis that includes unrealized appreciation of the Fund’s assets, and therefore such allocation may be greater than if it were based solely on realized gains.

Access to Information in Underlying Funds. The Advisers will request detailed information on a continuing basis from each Underlying Manager regarding such Underlying Manager's historical performance

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and investment strategies, and the Underlying Fund’s net asset value. However, the Adviser may not always be provided with detailed information regarding all the investments made in such Underlying Manager because certain of this information may be considered proprietary information or is otherwise unavailable. This potential lack of access to information may make it more difficult for the Advisers to select, allocate amongst and evaluate certain Underlying Funds and determine the net asset value of the Common Shares.

Independence of Underlying Funds. Generally, the Fund does not and will not control any of the Underlying Funds, the investments made therein and other investment decisions, all of which are entirely within the control of such Underlying Managers. The investments of the Fund are always made pursuant to written disclosures from and/or agreements with an Underlying Manager which provide, among other things, guidelines by which the Underlying Manager will manage the Underlying Fund. Thus, while each Underlying Manager is bound by a written agreement to follow specified trading strategies, it is possible that the Underlying Manager could violate the agreement, which violation could result in a riskier approach that could lead to a loss of all or part of the Fund's investment with such Underlying Manager.

Dependence Upon Underlying Managers. The Fund’s performance depends on the performance of the Underlying Managers and selected strategies, the adherence by such Underlying Managers to such selected strategies, the instruments used by such Investment Managers and the Advisers’ ability to select Underlying Managers and strategies and effectively allocated Fund assets among them. The Fund is organized to provide Shareholders with a multi-strategy investment program and not as a direct access to any particular Underlying Fund.

The Valuations of Fund’s Investments may be Inaccurate. The Fund’s investments in Underlying Funds (which will constitute a vast majority of the Fund’s investments), and many of the investments held by the Underlying Funds, will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. Neither the Advisers nor the Board of Trustees will be able to confirm independently the accuracy of the Underlying Managers’ valuations (which are unaudited, except at year-end). This risk is exacerbated to the extent that Underlying Funds generally provide valuations only on a quarterly basis. While such information is provided on a quarterly basis, the Fund will provide valuations, and will issue Common Shares, on a monthly basis.

Supervision of Trading Operations. The Advisers expect that the Underlying Managers will supervise and monitor the trading activity of the relevant Underlying Funds to ensure compliance with the Underlying Managers' objectives. Despite these efforts, however, there is a risk that unauthorized or otherwise inappropriate trading activity may occur in the Underlying Funds.

Underlying Manager Conflicts. Conflicts of interest may arise from the fact that Underlying Managers can carry on investment activities for their own accounts and for other clients in which the Fund has no interest. The Underlying Managers have discretion to manage the Underlying Funds as

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they see fit and in accordance with the terms of their offering memoranda which the Advisers review prior to making an investment.

Lack of Voting Authority. The Fund may not be able to vote on matters that require the approval of Underlying Fund investors, including matters that could adversely affect the Fund’s investment in such Underlying Fund.

Investment Company Act Protections Not Available. The Fund will be registered as an investment company under the 1940 Act, which may limit its investment flexibility compared to a fund that is not so registered. However, the Underlying Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund and Fund Shareholders, as indirect limited partners or members in such Underlying Funds, may not avail themselves of 1940 Act protections.

Leverage Risk. As described herein, the Fund will not seek to employ leverage in order to achieve its investment objectives. However, when appropriate and subject to applicable regulations, the Underlying Funds may use leverage in their investment programs, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, or total return swaps, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser the full benefit of movement in the market of those underlying securities.

While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent an Underlying Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of the Underlying Fund. If the interest expense on borrowings were to exceed the net return on the investments made with borrowed funds, an Underlying Fund’s use of leverage would result in a lower rate of return than if such Underlying Fund did not use leverage.

Certain of the Underlying Funds’ trading and investment activities in securities and other financial instruments may be subject to Federal Reserve Board (“FRB”) margin requirements, which are computed each day. When the market value of a particular open position changes to a point where the margin on deposit does not satisfy maintenance margin requirements, a “margin call” on the customer is made. If the customer does not deposit additional funds with the broker to meet the margin call within a reasonable time, the customer’s position may be closed out. In the event of a precipitous drop in the value of the assets managed by any Underlying Fund, such entity might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, incurring substantial losses. With respect to these trading activities, the Underlying Funds and not their investors personally, will be subject to margin calls.

Overall, the use of leverage, while providing the opportunity for a higher return on investments, also increases the volatility of such investments

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and the risk of loss. While the Advisers will be mindful of the amount, if any, of leverage that an Underlying Fund generally employs in deciding what Underlying Funds to invest with, investors should be aware that an investment program utilizing leverage is inherently more speculative, with a greater potential for losses, than a program that does not utilize leverage.

Long-Term Objective; Not a Complete Investment Program. The Fund is not meant to provide a vehicle for those who wish to exploit short-term fluctuations in the stock market. An investment in Common Shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the Shareholder’s other investments when considering an investment in the Fund.

Event-Driven Investments. The Fund and/or Underlying Funds may invest in companies based upon certain situations or events, including (but not limited to) spin-offs, mergers and acquisitions, rights offerings, restructurings and bankruptcies. Such special situations and events may carry a high probability of indiscriminate selling or neglect of valuable assets for reasons other than a lack of investment merits. Occasionally, the Fund and/or Underlying Fund may engage in arbitrage transactions that the relevant Underlying Manager believes represent an exceptional risk/reward opportunity. Risk arbitrage opportunities generally arise during corporate mergers, leveraged buyouts or takeovers. Frequently the stock of the company being acquired will trade at a significant discount to the announced deal price. This discount compensates investors for the time value of money and the risk that the transaction may be canceled. If the discount is significantly greater than the initial assessment of the underlying risk, the strategy will be implemented. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund and/or Underlying Fund may invest, there is a potential risk of loss to the Fund and/or Underlying Fund (and therefore to the Fund) of its entire investment in such companies.

Investments in Securities and Other Assets Believed to Be Undervalued. The Fund and/or Underlying Funds may invest in undervalued securities. The identification of such investment opportunities is a difficult task, and there are no assurances that such opportunities will be successfully recognized or acquired. While such investments offer the opportunities for above-average capital appreciation and/or current yield, they also involve a high degree of financial risk and can result in substantial losses. Returns generated from the Fund and/or Underlying Fund’s investments may not adequately compensate for the business and financial risks assumed. Such investments can sometimes include bonds and other fixed income securities, including, without limitation, commercial paper and “higher yielding” (and, therefore, higher risk) debt securities. It is likely that a major economic recession could severely disrupt the market for such investments and severely impact on their value. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such obligations to repay principal and pay interest thereon and increase the incidence of default for such securities. Additionally, there can be no assurance that other investors will ever come to realize the value of some of these investments, and that they will

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ever increase in price. Furthermore, the Fund and/or Underlying Fund may be forced to hold such investments for a substantial period of time before realizing their anticipated value.

Quantitative Security Selection Risk. To the extent the Advisers, or any Underlying Manager, uses quantitative techniques to generate investment decisions, its processes and security selection can be adversely affected if it relies on erroneous or outdated data. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Small Companies. The Fund and/or Underlying Funds may invest in small and/or unseasoned companies with small market capitalization. Such companies generally have potential for rapid growth, but they often involve higher risks because they may lack the management experience, financial resources, product diversification and/or competitive strength of larger and/or more established companies. In addition, in many instances, the frequency and volume of their trading may be substantially less than is typical of larger companies. As a result, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund and/or Underlying Fund may have to sell portfolio holdings of such companies at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the lower trading volume of smaller company securities.

ETFs. The Fund and/or Underlying Funds may invest in exchange-traded funds (“ETFs”). ETFs represent an interest in a passively managed portfolio of securities selected to replicate a securities index. Unlike open-end mutual funds, the shares of ETFs are not purchased and redeemed by investors directly with the ETF, but instead are purchased and sold through broker-dealers in transactions on a stock exchange. Because ETF shares are traded on an exchange, they may trade at a discount from or a premium to the net asset value per share of the underlying portfolio of securities. In addition to bearing the risks related to investments in equity securities, investors in ETFs intended to replicate a securities index bear the risk that the ETFs performance may not correctly replicate the performance of the index. Investors in ETFs, closed-end funds and other investment companies bear a proportionate share of the expenses of those funds, including management fees, custodial and accounting costs, and other expenses. Trading in ETF and closed-end fund shares also entails payment of brokerage commissions and other transaction costs.

ETF Correlation Risk. A number of factors may affect an ETF’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that an ETF will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. A number of factors may adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which an ETF invests. An ETF may not have investment

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exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the benchmark index. In addition, an ETF may invest in securities or financial instruments not included in the index underlying its benchmark. An ETF may be subject to large movements of assets into and out of the ETF, potentially resulting in the ETF being overexposed or underexposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder an ETF’s ability to meet its daily investment objective on that day. Each ETF seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective. ETFs are “leveraged” funds in the sense that they have investment objectives to match the inverse, a multiple, or a multiple of the inverse of the performance of an index on a given day. These ETFs are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these ETFs’ use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of an ETF to be either greater than or less than the index performance (or the inverse of the index performance) times the stated multiple in the Fund’s objective, before accounting for fees and applicable expenses.

ETF Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which an ETF invests, an ETF might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the ETF portfolio manager(s). Such a situation may prevent an ETF from limiting losses, realizing gains or achieving a high correlation or inverse correlation with its underlying index.

Foreign Exchange/Foreign Currency. Subject to compliance with applicable regulation regarding trading in currencies and currency futures, the Fund and/or Underlying Fund may trade in foreign exchange and foreign exchange options, as well as spot, forwards and non-deliverable forwards in currencies of G10 and emerging market economies. Currency trading differs from most of the trading in the U.S. of stocks, futures or options, in that it does not typically occur on regulated exchanges, and clearing houses do not guarantee the execution of trades. Instead, most participants in currency markets trade with each other based upon various credit arrangements. The currency trading markets are believed to be the largest financial markets globally. Participants include governments and their central banks, large commercial banks, multi-national corporations, currency traders and many other financial institutions. Spot forex contracts are contracts to buy or sell one or more currencies other than the U.S. Dollar and which settle not later than two (2) days after the day of the contract is entered. Spot forex contracts are therefore essentially 24-or 48-hour forward transactions that are rolled forward daily. On each daily rollover, the one-day interest rate differential between the two currencies in the transaction is deducted or added, as the case may be. Spot forex contracts include contracts whose value relates to the movements in value between a specific foreign currency (e.g., the Euro) and the U.S. Dollar, as well as contracts whose value relates to the movements in value between one foreign currency (e.g., the Yen) and one or more other foreign currencies (e.g., the Euro), which are termed “cross-currency” contracts. Forward

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transactions differ from spot transactions in that their maturity may be significantly more than two (2) days. Non-deliverable forwards are a subset of forwards that are cash-settled, short-term forward contracts of a non-convertible foreign currency. Movements in one foreign currency versus the U.S. Dollar, or movements between foreign currencies in a cross-currency contract, arise from a variety of factors. Among such factors are: interest rates, governmental and trade deficits, investor sentiment, external events (e.g., crises such as war, political instability, natural disasters or terrorist attacks) and general economic conditions.

Volatility of Currency Prices. The profitability of the Fund and/or Underlying Fund sometimes depends, in part, upon the future price movements of currencies. However, price movements of currencies are influenced by, among other things, changing supply and demand relationships; governmental, trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. Governments from time to time intervene in certain markets in order to influence prices directly.

Exchange Rate Fluctuations. Investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. The Fund will generally value its holdings and to make distributions, if any, in U.S. Dollars. Thus, changes in currency exchange rates adverse to the U.S. Dollar may affect adversely the value of such holdings. Among the factors that may affect currency values are trade balances, the appropriateness of interest rates, the shape of the yield curve, the degree of central bank independence and credibility, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

Foreign Exchange Markets May Be Illiquid At Certain Times. Several nations or groups of nations have in the past imposed trading limits or restrictions on the amount by which the price of certain foreign exchanges may vary during a given time period and the volume which may be traded; they have also imposed restrictions or penalties for carrying positions in certain foreign currencies over time. Such limits may prevent trades from being executed during a given trading period. Such restrictions or limits could prevent the Fund and/or Underlying Funds from promptly liquidating unfavorable positions and, therefore could subject the Fund to substantial losses. In addition, even in cases where foreign exchange prices have not become subject to governmental restrictions, the Fund and/or Underlying Funds may be unable to execute trades at favorable prices if the liquidity of the market is not adequate. It is also possible for a nation or group of nations to restrict the transfer of currencies across national borders, suspend or restrict the exchange or trading of a particular currency, issue entirely new currencies to supplant old ones, order immediate settlement of a particular currency obligations, or order that trading in a particular currency be conducted for liquidation only. The Fund and/or Underlying Funds may trade on certain non-U.S. markets, which may be substantially more prone to periods of illiquidity than the United States markets due to a variety of factors.

Foreign Transactions Risks Generally. Trading on interbank markets outside the United States is not regulated by any United States

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governmental agency, and may involve certain risks not applicable to trading on United States exchanges. Trading on foreign markets involves the additional risks of expropriation, burdensome or confiscatory taxation, moratoriums, investment controls or political or diplomatic events, which might adversely affect the Fund and/or Underlying Fund’s trading activities. Trading on foreign markets is also subject to the risk of changes in the exchange rate between U.S. Dollars and the currencies in which such contracts are settled, which can have an effect on profits or losses even after a position has been closed out. Additionally, the Fund’s and/or Underlying Fund’s legal recourse in the event of default or trade dispute may be available only before foreign courts or other adjudicatory bodies under foreign law and rules, and such recourse may be severely limited and much more expensive than it would be in a forum located within the United States under U.S. or domestic state law. Furthermore, such trading also may be subject to whatever regulatory provisions are applicable to transactions effected outside the United States, whether on foreign exchanges or otherwise.

Non-U.S. Investments. The Fund and/or Underling Funds may engage in trading non-U.S. investments. Investments outside the United States or denominated in non-U.S. currencies pose currency exchange risks (including blockage, devaluation and non-exchangeability), geopolitical risks as well as a range of other potential risks that could include, depending on the country involved, expropriation, confiscatory taxation, political or social instability, illiquidity, price volatility, and market manipulation. In addition, less information may be available regarding non-U.S. issuers and non-U.S. companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Further, non-U.S. securities markets may not be as liquid as U.S. markets. Transaction costs of investing outside the U.S. are generally higher than in the U.S. Higher costs result because of the cost of converting a non-U.S. currency to dollars, the payment of fixed brokerage commissions on some non-U.S. exchanges, and the imposition of transfer taxes or transaction charges by non-U.S. exchanges. There is generally less government supervision and regulation of exchanges, brokers, and issuers outside the U.S. than there is in the U.S. and there is greater difficulty in taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Underling Funds’, and therefore the Fund’s, performance.

Foreign Securities and ADRs Risks. Certain investments of the Fund and/or Underling Funds may be made in securities issued by foreign companies, which makes the Fund and/or Underling Funds subject to more risks than if it invested solely in domestic common stocks. These securities are either directly listed on a U.S. securities exchange or are in the form of ADRs which are listed on a U.S. securities exchange. Risks of foreign common stocks include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluations, blockages or transfer restrictions; restrictions on foreign investments and exchange of securities; inadequate financial information; lack of liquidity of certain foreign markets; and less government supervision and regulation of exchanges, brokers and issuers in foreign countries.

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Developing and Emerging Markets. The Fund and/or Underlying Funds may engage in investing in developing and emerging markets. Such investment involves additional risks and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include, among others: (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty (including war); (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of securities markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on repatriation of invested capital and on the ability to exchange local currencies for U.S. Dollars; (viii) increased likelihood of governmental involvement in and control over the economies; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in auditing and financial reporting standards, which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the securities markets; (xii) longer settlement periods for securities transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; and (xiv) certain considerations regarding the maintenance of the Underlying Funds’ securities and cash with non-U.S. brokers and securities depositories.

Market or Interest Rate Risk. The Fund and/or Underlying Funds, may, from time to time, invest in fixed income securities and instruments. The price of many fixed income securities move in the opposite direction of the change in interest rates. For example, as interest rates rise, the prices of fixed income securities fall. If the Fund and/or Underlying Fund hold a fixed income security to maturity, the change in its price before maturity may have little impact on the Fund’s performance. However, if the Fund and/or Underlying Fund has to sell the fixed income security before the maturity date, an increase in interest rates could result in a loss to the Fund.

Maturity Risk. In certain situations, the Fund and/or Underlying Fund may purchase a bond of a given maturity as an alternative to another bond of a different maturity. Ordinarily, under these circumstances, the Fund and/or Underlying Fund will make an adjustment to account for the interest rate risk differential in the two bonds. This adjustment, however, makes an assumption about how the interest rates at different maturities will move. To the extent that the yield movements deviate from this assumption, there is a yield-curve or maturity risk. Another situation where yield-curve risk should be considered is in the analysis of bond swap transactions where the potential incremental returns are dependent entirely on the parallel shift assumption for the yield curve.

Inflation Risk. Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if an Underlying Fund purchases a 5-year bond in which it can realize a coupon rate of 5%, but the rate of inflation is 6%, then the purchasing power of the cash flow has declined.

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For all but inflation-linked bonds, adjustable bonds or floating rate bonds, the Fund and/or Underlying Fund is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk.

High Yield Securities. The Fund and/or Underlying Funds may invest in “high yield” bonds and preferred securities which are rated in the lower rating categories by the various credit rating agencies (or in comparable non-rated securities). Securities in the lower rating categories are subject to a greater risk of loss of principal and interest than higher-rated securities and are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with the lower-rated securities, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. The market for lower-rated securities is thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. In addition, adverse publicity and investor perceptions of lower-rated securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of such lower-rated securities.

Over-The-Counter Transactions. The Fund and/or Underlying Funds may engage in transactions involving securities traded on over-the-counter (“OTC”) markets. In general, there is less governmental regulation and supervision of the OTC markets than regulated exchanges. In addition, many of the protections afforded to participants on some regulated exchanges, such as the performance guarantee of an exchange clearinghouse, will not be available in connection with OTC transactions. This exposes the Fund to the risks that a counterparty will not settle a transaction because of a credit or liquidity problem or because of disputes over the terms of the contract. Therefore, to the extent that the Fund and/or Underlying Funds engage in trading on OTC markets, such the Fund could be exposed to greater risk of loss through default than if it confined its trading to regulated exchanges.

Concentration of Investments. While the Advisers intend to allocate to a diverse group of Underlying Funds after the Fund’s initial capital raising period, the investment strategy set forth herein and advisory agreements does not require the Fund to invest in a specific minimum number of securities, financial instruments or Underlying Funds. The concentration of the Fund’s portfolio would subject the Fund to a greater degree of risk with respect to the failure of one or a few investments. Although the Advisers intend to seek to obtain some diversification by investing in a number of different Underlying Funds, it is possible that several Underlying Funds may take substantial positions in the same security or group of securities at the same time. Thus, there is the risk that one of the strategies or techniques utilized by the Underlying Managers of the Underlying Funds may have a disproportionate share of the Fund’s assets. In addition, at any given time, the assets within an Underlying Fund may become highly concentrated within a particular company, industry, asset category, trading style or financial or economic market. In

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that event, an Underlying Fund’s portfolio will be more susceptible to fluctuations in value resulting from adverse economic conditions affecting the performance of that particular company, industry, asset category, trading style or financial or economic market, that a less concentrated portfolio would be. As a result, if an Underlying Fund’s investment portfolio becomes concentrated, its aggregate return may be volatile and may be affected substantially by the performance of only one or a few holdings.

Finally, certain Underlying Managers may themselves follow a multi-manager strategy, which may have an impact on the overall concentration of investments to the extent the Fund is already invested in a given Underlying Fund.

Business Risk. The companies in which the Fund and/or Underlying Fund invest may involve a high degree of business and financial risk. These companies, in some cases, may have significant variations in operating results, may be engaged in a rapidly changing business environment with products subject to a substantial risk of obsolescence, may require significant additional capital to support their operations, or may otherwise have a weak financial condition. The Fund is subject to the risk of loss of all or substantially all of its investments.

Competition. The securities industry and the varied strategies and techniques to be engaged in by the Advisers and the Underlying Managers are extremely competitive and each involves a degree of risk. The Fund, the Underlying Managers and the Underlying Funds will compete with firms, including many of the larger securities and investment banking firms, which have substantially greater financial resources and research staffs.

Lack of Liquidity in Investments. There may not always be a public market for investments made by the Fund and/or Underlying Fund. The Fund will generally not be able to sell its investments publicly unless the sale complies with the prospectus and registration requirements of applicable securities legislation, or unless an exemption from such requirements is available. The Fund may also be prohibited by contract from selling investments for a period of time. In addition, with respect to illiquid securities, even moderately-sized orders may lead to considerable changes in prices for both purchases and sales. If an asset held by the Fund is not liquid, there is a risk that it may not be possible to sell the asset or to only sell it at a considerable discount.

Hedging Transactions. Investments in financial instruments such as forward contracts, options, commodities and interest rate swaps, caps and floors, and other derivatives are commonly utilized by investment funds to hedge against fluctuations in the relative values of their portfolio positions as a result of changes in currency exchange rates, interest rates and/or the equity markets or sectors thereof. Any hedging against a decline in the value of portfolio positions does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio positions should increase. Moreover, it

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may not be possible for the Fund and/or Underlying Fund to hedge against a fluctuation at a price sufficient to protect the Underlying Fund’s assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations. For example, the cost of options is related, in part, to the degree of volatility of the underlying instruments or assets. Accordingly, options on highly volatile instruments or assets may be more expensive than options on other instruments or assets and of limited utility in hedging against fluctuations in their prices.

The Underlying Managers are not obligated to establish hedges for portfolio positions and may not do so. To the extent that hedging transactions are effected, their success is dependent on the ability of the Underlying Managers to correctly predict movements in the direction of currency and interest rates and the equity markets or sectors thereof.

Limits on Hedged Strategies. While the Fund and/or Underlying Funds may use hedging or arbitrage strategies, this in no respect should be taken to imply that the Fund and/or Underlying Funds’ investments are without risk or even reduced risk. Substantial losses may be recognized on “hedge” or “arbitrage” positions, and illiquidity and default on one side of a position can effectively result in the position being transformed into outright speculation. Every market neutral or relative value strategy involves exposure to some second order risk of the market, such as the implied volatility in convertible bonds or warrants, the yield spread between similar term government bonds, or the price spread between different classes of stock for the same underlying company. Further, many “market neutral” investments may employ limited directional strategies that may expose the Underlying Funds to certain market risks.

Short Selling. The Fund and/or Underlying Funds may sell securities short. Short selling involves the sale of a security that the seller does not own and must borrow in order to make delivery in the hope of purchasing the same security at a later date at a lower price. In order to make delivery to its purchaser, the seller must borrow securities from a third-party lender. The seller subsequently returns the borrowed securities to the lender by delivering to the lender securities it previously owned or by purchasing securities in the open market. The seller must generally pledge cash with the lender equal to the market price of the borrowed securities. This deposit may be increased or decreased in accordance with changes in the market price of the borrowed securities. During the period in which the securities are borrowed, the lender typically retains its right to receive interest and dividends accruing to the securities. In exchange, in addition to lending the securities, the lender generally pays the seller a fee for the use of the seller’s cash. This fee is based on prevailing interest rates, the availability of the particular security for borrowing and other market factors. Theoretically, securities sold short are subject to unlimited risk of loss because there is no limit on the price that a security may appreciate before the short position is closed. In addition, the supply of securities that can be borrowed fluctuates from time to time. The Fund, may be subject to losses if a security lender demands return of the lent securities and an alternative lending source cannot be found.

Counterparty Credit Risk. Many of the markets in which the Underlying Funds effect transactions are over-the-counter or inter-dealer markets. The participants in these markets are typically not subject to credit

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evaluation and regulatory oversight compared with members of exchange-based markets. To the extent the Underlying Funds invest in swaps, derivative or synthetic instruments, or other over-the-counter transactions on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These are significantly different from risks associated with effecting transactions on regulated, exchange-based markets. Participants in exchange-based markets are usually subject to account segregation and minimum capital requirements, and the exchanges themselves are often backed by clearing organization requirements and have the feature of daily settlement and mark-to-market valuation procedures. Transactions in over-the-counter or inter-dealer markets, in which transactions are effected directly through market participants, generally do not benefit from the foregoing protections. This exposes the Fund and/or Underlying Funds to the risk that a counterparty may not settle a transaction as per the terms and conditions thereof because of a dispute, whether valid or invalid, over the terms of the contract or because of credit or liquidity problems, thus exposing the Fund and/or Underlying Funds to a loss. Counterparty credit risk is more prevalent in the case of contracts involving longer maturities where events may intervene to prevent settlement, or in the event that the Fund and/or Underlying Funds concentrate a number of transactions with the same or a small group of counterparties in these over-the-counter markets.

Futures. Trading futures is a highly risky strategy. Whenever the Fund and/or an Underlying Fund purchase a particular future, there is a possibility that the Fund and/or Underlying Fund may sustain a total loss of its purchase price. The prices of futures are, in general, much more volatile than prices of securities such as stocks and bonds. As a result, the risk of loss in trading futures is substantially greater than in trading those securities. Prices of futures react strongly to the prices of the underlying commodities. The prices of these underlying products, in turn, rise and fall based on changes in interest rates, international balances of trade, changes in governments, wars, weather and a host of other factors that are entirely beyond the Fund’s and/or Underlying Fund’s control and that are very difficult (and perhaps impossible) to predict.

Options and Other Derivative Instruments. The Fund and/or Underlying Funds may invest in derivative instruments. The prices of many derivative instruments, including many options and swaps, are highly volatile. Price movements of options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of options and swap agreements also depends upon the price of the securities, currencies or other assets underlying them. The Fund and/or Underlying Funds are also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses or of counterparties. The cost of options is related, in part, to the degree of volatility of the underlying securities, currencies or other assets. Accordingly, options on highly volatile securities, currencies or other assets may be more expensive than options on other investments. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument or

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asset on which they are purchased or sold. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument or asset at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument or asset at the exercise price.

If a put or call option purchased by the Fund and/or an Underlying Fund were permitted to expire without being sold or exercised, the Fund and/or Underlying Fund would lose the entire premium it paid for the option. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying instrument or asset caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying instrument or asset would then be sold to the Fund and/or Underlying Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying instrument or asset caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying instrument or asset would then be sold by the Fund and/or an Underlying Fund at a lower price than its current market value.

Purchasing and writing put and call options and, in particular, writing “uncovered” options are highly specialized activities and entail greater than ordinary investment risks. In particular, the writer of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying instrument or asset above the exercise price of the option. This risk is enhanced if the instrument or asset being sold short is highly volatile and there is a significant outstanding short interest. These conditions exist in the stocks of many companies. The instrument or asset necessary to satisfy the exercise of the call option may be unavailable for purchase, except at much higher prices. Purchasing instruments or assets to satisfy the exercise of the call option can itself cause the price of the instruments or assets to rise further, sometimes by a significant amount, thereby exacerbating the loss. Accordingly, the sale of an uncovered call option could result in a loss by the Fund and/or an Underlying Fund of all or a substantial portion of its assets.

Swaps and certain options and other custom instruments are subject to the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty.

Call Option Risk. Many bonds, including agency, corporate and municipal bonds, and all mortgage-backed securities, contain a provision that allows the issuer to “call” (i.e., redeem) all or part of the issue before the bond’s maturity date. The issuer usually retains this right to refinance the bond in the future if market interest rates decline below the coupon rate. There are three disadvantages to the call provision. First, the cash flow pattern of a callable bond is not known with certainty. Second, because the issuer will call the bonds when interest rates have dropped, the Fund and/or Underlying Fund is exposed to reinvestment rate risk – the Fund and/or Underlying Fund will have to reinvest the proceeds received when the bond is called at lower interest rates. Finally, the capital appreciation potential of a bond will be reduced because the price

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of a callable bond may not rise much above the price at which the issuer may call the bond.

Changes in Derivatives Regulations. The regulatory environment for derivatives is evolving, and changes in such regulation could restrict, make more costly, or otherwise adversely affect the Fund and/or Underlying Fund’s ability to pursue its investment strategy.

Common Stock Risk. The Fund and/or Underlying Funds may invest in common stocks. The common stock of an issuer in the Fund and/or Underlying Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund and/or an Underlying Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Dividend-Paying Stock Risk. The Fund and/or Underlying Funds may invest in dividend-paying stocks, which involve the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. Depending upon market conditions, dividend-paying stocks that meet the Fund and/or Underlying Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. There is no guarantee that issuers of the stocks held by the Fund and/or an Underlying Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Large Capitalization Company Risk. The Fund and/or Underlying Funds may invest in large capitalization companies which may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Commodity Price Risk. Many of the issuers of securities in which the Fund invests through the Fund and/or Underlying Funds may be in industry sectors that may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum

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Exporting Countries (OPEC); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods.

Energy Sector Risk. The Fund and/or Underlying Funds may invest in the energy sector, which is subject to energy sector risks. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole, and a downturn in the energy sector could have an adverse effect on the Fund’s performance. To the extent a significant portion of the Fund is invested in the energy sector, the Fund may present more risks than if it were more broadly diversified over numerous industries and sectors of the economy. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.

Utilities Risk. The Fund and/or Underlying Funds may invest in the securities of utility issuers which may render the Fund susceptible to adverse economic, political or regulatory occurrences affecting such issuers. The utility industry generally includes companies involved in providing products, services or equipment for the generation or distribution of electricity, gas or water; telecommunications services; or infrastructure projects, such as airports. Various sectors of this industry and particular companies within the sector may not perform as well as the industry as a whole. See “Risk Factors and Special Considerations—Utilities Risk”.

Telecommunications Risk. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such companies and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of services to residential, corporate and governmental customers. Additionally, telecommunications companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, significant capital expenditures, heavy debt burdens and rapid

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obsolescence of products and services due to product compatibility or changing consumer preferences, among other things.

Industrial Products, Services and Equipment Company Risk. Industrial products, services and equipment companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services. Industrial products, services and equipment companies can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Financial Services Companies Risk. The Fund and/or Underlying Funds may invest in financial services companies thereby exposing the Fund to various risks. These risks include the effects of changes in interest rates on the profitability of financial services companies, the rate of corporate and consumer debt defaults, price competition, governmental limitations on a company’s loans, other financial commitments, product lines and other operations, and recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). Some financial services companies have recently experienced significant losses in value and the possible recapitalization of such companies may present greater risks of loss. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man- made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

Real Estate Securities and Related Derivatives Risk.  The Fund and/or Underlying Funds may gain exposure to the real estate sector by investing in REITs, real estate-linked derivatives, and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. See “Risk Factors and Special Considerations—Real Estate Securities and Related Derivatives Risk.”

Liquidity Risk. Although the equity securities in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, potentially those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements.

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Preferred Securities Risk.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments. See “Risk Factors and Special Considerations—Preferred Securities Risk.”

New Issues Risk. New Issues are initial public offerings of U.S. equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund and/or Underlying Funds and therefore the Fund. However, there is no assurance that the Fund and/or Underlying Funds will have access to profitable Initial Public Offerings (“IPOs”) and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of the Fund and/or Underlying Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund and/or Underlying Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund and/or Underlying Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Regulatory Risk.  Issuers in which the Fund and/or Underlying Funds may invest, including some MLPs or entities operating in the energy, utility and telecommunications sectors, are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of some stocks in the Fund and/or Underlying Funds’ portfolio. There is also an inherent risk that issuers in which the Fund and/or Underlying Fund invests, including MLPs, may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase compliance costs and remediation costs. Such issuers may not be able to recover these costs from insurance.

Regulatory risks associated with Investing in Private Funds. The Fund is subject to, and indirectly invests in Underlying Funds that are subject to, risks associated with legal and regulatory changes applicable to private equity funds. The SEC has been inspecting and continues to inspect advisers and general partners of private equity funds, which inspections to date have identified issues concerning, among other things, whether certain advisers and general partners have misallocated certain fees and expenses to the private equity funds to the detriment of their

37

limited partners and/or may have breached their fiduciary duties to their limited partners, whether private equity funds or their portfolio companies are paying the costs of consultants or “operating partners” as opposed to the adviser or general partner, whether the adviser or general partner is charging portfolio companies “monitoring fees” without adequate disclosure to fund investors, whether advisers or general partners are using valuation methodologies in fund reports and marketing materials that are different from those disclosed to fund investors, the voluminous and complex limited partnership agreements of private equity funds, a lack of transparency during the life of a private equity fund, and “zombie” advisers -- advisers that are unable to raise additional funds and continue to manage legacy funds long past their expected life. The SEC has initiated enforcement proceedings against certain advisers and general partners and may initiate other enforcement proceedings in the future.

Investment Companies and Exchange-Traded Notes Risk. The Fund and/or Underlying Funds, may invest in the securities of other investment companies, including exchange-traded funds, and in exchange- traded notes, to the extent permitted by law. To the extent the Fund and/or Underlying Fund invests in the common equity of investment companies, the Fund and/or Underlying Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund and/or Underlying Fund will also remain obligated to pay management fees to the investment adviser with respect to the assets invested in the securities of other investment companies. In these circumstances, holders of the Fund’s Common Shares will be in effect subject to duplicative investment expenses. The securities of other investment companies in which the Fund and/or Underlying Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Fund’s Common Shares) will be diminished.

Highly Volatile Markets. The prices of securities and derivative instruments, including futures and options prices, may be highly volatile. Price movements of securities, forward contracts, futures contracts, and other derivative contracts in which the Fund and/or Underlying Funds may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and U.S. and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund and/or Underlying Funds are also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

Trading Risks. Substantial risks are involved in the trading of securities. Market movements can be volatile and are difficult to predict. U.S.

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Government activities, particularly those of the Federal Reserve Board, can have a profound effect on interest rates that, in turn, substantially affect securities, and futures prices as well as the liquidity of markets. Politics, recession, inflation, employment levels, trade policies, international events, war, acts of terrorism and other unforeseen events can also have significant impacts upon the prices of securities. A variety of possible actions by various government agencies also can inhibit the profitability of the Fund and/or Underlying Fund’s investments or can result in losses. Such events, which can result in huge market movements and volatile market conditions, create the risk of catastrophic losses for the Fund and/or Underlying Fund, and therefore the Fund. Various techniques may be employed to attempt to reduce a portion of the risks inherent in the strategies utilized on behalf of the Fund and/or Underlying Fund. The ability to achieve the desired effect through a particular technique is dependent upon many factors, including the liquidity of the market at the desired time of execution. Thus, substantial risk remains that the techniques employed by the Fund and/or Underlying Fund cannot always be implemented or effective in reducing losses. The activities undertaken on behalf of the Fund will involve a degree of leverage. Accordingly, a relatively small price movement may result in substantial and immediate losses. At various times, the markets for securities and futures may be “thin” or illiquid, making purchases or sales of securities or commodities at desired times, at prices or in desired quantities difficult or impossible. The volume and volatility of trading in the market depend in part on general public interest and public opinion concerning economic conditions as well as the liquidity provided by market-makers and specialists. The liquidity of the market may also be affected by a halt in trading on a particular securities exchange or exchanges. Illiquid markets may make it difficult to get an order executed at a desired price.

Trade Errors. The Adviser’s and Underlying Managers’ computerized trading systems rely on the ability of their personnel to accurately process such systems' outputs and to use the proper trading orders, including stop-loss or limit orders, to execute the transactions called for by the systems. In addition, they rely on their staff to properly operate and maintain the computer and communication systems upon which the trading systems rely. Such systems are inherently subject to human errors, including the failure to implement, or the inaccurate implementation of any of the systems, in addition to errors in properly executing transactions. This could cause substantial losses on transactions, and any such losses could substantially and adversely affect the performance of the Fund.

Difficult-to-Value or Illiquid Investments Risk. The Fund and/or Underlying Funds may invest in securities that are difficult to value or that are illiquid. It may be more difficult to sell illiquid securities at an attractive price, particularly if they are not publicly-traded. Where the Fund and/or Underlying Fund desires registration of the security, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, the Fund and/or Underlying Fund may not be able to obtain as favorable a price at the time of the decision to sell as it might achieve in the future. The Fund and/or Underlying Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

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Temporary Defensive Investments.  When a temporary defensive posture is believed by the Advisers to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments, and repurchase agreements in respect of those instruments, that the Advisers determine in their judgment to be of appropriate creditworthiness. Money market instruments in which the Fund may invest include obligations of the U.S. government, its agencies or instrumentalities; commercial paper that the Advisers determine to be investment grade, and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. The Fund may find it more difficult to achieve the long-term growth of capital component of its investment objectives during temporary defensive periods.

Turnover. The Fund and/or Underlying Funds may invest on the basis of certain short-term market considerations. The turnover rate within the Fund and/or Underlying Funds are expected to be significant, potentially involving substantial brokerage commissions, fees and other transaction costs.

Increases in Assets Under Management May Have an Adverse Effect on Trading. By accepting additional equity, the Fund and each Underlying Fund may exceed the Adviser and/or Underlying Manager’s capacity – i.e., the maximum amount at which it can effectively trade and manage risk. For example, the Underlying Manager may encounter difficulty in establishing or liquidating larger positions at desired prices.

Effect of Fees and Expenses on Returns. The Fund will pay the Advisory Fee, where applicable, and will bear all expenses related to its operations including the payment of performance fees and management fees to the Underlying Managers. Such fees are expected to reduce the actual returns to investors. Most of the fees and expenses will be paid regardless of whether the Fund produces positive investment returns. As a result, the Fund could incur a substantial cost with no opportunity for a return.

Market Disruption and Geopolitical Risk.  The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities, the outbreak of infectious diseases such as Ebola and other similar events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of these events cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions,

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secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the Common Shares.

Economic Events. While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. The policy of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objectives.

Government Intervention in Financial Markets Risk. The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self- regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. See “Risk Factors and Special Considerations—Government Intervention in Financial Markets Risk.”

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred shares or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to Shareholders.

Warrants Risk. Through its various investment strategies, the Fund may acquire equity warrants, which carry their own unique risks. For example, if the price of the underlying stock tied to a warrant does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur during the term of the Fund, which may adversely affect the Fund. For example, the regulatory environment for highly leveraged investors is evolving, and changes in the direct or indirect regulation of highly leveraged investors may adversely affect the ability of the Fund to

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pursue its investment strategies. If some of the Fund’s assets will be located offshore, there is a possibility that the jurisdiction in which the assets are housed until deployment will undergo tax, corporate or other changes of law, which could adversely impact the Fund and/or the Shareholders.

Cross-Series Liability. The Fund intends to invest substantially all of its assets in one or more series of ACA Master Select Fund, LP, a Delaware series limited partnership. The Series Partnership structure has yet to be tested by Delaware courts. There is no established body of case law regarding Series Partnerships, leaving many issues regarding the Series Partnership structure unresolved. Each Series will have separate Limited Partners, and each series (i) will own separate assets, and (ii) will have the separate rights and powers. Ideally, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing from time to time with respect to a particular series shall be enforceable against the assets of such Series only and not against the assets of any other series or of ACA Master Select Fund, LP generally. Creditors doing business with the Series Partnership may be unaware of the limited liability of each series unless they are informed of the structure by the General Partner. If such structure is unknown to the creditors, the courts may pierce the corporate veil, holding the entire entity liable for the debts of one series.

If Delaware does not accord each series separate legal entity status, an insolvent series may force the ACA Master Select Fund, LP and all of its series into bankruptcy. Federal bankruptcy courts may respect the separateness of each series, but can still choose to consolidate the assets of each series under the doctrine of substantive consolidation. This would allow a bankruptcy court to disregard the series structure if it seems that the entity is operating more as a single unit rather than separate series. Each series of ACA Master Select Fund, LP will likely be treated by the IRS as a separate taxable entity; however, it is unknown how states who have not adopted Series Partnership statutes will treat such an entity structure. A separate series may not be allowed to transact business on its own accord in a state that fails to recognize the Series Partnership structure. Such states may also fail to respect the separate series structure in its courts, again allowing the entire entity to be held liable for the debts and liabilities of an individual series.

Dodd-Frank Act.  Congress has enacted sweeping financial legislation, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of

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investment advisers, and the trading and use of many derivative instruments, including swaps.

There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Fund.

The implementation of the Dodd-Frank Act could also adversely affect the Adviser, Sub-Adviser and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Adviser’s, Sub-Adviser’s and the Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Adviser, Sub-Adviser and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Adviser, sub-Adviser and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Securities Exchange Act of 1934. In connection with any acquisition or beneficial ownership by the Fund and/or Underlying Fund of more than 5% of any class of the equity securities of a company registered under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Fund and/or Underlying Fund may be required to make certain filings with the SEC. Generally, these filings require disclosure of the identity and background of the purchaser, the source and amount of funds used to acquire the securities, the purpose of the transaction, the purchaser’s interest in the securities, and any contracts, arrangement or undertakings regarding the securities. In certain circumstances, the Fund and/or Underlying Fund may be required to aggregate its investment position in a given issuer with the beneficial ownership of that issuer’s securities by or on behalf of the Adviser, and its affiliates, which could require the Fund, together with such other parties, to make certain disclosure filings or otherwise restrict the Fund and/or Underlying Fund’s activities with respect to such Portfolio issuer’s securities. In addition, if the Fund and/or Underlying Fund becomes the beneficial owner of more than 10% of any class of the equity securities of a company registered under the Exchange Act, the Fund and/or Underlying Fund may be subject to certain additional reporting requirements and to liability for short-swing profits under Section 16 of the Exchange Act. The Fund and/or Underlying Fund will likely intend to manage its investments so as to avoid the short-swing profit liability provisions of Section 16 of the Exchange Act.

See “Risk Factors and Special Considerations” and the other information included in this Prospectus for a discussion of factors you should carefully consider before deciding to invest in the Common Shares of the Fund.

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SUMMARY OF FUND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Shareholders can expect to bear.

To make an investment in the Fund, a prospective investor must open a brokerage account with a Selling Agent or the Distributor. Any costs associated with opening such an account are not reﬂected in the following table or the Examples below. Investors should contact their broker or other ﬁnancial professional for more information about the costs associated with opening such an account.

TRANSACTION FEES
Maximum sales load (percentage of purchase amount)	None
Maximum repurchase fee[1]	2.00%
ANNUAL FUND EXPENSES (as a percentage of the Fund’s net assets)
Advisory Fee	0.75%
Fulcrum Fee[2]	0.00-1.50%
Acquired Fund Fees and Expenses[3]	0.00-____%
Other Expenses[4]	1.33%
Distribution and Servicing Fee	0.10%
Total Annual Fund Expenses	2.03-6.13%
Less Fee Waiver and Expense Reimbursement[5]	(0.0)
Annual Net Expenses	2.95%

1. A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of an Shareholder’s Common Shares at any time prior to the day immediately preceding the one-year anniversary of an Shareholder’s purchase of the Common Shares (on a “ﬁrst in-ﬁrst out” basis). An early repurchase fee payable by an Investor may be waived by the Fund, in circumstances where the Board of Trustees determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Investor. However, if shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by the Administrator, currently $15. The early repurchase fee will be retained by the Fund for the beneﬁt of the remaining Investors. See “Repurchases and Transfers of Shares.”

2. The total fee may vary from 0.00% (the “Minimum Fee”) to 1.50% (the “Maximum Fee”).

3. The Shareholders will indirectly bear the expenses of the Underlying Funds in which the Fund invests. This amount includes the fees and expenses of the Underlying Funds in which the Fund invests. When applicable, fees and expenses are based on historic fees and expenses for the Underlying Funds, and for those Underlying Funds with little or no operating history fees and expenses are based on expected fees and expenses stated in the Underlying Fund’s governing documents, prospectus or advisory agreement. Future fees and expenses for certain Underlying Funds may be substantially higher or lower because certain fees and expenses are based on the performance of the Underlying Funds, which may fluctuate over time. In addition, the Underlying Funds held by the Fund and their fees will change over time, impacting the calculation of the Acquired Fund Fees and Expenses.

4. Other Expenses are estimated for the Fund’s current fiscal year and include expenses incurred by the Fund.

5. The Adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until February 28, 2018 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) will not exceed 2.95% of the Fund’s Average Daily Net Assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the Fund’s adviser.

The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. See “Fund Expenses,” “Advisory Fee” and “Purchases of Shares.”

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Example: You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return and a Maximum Fulcrum Fee:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$___	$___	$___	$___

The preceding example is based on the fees and expenses set out above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The rate of return of the Fund also may be greater or less than the hypothetical 5% return used in the example above.

THE FUND

ACA/Prism Multi-Strat Alternatives Fund (the “Fund”) is a statutory trust that was formed under the laws of the State of Delaware on ____________ __, 2016. The Fund is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company. The Fund’s mailing address is 25 Recreation Park Drive, Suite 110, Hingham, MA 02043.

Crow Point Partners, LLC serves as the Fund’s adviser (the “Adviser”) and Alternative Capital Advisers, LLC, serves as the Fund’s sub-adviser (the “Sub-Adviser”). The Adviser and Sub-Adviser are each herein referred to as an “Adviser” and collectively the “Advisers.”

USE OF PROCEEDS

The net proceeds from the sale of Common Shares are invested by the Fund as of the first business day of the month following the Fund’s receipt of such proceeds. The Fund expects that following receipt of the offering proceeds by the Fund, the Fund will allocate such proceeds as soon as practicable (but not in excess of three months) after each subscription date, in accordance with the Fund’s investment objective and strategies and consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund.

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is capital appreciation. As a secondary objective, the Fund seeks capital preservation. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of Shareholders. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change in accordance with SEC rules. An investment in the Fund is not appropriate for all investors. The Fund cannot assure you that its investment objectives will be achieved.

INVESTMENT APPROACH

Investment Process/Philosophy

The Advisers will seek to achieve the Fund’s investment objective by investing the Fund’s assets in one or more series of ACA Master Select Fund, LP or an affiliate (collectively, the “Underlying Funds,” and each, an “Underlying Fund”) that are managed by independent portfolio managers (collectively, the “Underlying Managers,” and each, an “Underlying Manager”) which may pursue, among others, the following investment strategies: long/short equity investing, fixed income investing, short sales, derivatives trading, commodities and futures trading, event-driven investing, arbitrage (including relative value arbitrage), spot currencies trading and macro trading strategies. The Underlying Managers may employ leverage in their strategies. In addition, the Fund may allocate its assets directly in securities and/or other financial instruments pursuing the same strategies discussed above.

Investment Policies

In general, the Advisers believe that an active allocation approach is critical to delivering consistent returns. The Advisers will regularly evaluate and monitor both existing and potential Underlying Managers based upon

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performance, correlation and market conditions. The investment styles that the Advisers tend to favor may represent a wide range of investment strategies and styles. At times, in order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objectives during the employment of a temporary defensive position.

  The Advisers intend to continually meet and review a variety of Underlying Managers and corresponding alternative strategies. The Advisers intend to target Underlying Funds with assets under management of less than $1 billion, but reserve the right to allocate to Underlying Funds that have assets under management in excess of $1 billion. The Advisers intend to seek Underlying Managers that the Advisers believe have extensive experience in managing hedge funds and generating positive risk-adjusted returns. In addition, Underlying Managers will generally be selected for their ability to, in the Advisers’ opinion, earn returns that are largely uncorrelated to the broader markets and successfully manage risk. Once an Underlying Manager and an Underlying Fund are selected for consideration, the Advisers intend to conduct a thorough due diligence review of each the Underlying Manager and the Underlying Fund.

The Advisers will seek to invest no more than 25% of the Fund’s capital, measured at the time of investment, in any one Underlying Fund. The Fund will also limit its investments to Underlying Funds where the Underlying Manager is willing to accept certain terms including fee reductions, at least quarterly redemptions and certain information sharing arrangements including information regarding the Underlying Fund’s investment strategy sufficient to consider the an investment in the Underlying Fund and the estimates and indications of the Underlying Fund’s net asset value or account balance necessary to determine the Fund’s net asset value on the Determination Date (defined below).

The development of an investment strategy is a continuous process, and the Fund’s investment strategies and methods may therefore be modified from time to time. The Fund’s investment methods are confidential, and the descriptions of them in this Prospectus (or any ancillary exhibit hereto) are not exhaustive. The Fund’s investment strategies may differ from those used by the Adviser or Sub-Adviser and their affiliates with respect to other accounts they manage. Investment decisions require the exercise of judgment by the Advisers and/or the Underlying Managers. The Advisers and/or the Underlying Managers may, at times, decide not to make certain investments, thereby foregoing participation in price movements that would have yielded profits or avoided losses. Shareholders cannot be assured that the strategies or methods utilized by the Advisers will result in profitable investing for the Fund.

PORTFOLIO COMPOSITION

As indicated elsewhere, the Advisers seek to achieve the Fund's investment objective by primarily investing in various Underlying Managers and Underlying Funds. In general, the Fund’s portfolio is expected to be composed principally of Underlying Funds which invest in the following investments. However, the Fund may allocate its assets directly in the securities and/or other financial instruments discussed below. A more detailed description of the Fund’s investment policies and restrictions, including fundamental policies of the Fund, is contained in the SAI.

ACA Master Select Fund, LP. The Fund will invest in the Series Limited Partnership Interests of one or more series of ACA Master Select Fund, LP (the “Underlying Funds”), a Delaware Series Limited Partnership formed on March 21, 2014. ACA Master Select Fund, LP and the Underlying Funds will be managed by its General Partner ACA Master Select Fund GP, LLC, (the “General Partner”), pursuant to the Fund’s Partnership Agreement. The Sub-Adviser serves as the exclusive adviser to ACA Master Select Fund, LP.

The Underlying Funds will be established for the sole purpose of utilizing the investment advisory services of the Underlying Managers as the exclusive investment adviser to the various series in accordance with Section 17-218 of the Delaware Revised Uniform Limited Partnership Act. Each series may have a different investment strategy as well as other terms unique to each series. Thus, the General Partner of ACA Master Select Fund, LP expects that each series will invest in a different portfolio of assets or will utilize a greater or lesser amount of leverage.

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Equity Securities. The Fund and/or Underlying Funds may invest in U.S. listed equity securities of both U.S. and non-U.S. issuers, which may include American Depositary Receipts and Global Depositary Receipts. Equity securities generally represent an equity ownership interest in an issuer. The Fund and/or Underlying Funds may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. Securities laws, markets and accounting requirements, including in securities of issuers whose primary operations or principal trading market is in an “emerging market.” “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund and/or Underlying Funds may invest in companies without regard to their capitalization and thus may hold securities issued by smaller companies. The value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies.

  Preferred Securities. The Fund and/or Underlying Funds may invest in preferred securities. Preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to the Shareholders.

Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the Dividends Received Deduction. Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities.

Fixed Income Securities. The Fund and/or Underlying Funds may invest in bonds of varying maturities issued by the U.S. government and corporate issuers, and other issuers. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities. Bonds generally are used by their issuers to borrow money from investors. The issuer pays investors a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

High Yield Securities. Subject to its investment policies, the Fund and/or Underlying Funds may invest in securities rated, at the time of investment, below investment grade quality such as those rated Ba or below by Moody’s Investor’s Service, Inc. (“Moody’s”), BB or below by S&P or Fitch Ratings (“Fitch”), or securities comparably rated by other rating agencies or in unrated securities determined by the Adviser to be of comparable quality. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories. Often the protection of interest and principal payments with respect to such securities may be very moderate and issuers of such securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund and/or Underlying Fund to sell certain securities or could result in lower prices than those used in calculating the Fund and/or Underlying Fund’s net asset value. The prices of fixed income securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities.

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Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. The investor receives this higher coupon in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal.

U.S. Government Debt Securities. The Fund and/or Underlying Funds may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance. Such obligations include U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the separate trading of registered interest and principal securities program (i.e., STRIPS), all of which are backed by the full faith and credit of the United States.

Warrants. The Fund and/or Underlying Funds may purchase warrants. Warrants are instruments issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Warrants normally have a short life span to expiration. The purchase of warrants involves the risk that the Fund and/or Underlying Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the subscribed security’s market price such as when there is no movement in the level of the underlying security.

  Options. The Fund and/or Underlying Funds may, from time to time, buy or sell options short as an additional means of hedging the portfolio and to potentially generate additional income. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as American style options may be exercised at any time during the term of the option. Other options, known as European style options, may be exercised only on the expiration date of the option. As the writer of an option, the Fund would effectively add leverage to its portfolio because, in addition to its Gross Invested Assets, the Fund would be subject to investment exposure on the value of the assets underlying the option. However, the Fund and/or Underlying Funds may not include the notional amounts of written options for purposes of calculating its limitation on leverage set forth in this prospectus.

If an option written by the Fund and/or Underlying Fund expires unexercised, the Fund and/or Underlying Fund realizes on the expiration date a capital gain equal to the premium received by the Underlying Fund at the time the option was written. If an option purchased by the Fund and/or Underlying Fund expires unexercised, the Fund and/or Underlying Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when the Fund and/or Underlying Fund desires. The Fund and/or Underlying Fund may sell call or put options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the call or put option when purchased. The Fund and/or Underlying Fund will realize a capital gain from a closing purchase transaction if the cost of the closing transaction is less than the premium received from writing the option, or, if it is more, the Fund and/or Underlying Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund and/or Underlying Fund will

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realize a capital gain or, if it is less, the Fund and/or Underlying Fund will realize a capital loss. Net gains from the Fund and/or Underlying Fund’s option strategy will be short-term capital gains which, for U.S. federal income tax purposes, will constitute net investment company taxable income.

Put Options. The Fund and/or Underlying Funds may, from time to time, engage in an options writing strategy consisting principally of writing put options on securities sold short in its portfolio or securities that are candidates for inclusion in its portfolio. Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. This strategy is designed to provide the Fund and/or Underlying Fund with the potential to cover securities sold short that the Underlying Manager is interested in acquiring for the Fund and/or Underlying Fund at attractive valuations while earning put premium income as a means to enhance distributions payable to the Fund and/or Underlying Fund and also to help mitigate potential adverse moves in short positions. Put option strategies may produce a higher return than covered call writing (described below), but may involve a higher degree of risk and potential volatility.

The Fund and/or Underlying Funds may from time to time write (sell) put options on individual securities only if the put option is covered. A put option written by the Fund and/or Underlying Fund on a security is covered if the Fund and/or Underlying Fund is short shares equal to or greater than the notional value of the put sold short, or if it segregates or earmarks assets determined to be liquid by the Underlying Manager equal to the exercise price, or if the Fund and/or Underlying Fund owns a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund and/or Underlying Fund in segregated or earmarked assets determined to be liquid by the Advisers and/or Underlying Manager as described above. Unlike a covered call option (described below), the cover for a put option covered in this manner will not provide the Underlying Fund with any appreciation to offset any loss the Fund and/or Underlying Fund experiences if the put option is exercised.

Call Options and Covered Call Writing. The Fund and/or Underlying Funds may also follow a strategy known as “covered call option writing,” which is a strategy designed to generate current gains from option premiums as a means to enhance distributions payable to the Fund and/or Underlying Fund.

  Over time, as the Fund and/or Underlying Fund may write covered call options over more of its portfolio, its ability to benefit from capital appreciation may become more limited, and the Fund and/or Underlying Fund may lose money to the extent that it writes covered call options and the securities on which it writes these options appreciate above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, the Adviser and/or Underlying Manager may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Fund and/or Underlying Fund’s ability to benefit from capital appreciation.

A call option written by the Fund and/or Underlying Fund on a security is covered if the Fund and/or Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser and/or Underlying Manager in such amount are segregated by the Underlying Fund’s custodian or earmarked on the Fund and/or Underlying Fund’s books and records) upon conversion or exchange of other securities held by the Fund and/or Underlying Fund. A call option is also covered if the Fund and/or Underlying Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund and/or Underlying Fund in segregated or earmarked assets determined to be liquid by the Underlying Manager as described above.

The standard contract size for a single option is 100 shares of the common stock. There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put). For example, ten XYZ Co. October 40 call options provide the right to purchase 1,000 shares of XYZ Co. on or before October at $40.00 per share. A call option whose strike price is above the current price of the underlying stock is called “out-of-the-money.” Generally, options that will be sold by the Fund and/or Underlying Funds are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the

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sale of the option. An option whose strike price is below the current price of the underlying stock is called “in-the-money” and may be sold by the Fund and/or Underlying Fund as a defensive measure to protect against a possible decline in the underlying stock.

For conventional listed call options, the option’s expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that, under certain circumstances when deemed at the Advisers and/or Underlying Manager’s discretion to be in the best interest of the Fund and/or Underlying Fund, options that are written against the Fund and/or Underlying Fund stock holdings will be repurchased prior to the option’s expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise their rights and buy the stock from the Fund at the strike price if the stock traded at a higher price than the strike price. In general, when deemed at the Underlying Manager’s discretion to be in the best interests of the Fund and/or Underlying Fund, the Fund and/or Underlying Fund may enter into transactions, including closing transactions, that would allow it to continue to hold its common stocks rather than allowing them to be called away by the option holders.

Options on Indices. The Fund and/or Underlying Funds may sell call and put options on stock indices or sectors. Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, these types of options are sometimes referred to collectively as index options. Options on an index differ from options on individual securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

As the seller of an index call or put option, the Fund and/or Underlying Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The purchaser of an index put option has the right to any depreciation in the value of the index below a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund and/or Underlying Fund, in effect, agrees to sell the potential appreciation (in the case of a call) or accept the potential depreciation (in the case of a put) in the value of the relevant index in exchange for the premium. If, at or before expiration, the purchaser exercises the call or put option sold by the Fund and/or Underlying Fund, the Fund and/or Underlying Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund and/or Underlying Fund as the seller of the index call or put option.

The Fund and/or Underlying Fund may execute a closing purchase transaction with respect to an index option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund and/or Underlying Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net index option premiums realized from the sale of the index option.

The Fund and/or Underlying Fund will cover its obligations when it sells index options. An index option is considered covered if the Fund and/or Underlying Fund maintains with its custodian or designates on its books and records assets determined to be liquid by the Adviser and/or Underlying Manager in an amount equal to the contract value of the applicable basket of securities. The cover for an index option covered in this manner will not provide the Fund and/or Underlying Fund with any appreciation to offset any loss the Fund and/or Underlying Fund experiences if the index option is exercised. An index or sector put option also is covered if the Fund and/or Underlying Fund holds a put on the same basket of securities as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund and/or Underlying Fund in segregated or earmarked assets determined to be liquid by the Adviser and/or Underlying Manager as described above. An index or sector call option also is covered if the Underlying Fund holds a call on the same basket of securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund and/or Underlying Fund

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in segregated or earmarked assets determined to be liquid by the Adviser and/or Underlying Manager as described above.

Derivatives. The Fund and/or Underlying Funds may engage in derivative transactions, including interest rate transactions; when issued, delayed delivery securities and forward commitments; repurchase agreements; and swaps and related derivatives. The Fund and/or Underlying Funds may also utilize other types of derivative instruments, primarily for hedging or risk management purposes. Although the Adviser and/or Underlying Managers may seek to use such practices to further the Fund’s and/or Underlying Funds’ investment objectives, no assurance can be given that the Adviser and/or Underlying Manager will engage in any of these practices or that these practices will achieve the desired result. Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions, or illiquidity of the derivative investments. To mitigate its counterparty risk, the Fund and/or Underlying Funds will generally enter into derivative transactions (if any) with a variety of parties. Amounts paid by the Fund and/or Underlying Funds as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund and/or Underlying Funds for investment purposes.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund and/or Underlying Funds may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. The Fund and/or Underlying Funds may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund and/or Underlying Fund prior to the settlement date. The Fund and/or Underlying Fund will segregate with its custodian, or earmark on its books and records, cash or liquid assets in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Registered Investment Companies. The Fund and/or Underlying Funds may invest in registered investment companies, including exchange traded funds (“ETFs”).

Exchange Traded Notes. The Fund and/or Underlying Funds may invest in exchange traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. When an Underlying Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund and/or Underlying Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy.

Restricted and Illiquid Securities. The Fund and/or Underlying Funds may invest in restricted, illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund and/or Underlying Fund in determining its net asset value. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Foreign Currency-Related Transactions. The Fund and/or Underlying Funds may invest directly in non-U.S. currencies or in securities that trade in, and receive revenues in, non-U.S. currencies, or in derivatives that provide exposure to non-U.S. currencies.

  Lending Portfolio Securities. To generate additional income, the Fund and/or Underlying Funds may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities.

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As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund and/or Underlying Funds may engage in lending portfolio securities when such lending is fully secured by investment grade collateral held by an independent agent.

The Fund and/or Underlying Funds may lend their portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund and/or Underlying Funds can increase their income through the investment of the collateral. For the purposes of this policy, the Fund and/or Underlying Funds may consider collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund and/or Underlying Funds to be the equivalent of cash. From time to time, the Fund and/or Underlying Funds may return to the borrower or a third party which is unaffiliated with it, and which is acting as a placing broker, a part of the interest earned from the investment of collateral received for securities loaned.

Short Selling. As part of the Fund and/or Underlying Fund’s investment strategies, the Fund and/or Underlying Funds may attempt to limit exposure to a possible market decline in the value of its portfolio securities by investing in Fund and/or Underlying Funds that utilize short sales of securities. A short sale is a transaction in which the Fund and/or Underlying Fund directly, sells a security it does not own in anticipation that the market price of that security will decline. The Fund and/or Underlying Fund may also use short sales for non-hedging purposes to pursue its investment objective. But, subject to the requirements of the 1940 Act and the Code, the Fund and/or Underlying Funds will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund and/or Underlying Funds exceeds 120% of the value of all long assets.

If a security sold short increases in price, the Fund and/or Underlying Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. It is possible that the Fund and/or Underlying Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund and/or Underlying Fund. The Fund and/or Underlying Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund and/or Underlying Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

Defensive Instruments Such as Cash and Cash Equivalents. During the period during which the net proceeds of any offering of Common Shares are being invested, or during periods in which the Advisers determine that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may temporarily deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents with remaining maturities of less than one year. The Advisers’ determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the Common Shares may be adversely affected and the Fund may not pursue or achieve its investment objectives.

USE OF LEVERAGE

As described herein, the Fund does not intend to use leverage to achieve its investment objective. However, when appropriate and subject to applicable regulations, the Underlying Funds may use leverage in their investment programs, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, or total return swaps, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser the full benefit of movement in the market of those underlying securities. As a result, the Fund may be indirectly exposed to leverage through an investment in such Underlying Funds. An investment Underlying Funds that use leverage may expose the Fund to higher volatility in the market value of such Underlying Funds and

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the possibility that the Fund’s long-term returns on such investment (and, indirectly, the long-term returns of the Fund’s Common Shares) will be diminished.

While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent an Underlying Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of the Underlying Fund and the Fund. If the interest expense on borrowings were to exceed the net return on the investments made with borrowed funds, an Underlying Fund’s use of leverage would result in a lower rate of return than if such Underlying Fund did not use leverage. There is no guarantee that any leveraging strategy an Underlying Fund may employ will be successful during any period in which it is employed.

Certain of the Underlying Funds’ trading and investment activities in securities and other financial instruments may be subject to Federal Reserve Board (“FRB”) margin requirements, which are computed each day. When the market value of a particular open position changes to a point where the margin on deposit does not satisfy maintenance margin requirements, a “margin call” on the customer is made. If the customer does not deposit additional funds with the broker to meet the margin call within a reasonable time, the customer’s position may be closed out. In the event of a precipitous drop in the value of the assets managed by any Underlying Fund, such entity might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, incurring substantial losses. With respect to these trading activities, the Underlying Funds and not their investors personally, will be subject to margin calls.

Overall, the use of leverage, while providing the opportunity for a higher return on investments, also increases the volatility of such investments and the risk of loss. While the Advisers will be mindful of the amount, if any, of leverage that an Underlying Fund generally employs in deciding what Underlying Funds to invest with, investors should be aware that an investment program utilizing leverage is inherently more speculative, with a greater potential for losses, than a program that does not utilize leverage.

RISK FACTORS AND SPECIAL CONSIDERATIONS

The following discussion summarizes some of the risks that a potential investor should consider before deciding to purchase the Fund’s Common Shares.

No Operating or Trading History. The Fund is a newly organized, non-diversified, closed-end investment management company and it has no operating history. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of an investment in the Fund could decline substantially. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market or economic conditions.

Non-Diversified Status Risk. The Fund is classified as a “non- diversified” investment company under the Investment Company Act, which means the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of Underlying Funds and financial instruments, including the securities to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single security or financial instrument and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Concentration in ACA Master Select Fund, LP. The Fund expects to invest a substantial portion of its assets in Underlying Funds managed by Investment Managers selected by the Advisers and ACA and therefore may be less diversified and subject to concentration and reputational risk.

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The Fund may not qualify as a RIC. The Fund is subject to the risk that the Underlying Funds may not provide sufficient information to ensure that the Fund qualifies as a RIC. The Fund intends to qualify as a RIC under the Code, but may be subject to substantial tax liabilities if it fails to so qualify.

Market Risk. Investing in the Fund involves market risk, which is the risk that the securities held by the Fund and/or Underlying Funds will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund and/or Underlying Funds participate and the particular circumstances and performance of particular companies whose securities the Fund and/or Underlying Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund and/or Underlying Funds, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Fund’s Investment Activities. The Fund’s investment activities involve a significant degree of risk. The performance of any investment is subject to numerous factors which are neither within the control of nor predictable by the Advisers. Such factors include a wide range of economic, political, technological, competitive and other conditions (including acts of terrorism or war) that may affect investments held by the Fund and/or Underlying Funds in general or specific industries or companies. The securities markets may be volatile, which may adversely affect the ability of the Fund and/or Underlying Funds (and thereby the Fund) to realize profits. As a result of the nature of the investing activities of the Fund and/or Underlying Funds, it is possible that the Fund’s financial performance may fluctuate substantially over time and from period to period.

Dependence Upon Principals of the Adviser and Sub-Adviser. The services of the Adviser and the Sub-Adviser are essential to the continued operations of the Fund. If their services were no longer available, their absence could have a material adverse impact upon an investment in the Fund. In addition, principals of the Adviser and Sub-Adviser currently serve as officers, directors, advisors and investors in other entities. The Fund will not have any interest in these projects. The Advisers believe that they have sufficient resources to fully discharge their responsibilities to the Fund and any projects they may organize in the future, if any. The principals of the Advisers will devote only so much of their time to the business of the Fund as is required in and by the advisory agreements, and beyond that only to the extent in their judgment as reasonably required.

Broad Discretionary Power to Choose Investments and Strategies. The Advisory Agreement and Sub-Advisory Agreement give the Advisers broad discretionary power to decide what investments the Fund will make and what strategies it will use. The Advisers and/or the Underlying Managers may, at times, decide not to make certain investments, thereby foregoing participation in price movements that would have yielded profits or avoided losses. Shareholders cannot be assured that the strategies or methods utilized by the Advisers and/or Underlying Managers will result in profitable investing for the Fund.

Management Risk. The Fund is actively managed, as are many of its Underlying Funds, and the Fund’s performance will reflect the Advisers’ ability to make investment decisions that are suited to achieving the Fund’s investment objectives. The strategy of the Fund, and the strategies of its Underlying Funds, may also result in high portfolio turnover rates, which may increase the Fund and/or Underlying Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund.

Investment Strategies May Not Be Successful. There can be no assurance that any investment method employed on behalf of the Fund and/or Underlying Funds will produce profitable results. Profitable investing is often dependent on anticipating trends. In addition, markets experiencing random price fluctuations, rather than defined trends or patterns, may generate a series of losing investments. There have been periods in the past when the markets have been subject to limited and ill-defined price movements, and such periods may recur. Any factor that may lessen major price trends (such as governmental controls affecting the markets) may reduce the prospect for

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future profitability. Any factor which would make it difficult to execute trades, such as reduced liquidity or extreme market developments resulting in prices moving the maximum amount allowed in a single day could also be detrimental to profits or cause losses. Increases in margin levels on securities may occur in the future. Such increased margin and other potential regulatory changes may adversely impact investment strategies. No assurance can be given that the strategies employed on behalf of the Fund and/or Underlying Fund will be profitable in the future.

Early Disposition of the Fund’s Investments. The Advisers may, in their sole discretion, determine to dispose of one or more of the Fund’s investments earlier than it otherwise would in which case the Shareholders may be adversely affected by such early disposition.

Impact of the Fund’s Investment Strategy and Compensation Arrangements on the Universe of Potentially Available Investments; Other Considerations. As stated herein, investment decisions require the exercise of judgment by the Advisers and/or the Underlying Managers. In general, the Advisers and/or the Underlying Managers may, at times, decide not to make certain investments, thereby foregoing participation in price movements that would have yielded profits or avoided losses. In addition, the Advisers’ intention to seek Underlying Managers and Underlying Funds who are willing to provide fee reductions and favorable withdrawal/redemption to the Fund may limit the universe of potential investment opportunities that the Fund will make available to the Shareholders. In order to ameliorate the foregoing risk, the Advisers intend to perform their due diligence on potential Underlying Funds first, and then negotiate the fee reductions and withdrawal/redemption terms with the relevant Underlying Managers.

In addition, as set forth herein, the fee reductions and the withdrawal/redemption terms available to the Fund will generally be negotiated with each Underlying Manager and the relevant Underlying Fund, and will be documented in a side letter or similar written agreement among such parties. Expenses related to the negotiation and execution of such side letter agreements will be borne by the Fund. There can be no assurance that any Underlying Manager and/or Underling Fund will not violate the terms of the side letter, thereby leaving the Fund with the expense of trying to enforce the terms of the side letter. In order to ameliorate the foregoing risk, the Advisers will seek to include a provision in each side letter whereby the Underlying Manager and/or the Underlying Fund will be liable to the Fund for all attorneys’ fees incurred by the Fund in connection with the Fund’s efforts to enforce the terms of the side letter in the event of a breach by the Underlying Manager and/or the Underlying Fund, however, there is no assurance given that such attempt will be successful.

Performance Allocation. The Shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level and asset-based fees, investment allocations or fees and expense at the Underlying Fund level. The Fund may be required to pay performance/incentive-based fees and/or allocations with respect to certain Underlying Funds in a particular fiscal year (or other relevant fiscal period) even though the Fund may, in the aggregate, incur a net loss for such fiscal year (or other relevant fiscal period). Performance-based compensation arrangements may create an incentive for the Underlying Manager or Adviser to make investments that are riskier or more speculative than would be the case in the absence of such performance-based compensation arrangements. In addition, the performance/incentive-based fee may be calculated on a basis that includes unrealized appreciation of the Fund’s assets, and therefore such allocation may be greater than if it were based solely on realized gains.

Access to Information in Underlying Funds. The Advisers will request detailed information on a continuing basis from each Underlying Manager regarding such Underlying Manager's historical performance and investment strategies, and the Underlying Fund’s net asset value. However, the Adviser may not always be provided with detailed information regarding all the investments made in such Underlying Manager because certain of this information may be considered proprietary information or is otherwise unavailable. This potential lack of access to information may make it more difficult for the Advisers to select, allocate amongst and evaluate certain Underlying Funds and determine the net asset value of the Common Shares.

Independence of Underlying Funds. Generally, the Fund does not and will not control any of the Underlying Funds, the investments made therein and other investment decisions, all of which are entirely within the control of such Underlying Managers. The investments of the Fund are always made pursuant to written disclosures from and/or agreements with an Underlying Manager which provide, among other things, guidelines by which the Underlying Manager will manage the Underlying Fund. Thus, while each Underlying Manager is bound by a written

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agreement to follow specified trading strategies, it is possible that the Underlying Manager could violate the agreement, which violation could result in a riskier approach that could lead to a loss of all or part of the Fund's investment with such Underlying Manager.

Dependence Upon Underlying Managers. The Fund’s performance depends on the performance of the Underlying Funds, the Underlying Managers and selected strategies, the adherence by such Underlying Managers to such selected strategies, the instruments used by such Investment Managers and the Advisers’ ability to select Underlying Managers and strategies and effectively allocated Fund assets among them. The Fund is organized to provide Shareholders with a multi-strategy investment program and not as a direct access to any particular Underlying Fund.

The Valuations of Fund’s Investments may be Inaccurate. The Fund’s investments in Underlying Funds (which will constitute a vast majority of the Fund’s investments), and many of the investments held by the Underlying Funds, will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. Neither the Advisers nor the Board of Trustees will be able to confirm independently the accuracy of the Underlying Managers’ valuations (which are unaudited, except at year-end). This risk is exacerbated to the extent that Underlying Funds generally provide valuations only on a quarterly basis. While such information is provided on a quarterly basis, the Fund will provide valuations, and will issue Common Shares, on a monthly basis.

Supervision of Trading Operations. The Advisers expect that the Underlying Managers will supervise and monitor the trading activity of the relevant Underlying Funds to ensure compliance with the Underlying Managers' objectives. Despite these efforts, however, there is a risk that unauthorized or otherwise inappropriate trading activity may occur in the Underlying Funds.

Underlying Manager Conflicts. Conflicts of interest may arise from the fact that Underlying Managers can carry on investment activities for their own accounts and for other clients in which the Fund has no interest. The Underlying Managers have discretion to manage the Underlying Funds as they see fit and in accordance with the terms of their offering memoranda which the Advisers review prior to making an investment.

Lack of Voting Authority. The Fund may not be able to vote on matters that require the approval of Underlying Fund investors, including matters that could adversely affect the Fund’s investment in such Underlying Fund.

Investment Company Act Protections Not Available. The Fund will be registered as an investment company under the 1940 Act, which may limit its investment flexibility compared to a fund that is not so registered. However, the Underlying Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund and Fund Shareholders, as indirect limited partners or members in such Underlying Funds, may not avail themselves of 1940 Act protections.

Leverage Risk. As described herein, the Fund will not seek to employ leverage in order to achieve its investment objectives. However, when appropriate and subject to applicable regulations, the Underlying Funds may use leverage in their investment programs, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, or total return swaps, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser the full benefit of movement in the market of those underlying securities.

While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent an Underlying Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of the Underlying Fund. If the interest expense on borrowings were to exceed the net return on the investments made with borrowed funds, an Underlying Fund’s use of leverage would result in a lower rate of return than if such Underlying Fund did not use leverage.

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Certain of the Underlying Funds’ trading and investment activities in securities and other financial instruments may be subject to Federal Reserve Board (“FRB”) margin requirements, which are computed each day. When the market value of a particular open position changes to a point where the margin on deposit does not satisfy maintenance margin requirements, a “margin call” on the customer is made. If the customer does not deposit additional funds with the broker to meet the margin call within a reasonable time, the customer’s position may be closed out. In the event of a precipitous drop in the value of the assets managed by any Underlying Fund, such entity might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, incurring substantial losses. With respect to these trading activities, the Underlying Funds and not their investors personally, will be subject to margin calls.

Overall, the use of leverage, while providing the opportunity for a higher return on investments, also increases the volatility of such investments and the risk of loss. While the Advisers will be mindful of the amount, if any, of leverage that an Underlying Fund generally employs in deciding what Underlying Funds to invest with, investors should be aware that an investment program utilizing leverage is inherently more speculative, with a greater potential for losses, than a program that does not utilize leverage.

Long-Term Objective; Not a Complete Investment Program. The Fund is not meant to provide a vehicle for those who wish to exploit short-term fluctuations in the stock market. An investment in Common Shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the Shareholder’s other investments when considering an investment in the Fund.

Event-Driven Investments. The Fund and/or Underlying Funds may invest in companies based upon certain situations or events, including (but not limited to) spin-offs, mergers and acquisitions, rights offerings, restructurings and bankruptcies. Such special situations and events may carry a high probability of indiscriminate selling or neglect of valuable assets for reasons other than a lack of investment merits. Occasionally, the Fund and/or Underlying Fund may engage in arbitrage transactions that the relevant Underlying Manager believes represent an exceptional risk/reward opportunity. Risk arbitrage opportunities generally arise during corporate mergers, leveraged buyouts or takeovers. Frequently the stock of the company being acquired will trade at a significant discount to the announced deal price. This discount compensates investors for the time value of money and the risk that the transaction may be canceled. If the discount is significantly greater than the initial assessment of the underlying risk, the strategy will be implemented. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund and/or Underlying Fund may invest, there is a potential risk of loss to the Fund and/or Underlying Fund (and therefore to the Fund) of its entire investment in such companies.

Investments in Securities and Other Assets Believed to Be Undervalued. The Fund and/or Underlying Funds may invest in undervalued securities. The identification of such investment opportunities is a difficult task, and there are no assurances that such opportunities will be successfully recognized or acquired. While such investments offer the opportunities for above-average capital appreciation and/or current yield, they also involve a high degree of financial risk and can result in substantial losses. Returns generated from the Fund and/or Underlying Fund’s investments may not adequately compensate for the business and financial risks assumed. Such investments can sometimes include bonds and other fixed income securities, including, without limitation, commercial paper and “higher yielding” (and, therefore, higher risk) debt securities. It is likely that a major economic recession could severely disrupt the market for such investments and severely impact on their value. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such obligations to repay principal and pay interest thereon and increase the incidence of default for such securities. Additionally, there can be no assurance that other investors will ever come to realize the value of some of these investments, and that they will ever increase in price. Furthermore, the Fund and/or Underlying Fund may be forced to hold such investments for a substantial period of time before realizing their anticipated value.

Quantitative Security Selection Risk. To the extent the Fund, or any Underlying Fund, uses quantitative techniques to generate investment decisions, its processes and security selection can be adversely affected if it relies on erroneous or outdated data. The factors used in quantitative analysis and the weight placed on those factors may

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not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Small Companies. The Fund and/or Underlying Funds may invest in small and/or unseasoned companies with small market capitalization. Such companies generally have potential for rapid growth, but they often involve higher risks because they may lack the management experience, financial resources, product diversification and/or competitive strength of larger and/or more established companies. In addition, in many instances, the frequency and volume of their trading may be substantially less than is typical of larger companies. As a result, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund and/or Underlying Fund may have to sell portfolio holdings of such companies at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the lower trading volume of smaller company securities.

ETFs. The Fund and/or Underlying Funds may invest in exchange-traded funds (“ETFs”). ETFs represent an interest in a passively managed portfolio of securities selected to replicate a securities index. Unlike open-end mutual funds, the shares of ETFs are not purchased and redeemed by investors directly with the ETF, but instead are purchased and sold through broker-dealers in transactions on a stock exchange. Because ETF shares are traded on an exchange, they may trade at a discount from or a premium to the net asset value per share of the underlying portfolio of securities. In addition to bearing the risks related to investments in equity securities, investors in ETFs intended to replicate a securities index bear the risk that the ETFs performance may not correctly replicate the performance of the index. Investors in ETFs, closed-end funds and other investment companies bear a proportionate share of the expenses of those funds, including management fees, custodial and accounting costs, and other expenses. Trading in ETF and closed-end fund shares also entails payment of brokerage commissions and other transaction costs.

ETF Correlation Risk. A number of factors may affect an ETF’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that an ETF will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. A number of factors may adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which an ETF invests. An ETF may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the benchmark index. In addition, an ETF may invest in securities or financial instruments not included in the index underlying its benchmark. An ETF may be subject to large movements of assets into and out of the ETF, potentially resulting in the ETF being overexposed or underexposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder an ETF’s ability to meet its daily investment objective on that day. Each ETF seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective. ETFs are “leveraged” funds in the sense that they have investment objectives to match the inverse, a multiple, or a multiple of the inverse of the performance of an index on a given day. These ETFs are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these ETFs’ use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of an ETF to be either greater than or less than the index performance (or the inverse of the index performance) times the stated multiple in the Fund’s objective, before accounting for fees and applicable expenses.

ETF Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which an ETF invests, an ETF might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the ETF portfolio manager(s). Such a situation may prevent an ETF from limiting losses, realizing gains or achieving a high correlation or inverse correlation with its underlying index.

Foreign Exchange/Foreign Currency. Subject to compliance with applicable regulation regarding trading in currencies and currency futures, the Fund and/or Underlying Funds may trade in foreign exchange and foreign exchange options, as well as spot, forwards and non-deliverable forwards in currencies of G10 and emerging market economies. Currency trading differs from most of the trading in the U.S. of stocks, futures or options, in that it does not typically occur on regulated exchanges, and clearing houses do not guarantee the execution of trades. Instead,

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most participants in currency markets trade with each other based upon various credit arrangements. The currency trading markets are believed to be the largest financial markets globally. Participants include governments and their central banks, large commercial banks, multi-national corporations, currency traders and many other financial institutions. Spot forex contracts are contracts to buy or sell one or more currencies other than the U.S. Dollar and which settle not later than two (2) days after the day of the contract is entered. Spot forex contracts are therefore essentially 24-or 48-hour forward transactions that are rolled forward daily. On each daily rollover, the one-day interest rate differential between the two currencies in the transaction is deducted or added, as the case may be. Spot forex contracts include contracts whose value relates to the movements in value between a specific foreign currency (e.g., the Euro) and the U.S. Dollar, as well as contracts whose value relates to the movements in value between one foreign currency (e.g., the Yen) and one or more other foreign currencies (e.g., the Euro), which are termed “cross-currency” contracts. Forward transactions differ from spot transactions in that their maturity may be significantly more than two (2) days. Non-deliverable forwards are a subset of forwards that are cash-settled, short-term forward contracts of a non-convertible foreign currency. Movements in one foreign currency versus the U.S. Dollar, or movements between foreign currencies in a cross-currency contract, arise from a variety of factors. Among such factors are: interest rates, governmental and trade deficits, investor sentiment, external events (e.g., crises such as war, political instability, natural disasters or terrorist attacks) and general economic conditions.

Volatility of Currency Prices. The profitability of a portfolio of the Fund and/or Underlying Fund sometimes depends, in part, upon the future price movements of currencies. However, price movements of currencies are influenced by, among other things, changing supply and demand relationships; governmental, trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. Governments from time to time intervene in certain markets in order to influence prices directly.

Exchange Rate Fluctuations. Investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. The Fund will generally value its holdings and to make distributions, if any, in U.S. Dollars. Thus, changes in currency exchange rates adverse to the U.S. Dollar may affect adversely the value of such holdings. Among the factors that may affect currency values are trade balances, the appropriateness of interest rates, the shape of the yield curve, the degree of central bank independence and credibility, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

Foreign Exchange Markets May Be Illiquid At Certain Times. Several nations or groups of nations have in the past imposed trading limits or restrictions on the amount by which the price of certain foreign exchanges may vary during a given time period and the volume which may be traded; they have also imposed restrictions or penalties for carrying positions in certain foreign currencies over time. Such limits may prevent trades from being executed during a given trading period. Such restrictions or limits could prevent the Fund and/or Underlying Funds from promptly liquidating unfavorable positions and, therefore could subject the Fund to substantial losses. In addition, even in cases where foreign exchange prices have not become subject to governmental restrictions, the Underlying Managers may be unable to execute trades at favorable prices if the liquidity of the market is not adequate. It is also possible for a nation or group of nations to restrict the transfer of currencies across national borders, suspend or restrict the exchange or trading of a particular currency, issue entirely new currencies to supplant old ones, order immediate settlement of a particular currency obligations, or order that trading in a particular currency be conducted for liquidation only. The Fund and/or Underlying Funds may trade on certain non-U.S. markets, which may be substantially more prone to periods of illiquidity than the United States markets due to a variety of factors.

Foreign Transactions Risks Generally. Trading on interbank markets outside the United States is not regulated by any United States governmental agency, and may involve certain risks not applicable to trading on United States exchanges. Trading on foreign markets involves the additional risks of expropriation, burdensome or confiscatory taxation, moratoriums, investment controls or political or diplomatic events, which might adversely affect the Fund and/or Underlying Fund’s trading activities. Trading on foreign markets is also subject to the risk of changes in the exchange rate between U.S. Dollars and the currencies in which such contracts are settled, which can have an effect on profits or losses even after a position has been closed out. Additionally, the Fund and/or Underlying Fund’s, and therefore the Fund’s, legal recourse in the event of default or trade dispute may be available

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only before foreign courts or other adjudicatory bodies under foreign law and rules, and such recourse may be severely limited and much more expensive than it would be in a forum located within the United States under U.S. or domestic state law. Furthermore, such trading also may be subject to whatever regulatory provisions are applicable to transactions effected outside the United States, whether on foreign exchanges or otherwise.

Non-U.S. Investments. The Fund and/or Underling Funds may engage in trading non-U.S. investments. Investments outside the United States or denominated in non-U.S. currencies pose currency exchange risks (including blockage, devaluation and non-exchangeability), geopolitical risks as well as a range of other potential risks that could include, depending on the country involved, expropriation, confiscatory taxation, political or social instability, illiquidity, price volatility, and market manipulation. In addition, less information may be available regarding non-U.S. issuers and non-U.S. companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Further, non-U.S. securities markets may not be as liquid as U.S. markets. Transaction costs of investing outside the U.S. are generally higher than in the U.S. Higher costs result because of the cost of converting a non-U.S. currency to dollars, the payment of fixed brokerage commissions on some non-U.S. exchanges, and the imposition of transfer taxes or transaction charges by non-U.S. exchanges. There is generally less government supervision and regulation of exchanges, brokers, and issuers outside the U.S. than there is in the U.S. and there is greater difficulty in taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Underling Funds’, and therefore the Fund’s, performance.

Foreign Securities and ADRs Risks. Certain investments of the Fund and/or Underling Funds may be made in securities issued by foreign companies, which makes the Fund and/or Underling Funds subject to more risks than if it invested solely in domestic common stocks. These securities are either directly listed on a U.S. securities exchange or are in the form of ADRs which are listed on a U.S. securities exchange. Risks of foreign common stocks include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluations, blockages or transfer restrictions; restrictions on foreign investments and exchange of securities; inadequate financial information; lack of liquidity of certain foreign markets; and less government supervision and regulation of exchanges, brokers and issuers in foreign countries.

Developing and Emerging Markets. The Fund and/or Underlying Funds may engage in investing in developing and emerging markets. Such investment involves additional risks and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include, among others: (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty (including war); (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of securities markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on repatriation of invested capital and on the ability to exchange local currencies for U.S. Dollars; (viii) increased likelihood of governmental involvement in and control over the economies; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in auditing and financial reporting standards, which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the securities markets; (xii) longer settlement periods for securities transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; and (xiv) certain considerations regarding the maintenance of the Underlying Funds’ securities and cash with non-U.S. brokers and securities depositories.

Market or Interest Rate Risk. The Fund and/or Underlying Funds, may, from time to time, invest in fixed income securities and instruments. The price of many fixed income securities move in the opposite direction of the change in interest rates. For example, as interest rates rise, the prices of fixed income securities fall. If the Fund and/or Underlying Fund hold a fixed income security to maturity, the change in its price before maturity may have little impact on the Underlying Fund’s performance. However, if the Fund and/or Underlying Fund has to sell the fixed income security before the maturity date, an increase in interest rates could result in a loss to the Fund.

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Maturity Risk. In certain situations, the Fund and/or Underlying Fund may purchase a bond of a given maturity as an alternative to another bond of a different maturity. Ordinarily, under these circumstances, such the Fund and/or Underlying Fund will make an adjustment to account for the interest rate risk differential in the two bonds. This adjustment, however, makes an assumption about how the interest rates at different maturities will move. To the extent that the yield movements deviate from this assumption, there is a yield-curve or maturity risk. Another situation where yield-curve risk should be considered is in the analysis of bond swap transactions where the potential incremental returns are dependent entirely on the parallel shift assumption for the yield curve.

Inflation Risk. Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if an Underlying Fund purchases a 5-year bond in which it can realize a coupon rate of 5%, but the rate of inflation is 6%, then the purchasing power of the cash flow has declined. For all but inflation-linked bonds, adjustable bonds or floating rate bonds, the Fund and/or Underlying Fund is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk.

High Yield Securities. The Fund and/or Underlying Funds may invest in “high yield” bonds and preferred securities which are rated in the lower rating categories by the various credit rating agencies (or in comparable non-rated securities). Securities in the lower rating categories are subject to a greater risk of loss of principal and interest than higher-rated securities and are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with the lower-rated securities, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. The market for lower-rated securities is thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. In addition, adverse publicity and investor perceptions of lower-rated securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of such lower-rated securities.

Over-The-Counter Transactions. The Fund and/or Underlying Funds may engage in transactions involving securities traded on over-the-counter (“OTC”) markets. In general, there is less governmental regulation and supervision of the OTC markets than regulated exchanges. In addition, many of the protections afforded to participants on some regulated exchanges, such as the performance guarantee of an exchange clearinghouse, will not be available in connection with OTC transactions. This exposes the Fund to the risks that a counterparty will not settle a transaction because of a credit or liquidity problem or because of disputes over the terms of the contract. Therefore, to the extent that the Fund and/or Underlying Funds engage in trading on OTC markets, the Fund and/or Underlying Fund (and therefore the Fund) could be exposed to greater risk of loss through default than if it confined its trading to regulated exchanges.

Concentration of Investments. While the Advisers intend to allocate to a diverse group of Underlying Funds after the Fund’s initial capital raising period, the investment strategy set forth herein and advisory agreements does not require the Fund to invest in a specific minimum number of securities, financial instruments and Underlying Funds. The concentration of the Fund’s portfolio would subject the Fund to a greater degree of risk with respect to the failure of one or a few investments. Although the Advisers intend to seek to obtain some diversification by investing in a number of different Underlying Funds, it is possible that several Underlying Funds may take substantial positions in the same security or group of securities at the same time. Thus, there is the risk that one of the strategies or techniques utilized by the Underlying Managers of the Underlying Funds may have a disproportionate share of the Fund’s assets. In addition, at any given time, the assets within an Underlying Fund may become highly concentrated within a particular company, industry, asset category, trading style or financial or economic market. In that event, an Underlying Fund’s portfolio will be more susceptible to fluctuations in value resulting from adverse economic conditions affecting the performance of that particular company, industry, asset category, trading style or financial or economic market, that a less concentrated portfolio would be. As a result, if an Underlying Fund’s investment portfolio becomes concentrated, its aggregate return may be volatile and may be affected substantially by the performance of only one or a few holdings. Finally, certain Underlying Managers may

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themselves follow a multi-manager strategy, which may have an impact on the overall concentration of investments to the extent the Fund is already invested in a given Underlying Fund.

Business Risk. The companies in which the Fund and/or Underlying Funds invest may involve a high degree of business and financial risk. These companies, in some cases, may have significant variations in operating results, may be engaged in a rapidly changing business environment with products subject to a substantial risk of obsolescence, may require significant additional capital to support their operations, or may otherwise have a weak financial condition. The Fund is subject to the risk of loss of all or substantially all of its investments.

Competition. The securities industry and the varied strategies and techniques to be engaged in by the Advisers and the Underlying Managers are extremely competitive and each involves a degree of risk. The Fund, the Underlying Managers and the Underlying Funds will compete with firms, including many of the larger securities and investment banking firms, which have substantially greater financial resources and research staffs.

Lack of Liquidity in Investments. There may not always be a public market for investments made by the Fund and/or Underlying Fund. The Fund will generally not be able to sell its investments publicly unless the sale complies with the prospectus and registration requirements of applicable securities legislation, or unless an exemption from such requirements is available. The Fund may also be prohibited by contract from selling investments for a period of time. In addition, with respect to illiquid securities, even moderately-sized orders may lead to considerable changes in prices for both purchases and sales. If an asset held by the Fund is not liquid, there is a risk that it may not be possible to sell the asset or to only sell it at a considerable discount.

Hedging Transactions. Investments in financial instruments such as forward contracts, options, commodities and interest rate swaps, caps and floors, and other derivatives are commonly utilized by investment funds to hedge against fluctuations in the relative values of their portfolio positions as a result of changes in currency exchange rates, interest rates and/or the equity markets or sectors thereof. Any hedging against a decline in the value of portfolio positions does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio positions should increase. Moreover, it may not be possible for the Fund and/or Underlying Fund to hedge against a fluctuation at a price sufficient to protect the Underlying Fund’s assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations. For example, the cost of options is related, in part, to the degree of volatility of the underlying instruments or assets. Accordingly, options on highly volatile instruments or assets may be more expensive than options on other instruments or assets and of limited utility in hedging against fluctuations in their prices.

The Underlying Managers are not obligated to establish hedges for portfolio positions and may not do so. To the extent that hedging transactions are effected, their success is dependent on the ability of the Underlying Managers to correctly predict movements in the direction of currency and interest rates and the equity markets or sectors thereof.

Limits on Hedged Strategies. While the Fund and/or Underlying Funds may use hedging or arbitrage strategies, this in no respect should be taken to imply that the Fund’s and/or Underlying Funds’ investments are without risk or even reduced risk. Substantial losses may be recognized on “hedge” or “arbitrage” positions, and illiquidity and default on one side of a position can effectively result in the position being transformed into outright speculation. Every market neutral or relative value strategy involves exposure to some second order risk of the market, such as the implied volatility in convertible bonds or warrants, the yield spread between similar term government bonds, or the price spread between different classes of stock for the same underlying company. Further, many “market neutral” investments may employ limited directional strategies that may expose the Underlying Funds to certain market risks.

Short Selling. The Fund and/or Underlying Funds may sell securities short. Short selling involves the sale of a security that the seller does not own and must borrow in order to make delivery in the hope of purchasing the same security at a later date at a lower price. In order to make delivery to its purchaser, the seller must borrow securities from a third-party lender. The seller subsequently returns the borrowed securities to the lender by

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delivering to the lender securities it previously owned or by purchasing securities in the open market. The seller must generally pledge cash with the lender equal to the market price of the borrowed securities. This deposit may be increased or decreased in accordance with changes in the market price of the borrowed securities. During the period in which the securities are borrowed, the lender typically retains its right to receive interest and dividends accruing to the securities. In exchange, in addition to lending the securities, the lender generally pays the seller a fee for the use of the seller’s cash. This fee is based on prevailing interest rates, the availability of the particular security for borrowing and other market factors. Theoretically, securities sold short are subject to unlimited risk of loss because there is no limit on the price that a security may appreciate before the short position is closed. In addition, the supply of securities that can be borrowed fluctuates from time to time. The Fund, may be subject to losses if a security lender demands return of the lent securities and an alternative lending source cannot be found.

Counterparty Credit Risk. Many of the markets in which the Underlying Funds effect transactions are over-the-counter or inter-dealer markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight compared with members of exchange-based markets. To the extent the Underlying Funds invest in swaps, derivative or synthetic instruments, or other over-the-counter transactions on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These are significantly different from risks associated with effecting transactions on regulated, exchange-based markets. Participants in exchange-based markets are usually subject to account segregation and minimum capital requirements, and the exchanges themselves are often backed by clearing organization requirements and have the feature of daily settlement and mark-to-market valuation procedures. Transactions in over-the-counter or inter-dealer markets, in which transactions are effected directly through market participants, generally do not benefit from the foregoing protections. This exposes the Fund and/or Underlying Funds to the risk that a counterparty may not settle a transaction as per the terms and conditions thereof because of a dispute, whether valid or invalid, over the terms of the contract or because of credit or liquidity problems, thus exposing the Fund and/or Underlying Funds to a loss. Counterparty credit risk is more prevalent in the case of contracts involving longer maturities where events may intervene to prevent settlement, or in the event that the Fund and/or Underlying Funds concentrate a number of transactions with the same or a small group of counterparties in these over-the-counter markets.

Futures. Trading futures is a highly risky strategy. Whenever the Fund and/or an Underlying Fund purchase a particular future, there is a possibility that the Fund and/or Underlying Fund may sustain a total loss of its purchase price. The prices of futures are, in general, much more volatile than prices of securities such as stocks and bonds. As a result, the risk of loss in trading futures is substantially greater than in trading those securities. Prices of futures react strongly to the prices of the underlying commodities. The prices of these underlying products, in turn, rise and fall based on changes in interest rates, international balances of trade, changes in governments, wars, weather and a host of other factors that are entirely beyond the Fund’s and/or Underlying Fund’s control and that are very difficult (and perhaps impossible) to predict.

Options and Other Derivative Instruments. The Fund and/or Underlying Funds may invest in derivative instruments. The prices of many derivative instruments, including many options and swaps, are highly volatile. Price movements of options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of options and swap agreements also depends upon the price of the securities, currencies or other assets underlying them. The Fund and/or Underlying Funds are also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses or of counterparties. The cost of options is related, in part, to the degree of volatility of the underlying securities, currencies or other assets. Accordingly, options on highly volatile securities, currencies or other assets may be more expensive than options on other investments. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument or asset on which they are purchased or sold. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument or asset at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument or asset at the exercise price.

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If a put or call option purchased by the Fund and/or an Underlying Fund were permitted to expire without being sold or exercised, the Fund and/or Underlying Fund would lose the entire premium it paid for the option. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying instrument or asset caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying instrument or asset would then be sold to the Fund and/or Underlying Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying instrument or asset caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying instrument or asset would then be sold by the Fund and/or Underlying Fund at a lower price than its current market value.

Purchasing and writing put and call options and, in particular, writing “uncovered” options are highly specialized activities and entail greater than ordinary investment risks. In particular, the writer of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying instrument or asset above the exercise price of the option. This risk is enhanced if the instrument or asset being sold short is highly volatile and there is a significant outstanding short interest. These conditions exist in the stocks of many companies. The instrument or asset necessary to satisfy the exercise of the call option may be unavailable for purchase, except at much higher prices. Purchasing instruments or assets to satisfy the exercise of the call option can itself cause the price of the instruments or assets to rise further, sometimes by a significant amount, thereby exacerbating the loss. Accordingly, the sale of an uncovered call option could result in a loss by the Fund and/or Underlying Fund of all or a substantial portion of its assets. Swaps and certain options and other custom instruments are subject to the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty.

Call Option Risk. Many bonds, including agency, corporate and municipal bonds, and all mortgage-backed securities, contain a provision that allows the issuer to “call” (i.e., redeem) all or part of the issue before the bond’s maturity date. The issuer usually retains this right to refinance the bond in the future if market interest rates decline below the coupon rate. There are three disadvantages to the call provision. First, the cash flow pattern of a callable bond is not known with certainty. Second, because the issuer will call the bonds when interest rates have dropped, the Fund and/or Underlying Fund is exposed to reinvestment rate risk – the Fund and/or Underlying Fund will have to reinvest the proceeds received when the bond is called at lower interest rates. Finally, the capital appreciation potential of a bond will be reduced because the price of a callable bond may not rise much above the price at which the issuer may call the bond.

Changes in Derivatives Regulations. The regulatory environment for derivatives is evolving, and changes in such regulation could restrict, make more costly, or otherwise adversely affect the Fund and/or Underlying Fund’s ability to pursue its investment strategy.

Common Stock Risk. The Fund and/or Underlying Funds may invest in common stocks. The common stock of an issuer in the Fund and/or Underlying Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund and/or Underlying Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Dividend-Paying Stock Risk. The Fund and/or Underlying Funds may invest in dividend-paying stocks, which involve the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. Depending upon market conditions, dividend-paying stocks that meet the Fund and/or Underlying Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. There is no guarantee that issuers of the stocks held by the Fund and/or Underlying Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

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Large Capitalization Company Risk. The Fund and/or Underlying Funds may invest in large capitalization companies which may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Commodity Price Risk. Many of the issuers of securities in which the Fund invests through the Fund and/or Underlying Funds may be in industry sectors that may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (OPEC); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods.

Energy Sector Risk. The Fund and/or Underlying Funds may invest in the energy sector, which is subject to energy sector risks. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole, and a downturn in the energy sector could have an adverse effect on the Fund’s performance. To the extent a significant portion of the Fund is invested in the energy sector, the Fund may present more risks than if it were more broadly diversified over numerous industries and sectors of the economy. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.

Utilities Risk. The Fund and/or Underlying Funds may invest in the securities of utility issuers which may render the Fund susceptible to adverse economic, political or regulatory occurrences affecting such issuers. The utility industry generally includes companies involved in providing products, services or equipment for the generation or distribution of electricity, gas or water; telecommunications services; or infrastructure projects, such as airports. Various sectors of this industry and particular companies within the sector may not perform as well as the industry as a whole. See “Risk Factors and Special Considerations—Utilities Risk”.

Telecommunications Risk. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such companies and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of services to residential, corporate and governmental customers. Additionally, telecommunications companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, significant capital expenditures, heavy debt burdens and rapid obsolescence of products and services due to product compatibility or changing consumer preferences, among other things.

Industrial Products, Services and Equipment Company Risk. Industrial products, services and equipment companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components

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and products, providers of commercial printing services, and companies providing transportation services. Industrial products, services and equipment companies can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Financial Services Companies Risk. The Fund and/or Underlying Funds may invest in financial services companies thereby exposing the Fund to various risks. These risks include the effects of changes in interest rates on the profitability of financial services companies, the rate of corporate and consumer debt defaults, price competition, governmental limitations on a company’s loans, other financial commitments, product lines and other operations, and recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). Some financial services companies have recently experienced significant losses in value and the possible recapitalization of such companies may present greater risks of loss. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man- made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

Real Estate Securities and Related Derivatives Risk. The Fund and/or Underlying Funds may gain exposure to the real estate sector by investing in REITs, real estate-linked derivatives, and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

Liquidity Risk. Although the equity securities in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, potentially those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements.

Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Distribution Risk. The Fund expects that some of the cash flow it receives will be derived from its investments in equity securities that pay dividends or other distributions. Such dividends or other distributions are not guaranteed and an issuer may forego paying dividends or other distributions at any time and for any reason. The amount and tax characterization of cash available for distribution by such issuers will vary, depending upon, among other things, the amount of cash generated by such entity’s operations. Cash flow available for distribution will vary from quarter to quarter.

New Issues Risk. New Issues are initial public offerings of U.S. equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund and/or Underlying Funds and therefore the Fund. However, there is no assurance that the Fund and/or Underlying Funds will have access to profitable Initial Public Offerings (“IPOs”) and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of the Fund and/or Underlying Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund and/or Underlying Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund and/or Underlying Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

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Regulatory Risk. Issuers in which the Fund and/or Underlying Funds may invest, including some MLPs or entities operating in the energy, utility and telecommunications sectors, are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of some stocks in the Fund and/or Underlying Funds’ portfolio. There is also an inherent risk that issuers in which the Fund and/or Underlying Fund invests, including MLPs, may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase compliance costs and remediation costs. Such issuers may not be able to recover these costs from insurance.

Regulatory Risks Associated with Investing in Private Funds. The Fund is subject to, and indirectly invests in Underlying Funds that are subject to, risks associated with legal and regulatory changes applicable to private equity funds. The SEC has been inspecting and continues to inspect advisers and general partners of private equity funds, which inspections to date have identified issues concerning, among other things, whether certain advisers and general partners have misallocated certain fees and expenses to the private equity funds to the detriment of their limited partners and/or may have breached their fiduciary duties to their limited partners, whether private equity funds or their portfolio companies are paying the costs of consultants or “operating partners” as opposed to the adviser or general partner, whether the adviser or general partner is charging portfolio companies “monitoring fees” without adequate disclosure to fund investors, whether advisers or general partners are using valuation methodologies in fund reports and marketing materials that are different from those disclosed to fund investors, the voluminous and complex limited partnership agreements of private equity funds, a lack of transparency during the life of a private equity fund, and “zombie” advisers -- advisers that are unable to raise additional funds and continue to manage legacy funds long past their expected life. The SEC has initiated enforcement proceedings against certain advisers and general partners and may initiate other enforcement proceedings in the future.

Investment Companies and Exchange-Traded Notes Risk. The Fund and/or Underlying Funds, may invest in the securities of other investment companies, including exchange-traded funds, and in exchange- traded notes, to the extent permitted by law. To the extent the Fund and/or Underlying Fund invests in the common equity of investment companies, the Fund and/or Underlying Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund and/or Underlying Fund will also remain obligated to pay management fees to the investment adviser with respect to the assets invested in the securities of other investment companies. In these circumstances, holders of the Fund’s Common Shares will be in effect subject to duplicative investment expenses. The securities of other investment companies in which the Fund and/or Underlying Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Fund’s Common Shares) will be diminished.

Highly Volatile Markets. The prices of securities and derivative instruments, including futures and options prices, may be highly volatile. Price movements of securities, forward contracts, futures contracts, and other derivative contracts in which the Fund and/or Underlying Funds may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and U.S. and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund and/or Underlying Funds are also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

Trading Risks. Substantial risks are involved in the trading of securities. Market movements can be volatile and are difficult to predict. U.S. Government activities, particularly those of the Federal Reserve Board, can have a

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profound effect on interest rates that, in turn, substantially affect securities, and futures prices as well as the liquidity of markets. Politics, recession, inflation, employment levels, trade policies, international events, war, acts of terrorism and other unforeseen events can also have significant impacts upon the prices of securities. A variety of possible actions by various government agencies also can inhibit the profitability of the Fund and/or Underlying Fund’s investments or can result in losses. Such events, which can result in huge market movements and volatile market conditions, create the risk of catastrophic losses for the Fund and/or Underlying Fund, and therefore the Fund. Various techniques may be employed to attempt to reduce a portion of the risks inherent in the strategies utilized on behalf of the Fund and/or Underlying Fund. The ability to achieve the desired effect through a particular technique is dependent upon many factors, including the liquidity of the market at the desired time of execution. Thus, substantial risk remains that the techniques employed by the Fund and/or Underlying Fund cannot always be implemented or effective in reducing losses. The activities undertaken on behalf of the Fund will involve a degree of leverage. Accordingly, a relatively small price movement may result in substantial and immediate losses. At various times, the markets for securities and futures may be “thin” or illiquid, making purchases or sales of securities or commodities at desired times, at prices or in desired quantities difficult or impossible. The volume and volatility of trading in the market depend in part on general public interest and public opinion concerning economic conditions as well as the liquidity provided by market-makers and specialists. The liquidity of the market may also be affected by a halt in trading on a particular securities exchange or exchanges. Illiquid markets may make it difficult to get an order executed at a desired price.

Trade Errors. The Advisers’ and/or Underlying Managers’ computerized trading systems rely on the ability of their personnel to accurately process such systems' outputs and to use the proper trading orders, including stop-loss or limit orders, to execute the transactions called for by the systems. In addition, they rely on their staff to properly operate and maintain the computer and communication systems upon which the trading systems rely. Such systems are inherently subject to human errors, including the failure to implement, or the inaccurate implementation of any of the systems, in addition to errors in properly executing transactions. This could cause substantial losses on transactions, and any such losses could substantially and adversely affect the performance of the Fund.

Difficult-to-Value or Illiquid Investments Risk. The Fund and/or the Underlying Funds may invest in securities that are difficult to value or that are illiquid. It may be more difficult to sell illiquid securities at an attractive price, particularly if they are not publicly-traded. Where the Fund and/or Underlying Fund desires registration of the security, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, the Fund and/or Underlying Fund may not be able to obtain as favorable a price at the time of the decision to sell as it might achieve in the future. The Fund and/or Underlying Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Temporary Defensive Investments.  When a temporary defensive posture is believed by the Advisers to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments, and repurchase agreements in respect of those instruments, that the Advisers determine in their judgment to be of appropriate creditworthiness. Money market instruments in which the Fund may invest include obligations of the U.S. government, its agencies or instrumentalities; commercial paper that the Advisers determine to be investment grade, and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. The Fund may find it more difficult to achieve the long-term growth of capital component of its investment objectives during temporary defensive periods.

Turnover. The Fund and/or Underlying Funds may invest on the basis of certain short-term market considerations. The turnover rate within the Fund and/or Underlying Funds are expected to be significant, potentially involving substantial brokerage commissions, fees and other transaction costs.

Increases in Assets Under Management May Have an Adverse Effect on Trading. By accepting additional equity, the Fund and/or Underlying Fund may exceed the Advisers and/or Underlying Managers’ capacity

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– i.e., the maximum amount at which it can effectively trade and manage risk. For example, the Underlying Manager may encounter difficulty in establishing or liquidating larger positions at desired prices.

Effect of Fees and Expenses on Returns. The Fund will pay the Advisory Fee, where applicable, and will bear all expenses related to its operations, including the payment of performance fees and management fees to the Underlying Managers. Such fees are expected to reduce the actual returns to investors. Most of the fees and expenses will be paid regardless of whether the Fund produces positive investment returns. As a result, the Fund could incur a substantial cost with no opportunity for a return.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities, the outbreak of infectious diseases such as Ebola and other similar events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of these events cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the Common Shares.

Economic Events. While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. The policy of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objectives.

Government Intervention in Financial Markets Risk. The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self- regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred shares or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to Shareholders.

Lending Portfolio Securities Risk. To generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

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Warrants Risk. Through its various investment strategies, the Fund may acquire equity warrants, which carry their own unique risks. For example, if the price of the underlying stock tied to a warrant does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur during the term of the Fund, which may adversely affect the Fund. For example, the regulatory environment for highly leveraged investors is evolving, and changes in the direct or indirect regulation of highly leveraged investors may adversely affect the ability of the Fund to pursue its investment strategies. If some of the Fund’s assets will be located offshore, there is a possibility that the jurisdiction in which the assets are housed until deployment will undergo tax, corporate or other changes of law, which could adversely impact the Fund and/or the Shareholders.

Cross-Series Liability. The Fund intends to invest substantially all of its assets in one or more series of ACA Master Select Fund, LP, a Delaware series limited partnership. The Series Partnership structure has yet to be tested by Delaware courts. There is no established body of case law regarding Series Partnerships, leaving many issues regarding the Series Partnership structure unresolved. Each Series will have separate Limited Partners, and each series (i) will own separate assets, and (ii) will have the separate rights and powers. Ideally, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing from time to time with respect to a particular series shall be enforceable against the assets of such Series only and not against the assets of any other series or of ACA Master Select Fund, LP generally. Creditors doing business with the Series Partnership may be unaware of the limited liability of each series unless they are informed of the structure by the General Partner. If such structure is unknown to the creditors, the courts may pierce the corporate veil, holding the entire entity liable for the debts of one series.

If Delaware does not accord each series separate legal entity status, an insolvent series may force the ACA Master Select Fund, LP and all of its series into bankruptcy. Federal bankruptcy courts may respect the separateness of each series, but can still choose to consolidate the assets of each series under the doctrine of substantive consolidation. This would allow a bankruptcy court to disregard the series structure if it seems that the entity is operating more as a single unit rather than separate series. Each series of ACA Master Select Fund, LP will likely be treated by the IRS as a separate taxable entity; however, it is unknown how states who have not adopted Series Partnership statutes will treat such an entity structure. A separate series may not be allowed to transact business on its own accord in a state that fails to recognize the Series Partnership structure. Such states may also fail to respect the separate series structure in its courts, again allowing the entire entity to be held liable for the debts and liabilities of an individual series.

Dodd-Frank Act. Congress has enacted sweeping financial legislation, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps.

There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Fund.

The implementation of the Dodd-Frank Act could also adversely affect the Adviser, Sub-Adviser and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the

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implementation of enhanced and new regulatory requirements may increase the Adviser’s, Sub-Adviser’s and the Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Adviser, Sub-Adviser and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Adviser, sub-Adviser and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Securities Exchange Act of 1934. In connection with any acquisition or beneficial ownership by the Fund or Underlying Fund of more than 5% of any class of the equity securities of a company registered under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Fund or Underlying Fund may be required to make certain filings with the SEC. Generally, these filings require disclosure of the identity and background of the purchaser, the source and amount of funds used to acquire the securities, the purpose of the transaction, the purchaser’s interest in the securities, and any contracts, arrangement or undertakings regarding the securities. In certain circumstances, the Fund or Underlying Fund may be required to aggregate its investment position in a given issuer with the beneficial ownership of that issuer’s securities by or on behalf of the Adviser, and its affiliates, which could require the Fund, together with such other parties, to make certain disclosure filings or otherwise restrict the Fund or Underlying Fund’s activities with respect to such Portfolio issuer’s securities. In addition, if the Fund or Underlying Fund becomes the beneficial owner of more than 10% of any class of the equity securities of a company registered under the Exchange Act, the Fund or Underlying Fund may be subject to certain additional reporting requirements and to liability for short-swing profits under Section 16 of the Exchange Act. The Fund or Underlying Fund will likely intend to manage its investments so as to avoid the short-swing profit liability provisions of Section 16 of the Exchange Act.

Limits of Risk Disclosures

The above discussion of the various risks associated with the Fund and its securities are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or described in this Prospectus.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Adviser and Sub-Adviser. The Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of the Fund, the Adviser and the Sub-Adviser subject always to the investment objectives, restrictions and policies of the Fund and to the general supervision of the Board of Trustees. Officers of the Fund are affiliated with either the Adviser or Sub-Adviser. While each such officer intends to devote what he and the Board believe to be a sufficient amount of his professional time to his duties and responsibilities as the particular officer of the Fund, such officer’s services are not exclusive to the Fund and such officer may provide similar services to other clients. While each officer and the Board believe that such officer’s intended allocation of his professional time to Fund business is reasonable and appropriate, the fact that his services are not exclusive nonetheless entails the risk that the Fund’s compliance function will receive a lesser amount of attention than if such officer devoted all of his professional time to his duties as the particular officer of the Fund, and this risk could adversely impact the Fund.

The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

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Adviser

Crow Point Partners, LLC, a limited liability company organized under the laws of the State of Delaware, serves as the investment adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940 (the “Adviser”). The Adviser’s address is 25 Recreation Park Drive, Hingham, MA 02043. The Adviser currently provides investment advice to separately managed accounts at various wire houses and to institutions directly. The Adviser also serves as the sub-adviser of several registered investment companies and pooled trusts. The Adviser has a total of approximately $2.4 billion in assets under management, advisement, or service as of August 2016. Approximately 95% of the Adviser is owned by its principals and employees.

The Adviser provides investment advisory services to the Fund, under the supervision of the Board of Trustees, pursuant to an investment advisory agreement, dated ____________ __, 2016 (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser, under the oversight of the Board of Trustees, implements the Fund’s overall investment strategy for the Fund; provides facilities and personnel, including officers required for the operations of the Fund; facilitates the preparation of various regulatory filings; liaises with regulators or exchange personnel as appropriate; and fulfills certain regulatory compliance responsibilities. In consideration of the advisory services provided by the Adviser to the Fund, the Fund shall pay to the Adviser at the end of each calendar month an advisory fee at the annual rate of 0.75% of the Fund’s Average Daily Gross Invested Assets1 (the “Advisory Fee”). The Advisory Fee is an expense paid out of the Fund’s assets. In addition, the Adviser receives a Fulcrum Fee which may vary anywhere from 0.00% (the “Minimum Fee”) to 1.50% (the “Maximum Fee”).

The Advisory Agreement was approved by the Board of Trustees on ____________ __, 2016. A discussion regarding the basis for the approval of the Advisory Agreement by the Board of Trustees will be available in the Fund’s initial semi-annual report to shareholders.

Under a separate administration agreement, the Fund also pays the Adviser a fee of 0.10% of the Fund's Average Daily Net Assets for providing certain administrative services.

Sub-Adviser

Alternative Capital Advisers, LLC, a limited liability company organized under the laws of the State of Delaware, serves as the sub-adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940 (the “Sub-Adviser”). The Sub-Adviser’s address is 452 Fifth Ave, 14th Floor, New York, NY 10018. The Sub-Adviser also serves as an investment adviser to private investment funds and single and multifamily offices.

The Sub-Adviser provides investment advisory services to the Fund, under the oversight of the Adviser and the Board of Trustees, pursuant to a sub-advisory agreement, dated ____________ __, 2016 (the “Sub-Advisory Agreement”). Under the terms of the Sub-Advisory Agreement, the Sub-Adviser, under the oversight of the Adviser and the Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations on Underlying Funds and Underlying Managers; provides facilities and personnel, including officers required for the operations of the Fund; facilitates the preparation of various regulatory filings; liaises with regulators or exchange personnel as appropriate; and fulfills certain regulatory compliance responsibilities. In consideration of the sub-advisory services provided by the Sub-Adviser to the Fund, the Adviser pays to the Sub-Adviser 50% of the Advisory Fee that the Adviser receives from the Fund at the end of each calendar month. In addition, the Sub-Adviser receives fifty percent (50%) of the Fulcrum Fee paid to the Adviser.

1 Average Daily Managed Assets” with respect to a particular month means the average of the values of each daily calculation of the Managed Assets of the Fund that takes place as of any date during that month. “Total Assets” means all assets (including proceeds of leverage) before subtracting accrued liabilities. “Managed Assets” means the Total Assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objective and policies.

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The Sub-Advisory Agreement was approved by the Board of Trustees on ____________ __, 2016. A discussion regarding the basis for the approval of the Sub-Advisory Agreement by the Board of Trustees will be available in the Fund’s initial semi-annual report to shareholders.

Portfolio Managers

The following members of the Portfolio Management Team are responsible for the day-to-day management of the Fund’s portfolio.

Peter DeCaprio – Principal, Portfolio Manager, Co-Founder, Crow Point Partners, LLC

Mr. DeCaprio co-founded ACA Partners in 2006. He serves as the firm’s Head of Trading and is a co-portfolio manager on the ACA Defined Risk Global Equity Income fund, the EAS ACA Alternatives fund, and other private L.P. vehicles. Previously, Mr. DeCaprio worked at Evergreen Investments as a senior analyst covering the utility, telecommunications, and media sectors. Prior to Evergreen, Mr. DeCaprio was a senior equity analyst at Thomas Weisel Partners. He has also worked as an analyst at BancBoston Robertson Stephens, Dillon Read and Co. Inc., Houlihan Lokey Howard and Zukin, and TIAA-CREF. He is a graduate of Duke University’s Fuqua School of Business, where he received his MBA, and Tufts University, where he received a Bachelor of Arts degree.

 Christopher LaGrego – Chief Operations Officer & Managing Member of Alternative Capital Advisers, LLC

Mr. LaGrego has over 15 years of experience in trading, prime brokerage and institutional sales. After graduating from the C.W. Post Campus of Long Island University in 1989 with BA Degree in Finance, Mr. LaGrego worked at Ladenburg Thalmann, eventually serving as Senior Vice President and Head Trader. Subsequently, Mr. LaGrego co-founded the market-making desk and the institutional sales desk at the Carlin Financial Group. After Carlin Financial Group, Mr. LaGrego later joined Lighthouse as a Managing Partner and Head of Trading. Prior to founding ACA, Mr. LaGrego was a partner at Concept Capital Markets, LLC where he served a Managing Director. Mr. LaGrego holds Series 7, 24, 55 and 63 licenses.

Edward Kuhnel, CAIA – Chief Administration Officer, Alternative Capital Advisers

Mr. Kuhnel joined Alternative Capital Advisers in 2014 to coordinate the firm’s investments and operations divisions. Over his 10 year career he contributed to the allocation of $2.5 Billion of assets from global institutional investors into a diverse range of hedge fund investment strategies. Prior to joining ACA he was a Vice President at Channel Capital Group, LLC which, in conjunction with Hedgefund.net, was a joint venture between Guggenheim Partners and Cap Z Investments to direct institutional capital to newly seeded hedge funds. His scope of responsibilities covered structuring contracts, performing research on prospective hedge fund strategies, supervising fund manager due diligence, managing firm operations, and making specific capital introductions on behalf of the underlying hedge fund clients. Mr. Kuhnel is a graduate of Cornell University. He earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the New York CAIA Chapter. Outside of his work in Hedge Fund field, he co-founded three real estate partnerships to extract value from distressed assets in Manhattan and London.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

FUND EXPENSES

In addition to the fees of the Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, interest, taxes, banking fees, expenses of legal services, expenses of the auditing and other services of its independent registered public accounting firm, stock exchange listing fees, the costs of shareholder meetings and of preparing, printing, mailing proxy statements and soliciting proxies, costs of printing share certificates (if any) and shareholder reports, charges of the Fund’s custodian, charges of the transfer agent and dividend disbursing agent, charges of any provider of shareholder services and market support to the Fund, SEC fees, fees of Independent Trustees, expenses of the Trustees,

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accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, the Fund’s pro rata portion of its Chief Compliance Officer’s compensation, fidelity bond coverage for the Fund’s officers, Trustees and officers liability policy, expenses of qualifying the Fund for sale in various states, and the Fund’s pro rata portion of the compensation of personnel of the Advisers who perform shareholder servicing functions, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund including fees payable to the Fund’s various service providers. Such expenses also will include expenses of any action, suit or other proceedings in which or in relation to which, among others, an Adviser or any Trustee is entitled to indemnity by the Fund. The Fund also will be responsible for all commissions and other costs of portfolio transactions and any extraordinary expenses that may be incurred by the Fund from time to time.

In addition, the Fund is responsible for all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the Underlying Funds, including any fees and expenses charged by the Underlying Managers of the Underlying Funds (including management fees, performance or incentive fees and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, including its investments in I Underlying Funds (whether or not consummated), and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees.

The Adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, until at least February 28, 2018, to ensure that total annual fund operating expenses after the fee waiver and reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 2.5% of the Fund’s Average Daily Net Assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser.

NET ASSET VALUE

The Fund will calculate its net asset value as of the close of business on the last business day of each calendar month, each date that a Common Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. With respect to the valuation of securities held by the Fund, the Fund will generally value such assets as described below.

The Advisers intend to invest the Fund’s assets in Underlying Funds or maintain cash or cash equivalent investments. Generally, the valuation of the Fund’s investment in the Underlying Funds’ securities will be valued according to the value of the Fund’s account or capital account balance with such Underlying Fund as determined by such account’s custodian or administrator in accordance with the requirements of the Underlying fund’s organizational documents or advisory agreement. The Underlying Fund’s organizational documents or advisory agreement may provide that the Underlying Fund is not required to provide, nor will it provide, estimates or indications of the Underlying Fund’s net asset value or the account balance on the Determination Date. The Fund will attempt to require that each Underlying Fund provide estimates and indications of the Underlying Fund’s net asset value or account balance on each Determine Date in a side letter or similar written agreement among the parties, however, no assurance can be given that the Fund will be successful in receiving this information.

Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. Securities primarily traded in the National Association of

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Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, or deemed unreliable for a security, or if a security’s value may have been materially affected by events occurring after the close of a securities market on which the security principally trades, but before the Fund calculates its net asset value, securities will be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask prices.

In this respect, the Advisers participate in the valuation process by preparing the fair valuation for any such securities as per approved procedures and pursuant to a fair value process developed in coordination with the Administrator. The Advisers’ process is tested and subject to ongoing and periodic monitoring by the Advisers and the Administrator. The Board has delegated execution of these procedures to the Fund’s treasurer or assistant treasurer, administrator and Advisers. The Board reviews and ratiﬁes the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

In cases where a fair valuation of securities is applied, the Fund’s net asset value will reﬂect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. This fair value may also vary from valuations determined by other funds using their own fair valuation procedures. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund, Administrator and Advisers may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the net asset value for the Fund. In computing the net asset value, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the New York Stock Exchange (the “NYSE”). Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its Common Shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its net asset value, the Administrator may need to price the security using the Fund’s fair value pricing guidelines.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund’s assets that are invested in one or more ETFs, the Fund’s net asset value is calculated based upon value the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded.

As a result of investments by the Fund or other investment vehicles accessed by the Fund, if any, in foreign securities or other instruments denominated in currencies other than the U.S. dollar, the net asset value of the Fund’s Common Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of these instruments denominated in currencies other than the U.S. dollar may be affected signiﬁcantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Expenses of the Fund, including the Advisory Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value if the judgments of the Board, the Advisers, or the Advisers regarding appropriate valuations should prove incorrect.

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CONFLICTS OF INTEREST

Time and Attention

The Advisers or their affiliates provide or may provide investment advisory, administrative and other services to various entities. The Advisers and certain of their investment professionals and other principals may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Advisers and their affiliates, “Other Accounts”). The Fund has no interest in these activities. As a result of the foregoing, the Advisers and the investment professionals who, on behalf of the Advisers, will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

Allocation of Investment Opportunities; Trade Aggregation

There may be a conflict of interest in the allocation of investment opportunities among the Fund and the other funds or accounts to which the Adviser or Sub-Adviser provides investment advice and that pursue a substantially similar investment strategy of the Fund (the “ACA Funds”). The Adviser and Sub-Adviser intend to allocate investment opportunities in a manner which is believed to be appropriate and in the best interests of all the entities involved. While allocations between the Fund and the ACA Funds are generally made on a pro rata basis in proportion to the relative equity of each, there can be no assurances that an investment opportunity which comes to the attention of the Sub-Adviser and its affiliates will not be allocated wholly or primarily to the ACA Funds, with the Fund being unable to participate in such investment opportunity or participating only on a limited basis. If, in the discretion of the Sub-Adviser, the Fund and/or one or more of the ACA Funds should not participate in a particular investment opportunity for tax or regulatory reasons, such investment opportunity is allocated only to the accounts not affected by such tax or regulatory reasons. To the extent an investment is not allocated pro rata, the Fund could incur a disproportionate amount of income or loss related to such investment relative to the ACA Funds.

The Fund could be disadvantaged because of activities conducted by the Sub-Adviser or its affiliates for the other ACA Funds as a result of, among other things: legal restrictions on the combined size of positions which may be taken for all accounts managed by the Sub-Adviser or its affiliates, thereby limiting the size of the Fund’s position; and the difficulty of liquidating an investment for more than one account where the market cannot absorb the sale of the combined positions. In addition, there may be circumstances under which the Sub-Adviser or its affiliates will consider participation by the ACA Funds in investment opportunities in which the Sub-Adviser does not intend to invest, or intends to invest only on a limited basis, on behalf of the Fund. The Adviser and its affiliates will evaluate for the Fund and the ACA Funds a variety of factors which may be relevant in determining whether a particular situation or strategy is appropriate and feasible for the Fund or any ACA Fund at a particular time, including the nature of the investment opportunity taken in the context of the other investments at the time, the liquidity of the investment relative to the needs of the particular entity, the investment or regulatory limitations on the particular entity and the transaction costs involved. Because these considerations may differ for the Fund and one or more of the ACA Funds in the context of any particular investment opportunity, investment activities of the Fund and the ACA Funds may differ considerably from time to time.

Purchase and sale orders for the Fund will generally be combined with purchase and sale orders for the ACA Funds, with each entity paying its pro rata share of the total commission and paying or receiving its pro rata share of the total cost or sales proceeds. From the standpoint of the Fund, simultaneous identical portfolio transactions for the Fund and the ACA Funds may decrease the prices received, and increase the prices required to be paid, by the Fund for its portfolio sales and purchases.

Financial Intermediaries

The Advisers also intend to compensate, from its own resources, third-party securities dealers, other industry professionals and any affiliates thereof (“financial intermediaries”) in connection with the distribution of Common Shares in the Fund or for their ongoing servicing of Common Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account

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the amount of client assets invested in the Fund, the timing of investment or the overall NAV of the Fund, or a fee determined in some other method by negotiation between an Adviser and such financial intermediaries. Financial intermediaries may also charge investors, at the financial intermediaries’ discretion, a placement fee based on the purchase price of Fund Common Shares purchased by the investor. As a result of the various payments that financial intermediaries may receive from investors and an Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Common Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Advisers, or investment vehicles managed or sponsored by the Advisers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund. Such entities may compete with the Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in a portfolio company may do so on terms that is more favorable than those of the Fund. Financial intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Common Shares of the Fund. Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Shareholder’s objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefore in connection with transactions in which such third parties have interests which may conflict with those of the Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund or a portfolio company. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, Adviser, Sub-Adviser or advisor, investment sub-advisor, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender.

In addition, issuers of securities held by the Fund may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund and may have an effect on the value of the positions so held, or may result in a financial intermediary having an interest in the issuer adverse to the Fund. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund, including with respect to fees and the right to receive information.

Directors, principals, officers, employees and affiliates of the Advisers may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Advisers, or by the Advisers for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts that are the same as, different from or made at a different time than, positions taken for the Fund.

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ACA Master Select Fund, LP

Because the Fund proposes to allocate assets to the Underlying Funds sponsored by ACA Master Select Fund, LP or otherwise affiliated with ACA, conflicts of interest may arise as a consequence of investment management and other financial advisory services in which ACA and its affiliates are engaged. Additionally, certain Underlying Managers may face conflicts of interests stemming from their affiliation with ACA. ACA will provide certain services to the Underlying Managers.  Such services may include making appropriate personnel available for presentations, providing information for the Fund to prepare its tax reporting, providing administrative support in connection with commitments to or sales of ACA funds and such other functions as agreed to from time to time.

Subject to certain conditions and limitations, ACA has agreed to provide the Advisers and Underlying Managers with certain types of information and access to the Underlying Funds, pursuant to an agreement, to help enable the Advisers to invest the Fund’s assets in accordance with its strategy. This includes making available information relating to Underlying Funds, access to offerings and secondary transactions in the Underlying Funds and certain matters relating to the terms of the Underlying Funds that are relevant to an institutional investor such as the Fund. ACA has also agreed to provide the Adviser with certain types of assistance in connection with the marketing and distribution of the Fund.

ACA provides investment advisory services to other investment funds, in addition to those in which the Fund may invest, and their respective investment professionals may also provide investment and financial services for their proprietary accounts as well.  Accordingly, ACA may have financial interests that diverge from those of the Underlying Funds and conflicts of interest may arise in terms of their allocation of investment opportunities as well as their professional time between such managed Underlying Funds and other clients and personal accounts.

PURCHASES OF SHARES

Purchase Terms

Investors may only purchase Common Shares through the Distributor, subject to the Advisers approval in their sole and absolute discretion. The Fund will accept initial and additional purchases of Common Shares as of the ﬁrst day of each calendar month. The investor must submit a completed Investor Application form ﬁve business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds three business days prior to the applicable purchase date in the full amount of the purchase. An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month. Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Common Shares purchased (and an investor does not become a Shareholder with respect to such Common Shares) until the applicable purchase date, i.e., the ﬁrst day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date. Any amounts received in advance of the initial or subsequent purchases of Common Shares are placed in a non-interest-bearing account with the Transfer Agent (as deﬁned herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The Fund reserves the right to reject any purchase of Common Shares in the Advisers’ sole and absolute discretion (including, without limitation, when it has reason to believe that a purchase of Common Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.

The minimum initial investment in the Fund from each investor is $25,000, and the minimum additional investment in the Fund is $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to employees, officers or Trustees of the Fund, an Adviser or their affiliates. The Fund may repurchase all of the Common Shares held by a Shareholder if the Shareholder’s account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than $25,000. Initial and any additional purchases of Common Shares of the Fund by any Shareholder must be made via wire transfer of funds. Payment for each initial or subsequent additional purchase of Common Shares must be made in one installment.

To help the government ﬁght the funding of terrorism and money laundering activities, federal law requires all ﬁnancial institutions to obtain, verify, and record information that identiﬁes each person who opens an account.

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What this means to you: When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow you to be identified. If your identification is not able to be verified, the Fund reserves the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. The Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

REPURCHASES AND TRANSFERS OF SHARES

No Right of Redemption

No Shareholder or other person holding Common Shares acquired from a Shareholder has the right to require the Fund to repurchase any Common Shares. No public market for Common Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Common Shares by the Fund, as described below.

Repurchases of Shares

The Fund may from time to time offer to repurchase Common Shares pursuant to written tenders by Shareholders. Share repurchases will not commence for at least six months following commencement of Fund operations. Beginning after such date, the Advisers will recommend to the Board (subject to its discretion) that the Fund offer to repurchase Common Shares from Shareholders on a quarterly basis in an amount not to exceed 25% of the Fund’s NAV (the “Share Repurchase Program”). Upon commencement of the Share Repurchase Program, any repurchase of Common Shares from a Shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to an early repurchase fee equal to 2% of the NAV of any Common Shares repurchased by the Fund (the “Early Repurchase Fee”). If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund.

The Advisers expect that they will recommend to the Fund’s Board that the Fund offer to repurchase Common Shares from Shareholders quarterly, approximately 20 days prior to the end of the calendar quarter. Each such repurchase offer will generally commence approximately 21 to 42 days prior to the repurchase date. The Fund expects to pay repurchase proceeds to tendering Shareholders within 7 days of the effective repurchase date. There is no minimum amount of Common Shares that must be repurchased in any repurchase offer.

In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board will consider the following factors, among others:

•	whether any Shareholders have requested to tender Common Shares to the Fund;
•	the liquidity of the Fund’s assets, including the ability to redeem from the Underlying Fund;
•	the investment plans and working capital and reserve requirements of the Fund;
•	the relative economies of scale of the tenders with respect to the size of the Fund;
•	the history of the Fund in repurchasing Common Shares;
•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;
•	any anticipated tax consequences to the Fund of any proposed repurchases of Common Shares; and
•	the recommendations of the Advisers.

The Fund will repurchase Common Shares from Shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Shareholders. When the Board determines that the Fund will repurchase Common Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Common Shares during the period that a repurchase offer is open may obtain the Fund’s NAV per share by contacting the Fund during the period. If a repurchase offer is oversubscribed by Shareholders who tender Common

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Shares, the Fund may repurchase a pro rata portion of the Common Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Repurchases of Common Shares from Shareholders by the Fund will generally be paid in cash within 7 days of the effective repurchase date. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Common Shares from Shareholders by the applicable repurchase offer deadline.

Payment for repurchased Common Shares may require the Fund to liquidate portfolio holdings earlier than the Advisers would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment related expenses as a result of higher portfolio turnover rates. The Advisers intend to take measures, subject to policies as may be established by the Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Common Shares.

A Shareholder tendering for repurchase only a portion of the Shareholder’s Common Shares will be required to maintain an account balance of at least $10,000 after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase all of a Shareholder’s Common Shares at any time if the aggregate value of such Shareholder’s Common Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. This right of the Fund to repurchase Common Shares compulsorily may be a factor which Shareholders may wish to consider when determining the extent of any tender for purchase by the Fund.

The Fund may also repurchase Common Shares of a Shareholder as of any date without consent or other action by the Shareholder or other person if the Fund determines that:

•	the Common Shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder or with the consent of the Fund, as described below;
•	ownership of Common Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Common Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;
•	continued ownership of Common Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board, an Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;
•	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Common Shares was not true when made or has ceased to be true;
•	with respect to a Shareholder subject to Special Laws or Regulations, the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Common Shares; or
•	it would be in the best interests of the Fund for the Fund to repurchase the Common Shares.

In the event that an Adviser or any of its affiliates holds Common Shares in the capacity of a Shareholder, the Common Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund. Shareholders who require minimum annual distributions from a retirement account through which they hold Common Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly.

Transfers of Shares

Common Shares may be transferred only:

•	by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or
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•	under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

A Shareholder transferring Common Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

In subscribing for Common Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Advisers, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

NON-LISTED CLOSED-END FUND STRUCTURE

Closed-end Fund; Liquidity Risks. The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Common Shares on a daily basis at a price based on net asset value.

Limitations on Transfer; Shares Not Listed; No Market for Shareholder Shares. The transferability of Common Shares is subject to certain restrictions contained in the Fund’s Agreement and Declaration of Trust and is affected by restrictions imposed under applicable securities laws. The Common Shares are not traded on any national securities exchange or other market. No market currently exists for the Common Shares, and the Fund contemplates that one will not develop. The Common Shares are, therefore, not readily marketable. Although the Adviser and the Fund expect to recommend to the Board of Trustees that the Fund offer to repurchase Common Shares quarterly, no assurances can be given that the Fund will do so and, in any case, repurchases will not begin until two years after the Fund commences operations. Consequently, Common Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Repurchase Risks. The Fund has no obligation to repurchase Common Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. With respect to any future repurchase offer, Shareholders tendering any Common Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the “Notice Date”). The Notice Date generally will be five days prior to the date as of which the Common Shares to be repurchased are valued by the Fund (the “Valuation Date”). Tenders will be revocable upon written notice to the Fund until the Notice Date. Shareholders that elect to tender any Common Shares for repurchase will not know the price at which such Common Shares will be repurchased until the Fund’s net asset value as of the Valuation Date is able to be determined, which determination is expected to be able to be made only late in the month following that of the Valuation Date. It is possible that during the time period between the Notice Date and the Valuation Date, general economic and market conditions, or specific events affecting one or more underlying Investment Funds, could cause a decline in the value of Common Shares in the Fund. Moreover, because the Notice Date will be substantially in advance of the Valuation Date, Shareholders who tender Common Shares of the Fund for repurchase will receive their repurchase proceeds well after the Notice Date. Shareholders who require minimum annual distributions from a retirement account through which they hold Common Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. See “Repurchases and Transfers of Shares.”

VOTING RIGHTS OF SHAREHOLDERS

Each of the Fund’s Shareholders will have the right to cast a number of votes based on the number of Common Shares held at any meeting of shareholders called by the Trustees or shareholders holding at least a majority of the total number of votes eligible to be cast by all shareholders. Shareholders will be entitled to vote on

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any matter on which holders of equity securities of a registered investment company formed as a statutory trust under the laws of the State of Delaware would be entitled to vote, including selection of Trustees, changes to the Fund’s fundamental investment policies, and approval of the selection of any new investment adviser or sub-adviser to the Fund. Except for the exercise of their voting privileges, the Fund’s Shareholders will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

TAXATION

The following is a summary of certain aspects of the U.S. federal income taxation of the Fund and the Shareholders that should be considered by a prospective Shareholder. The Fund has not sought a ruling from the Internal Revenue Service (the “IRS”) or any other U.S. federal, state or local agency with respect to any tax matters affecting the Fund, nor has it obtained an opinion of counsel with respect to any of those matters.

The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Code. As long as the Fund so qualifies, the Fund (but not the Shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and net realized capital gains that it timely distributes to Shareholders. The Fund intends to distribute substantially all of such income and gains annually.

Distributions made from the Fund’s excess of net long-term capital gains over net short-term capital losses, or “net capital gain” (“capital gain dividends”), if properly reported by the Fund, are taxable to U.S. shareholders as long-term capital gains, regardless of the length of time the U.S. shareholder has owned Common Shares. Ordinary income and capital gain dividends are taxable to Shareholders even if they are reinvested in additional Common Shares of the Fund. Distributions in excess of the Fund’s current and accumulated earnings and profits (which represent a return of capital, meaning a return to shareholders of the money they originally invested in the Fund) will first reduce the adjusted tax basis of a Shareholder’s Common Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such Shareholder. The Fund will provide the Shareholders with a written notice reporting the amount of dividends paid during the year that qualify as capital gain dividends, as qualified dividend income, and as ordinary income dividends.

To qualify for the favorable tax treatment of a RIC, the Fund must, among other things, satisfy certain source-of-income, asset diversification and distribution requirements. If, in any taxable year, the Fund fails to qualify as a RIC, the Fund would be taxed in the same manner as an ordinary corporation and could be required to recognize unrealized gains, incur substantial tax on such unrealized gains and make certain substantial distributions in order to re-qualify for taxation as a RIC. For more information, see “Tax Aspects” in the SAI.

THE FOREGOING IS A BRIEF SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX MATTERS THAT ARE PERTINENT TO PROSPECTIVE INVESTORS. THE SUMMARY IS NOT, AND IS NOT INTENDED TO BE, A COMPLETE ANALYSIS OF ALL PROVISIONS OF THE U.S. FEDERAL INCOME TAX LAW WHICH MAY HAVE AN EFFECT ON SUCH INVESTMENTS. THIS ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN RESPECTIVE TAX ADVISERS WITH RESPECT TO THEIR OWN RESPECTIVE TAX SITUATIONS AND THE EFFECTS OF THIS INVESTMENT THEREON.

PLAN OF DISTRIBUTION

The Fund is offering on a continuous basis up to 3 million Common Shares. Northern Lights Distributors acts as the Distributor on a best efforts basis, subject to various conditions. The minimum initial investment is $25,000. Subscriptions will be effective only upon the Fund’s acceptance and the Fund reserves the right to reject any subscription in whole or in part. The Common Shares will not be listed on any national securities exchange.

Under the terms of a distribution agreement (the “Distribution Agreement”) with Distributor, the Distributor will directly distribute Common Shares to investors and is authorized to retain brokers, dealers and certain ﬁnancial advisors for distribution services and to provide ongoing investor services and account maintenance services to Shareholders holding Common Shares. The Fund will pay a monthly fee out of the net assets of Common Shares at an annual rate of 0.10% of the aggregate net asset value of the Common Shares, determined and accrued as

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of the last day of each calendar month (before any repurchases of Common Shares) (the “Distribution and Servicing Fee”). The Distributor will pay various Selling Agents substantially all of the Distribution and Servicing Fee which they will use to compensate their brokerage representatives for Common Shares sales and support. The Distribution and Servicing Fee is charged on an aggregate Fund-wide basis, and Shareholders will be subject to the Distribution and Servicing Fee as long as they hold their Common Shares. Each compensated broker, dealer or other ﬁnancial advisor is paid by the Distributor based on the aggregate net asset value of outstanding Common Shares held by Shareholders that receive services from such broker, dealer or other ﬁnancial advisor. The Distributor may directly distribute Common Shares to investors, and for such directly distributed shares, will retain a portion of the Distribution and Servicing Fee to compensate its brokerage representatives for their Common Shares sales and support.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain Selling Agents and other intermediaries, including the Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services. Generally, the minimum required initial purchase by each investor is $25,000. Once a prospective investor’s order is received, a conﬁrmation will be sent to the investor. The investor’s account with the Distributor or Selling Agent will be debited for the purchase amount, which will be deposited into an account with the Transfer Agent. See “Purchases of Shares — Purchase Terms.”

DISTRIBUTIONS AND DIVIDENDS

As the Fund’s principal investment objective is capital appreciation, the Fund does not intend to make regular monthly distributions of all or a portion of investment company’s taxable income (which includes ordinary income and short term capital gains) to shareholders. Instead, the Advisers expect all income earned by the Underlying Funds to be reinvested in each Underlying Fund that earned income or received dividends.

To the extent that the Board of Trustees determine that cash distributions of the Fund’s income are appropriate, the Fund will declare dividends on the Fund’s Common Shares and pay its distributions within approximately 60 to 90 days thereafter. The Fund intends to make annual cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to the Shareholders, if available. The Fund also intends to make annual distributions of its “net capital gain” (which is the excess of net long-term capital gains over net short-term capital losses), to the Shareholders, if available. The Fund may seek an exemptive order from the SEC to allow the Fund to pay capital gains distributions more frequently than annually, but there can be no assurance that the Fund will seek, or that the SEC would issue, such an exemptive order.

If an investor buys Common Shares just before the record date of a dividend declared by the Fund, the investor will receive that dividend. While the receipt of dividends shortly after a purchase of Common Shares by an investor may seem like a windfall to an investor, such dividends generally will have the effect of reducing the per Common Share net asset value of the investor’s Common Shares by the per Common Share amount of the dividends, subject to other market fluctuations. Such dividends are generally subject to U.S. federal income tax at ordinary income or capital gain rates. A return of capital is in effect a return of a portion of an investor’s original investment in the Fund. Accordingly, the timing of the purchase of the Common Shares may result in a return of a portion of the investment as taxable income. Therefore, prior to purchasing Common Shares, an investor should carefully consider the impact of ordinary income or capital gains dividends that are expected to be or have been announced.

The Fund’s distributions generally are taxable to Shareholders. The Fund anticipates that, due to the U.S. federal income tax characterization of cash distributions made by some companies in which the Fund may invest, a small portion of the Fund’s distributions to Shareholders may also consist of tax-advantaged return of capital for U.S. federal income tax purposes. In general, such distributions will constitute a return of capital to a Shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to U.S. federal income tax currently, but will result in a corresponding reduction in a shareholder’s basis in the Common Shares and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells or exchanges Common Shares of the Fund. Shareholders will automatically have all

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distributions reinvested in Common Shares issued by the Fund or Common Shares of the Fund purchased on the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. Shareholders who receive dividends in the form of additional Common Shares will be subject to the same U.S. federal, state and local tax consequences as Shareholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Although the Advisers do not intend to make regular distributions to the Shareholders, all distributions made with respect to Common Shares registered in the Shareholder’s name will be reinvested automatically by the transfer agent, which is agent under the Plan, unless the shareholder elects to receive cash pursuant to the Automatic Dividend Reinvestment Plan (the “Plan”). Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. A participant in the Plan may elect to receive all dividends in cash by contacting the Plan agent in writing at the address specified below or by calling the Plan agent at _______________.

Under the Plan, whenever the market price of the Common Shares, including brokerage commissions, is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Plan will receive newly issued Common Shares. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the distribution payment date or, if that date is not a trading day on the NYSE, the next trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, participants will receive shares purchased by the Plan agent in the open market. If the Fund should declare a distribution payable only in cash, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan agent will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a per share rate equal to the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares plus estimated brokerage commissions exceeds net asset value. The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan agent in non-certificated form in the name of the participant. Shares in the account of each Plan participant will be held by the Plan agent in non- certificated form in the name of the participant. Under no circumstances will certificates be issued to participants.

In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan. A Plan participant may terminate his or her account under the Plan by notifying the Plan agent in writing to the address specified below or by telephone at _______________. A termination will be effective immediately if notice is received by the Plan agent more than three (3) business days prior to any dividend or distribution payment date. If such notice is received less than three (3) business days prior to any dividend or distribution payment date, then such dividend or distributed will be reinvested, and such termination shall be effective with respect to any subsequent dividends or distributions. If the Plan participant elects by written notice to the Plan agent in advance of such termination to have the Plan agent sell part or all of such Plan participant’s shares and remit the proceeds to him or her, the Plan agent is authorized to deduct $15.00 per transaction plus commissions of $0.10 per share for this transaction from the proceeds. The Fund reserves the right to amend or terminate its Plan as applied to any distribution paid subsequent to written notice of the change sent to the members of such Plan at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan agent on at least 30 days’ written notice to the participants in such Plan. Neither the Fund nor the Plan agent shall be liable for any act performed in good faith or any good faith omission to act in

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connection with the matters discussed in this “Dividend Reinvestment Plan” section, including, without limitation, any claim of liability (i) arising out of any failure to terminate a participant’s account, sell shares held in the Plan, or invest dividends; or (ii) with respect to the prices at which shares are purchased or sold for the participant’s account and the time such purchases or sales are made.

For more information about the Plan you may contact the Plan agent in writing at ______________, or by calling the Plan agent at ______________. You can also access your account online at www. ______________.com.

ADMINISTRATOR, ACCOUNTING AGENT AND TRANSFER AGENT

Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, NY, 11788, serves as Administrator, Accounting Agent and Transfer Agent. For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. Generally, the monthly fee is computed at an annual rate of 0.04% of the first $100 million of the Fund’s assets, 0.03% on the next $200 million of the Fund’s assets and 0.02% on the balance of the Fund’s assets.

CUSTODIAN

The Fund has entered into a Custody Agreement, dated May 16, 2016, with Huntington National Bank. Under the terms of this agreement, Huntington National Bank will serve as custodian of the Fund’s assets. In performing these functions, the Fund will compensate U Huntington National Bank at an annual rate of ___% (paid on a monthly basis) of the Fund’s average daily net assets, with a minimum annual fee of $_______. The Custodian’s address is 7 Easton Oval EA4E70, Columbus, OH 43219.

PRIVACY POLICY

The Fund, Adviser and Sub-Adviser take the privacy of client and customer information very seriously. For more information, please see the following privacy policy notice:

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, Adviser does not sell its customers’ non-public personal information to any third parties. Adviser uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by the Adviser.

The Adviser and Sub-Adviser may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others; and
•	Information you submit to us in correspondence, including emails or other electronic communications.

The Adviser and Sub-Adviser do not disclose any non-public personal information about their customers or former customers without the customer’s authorization, except that Adviser and Sub-Adviser may disclose the information listed above, as follows:

•	It may be necessary for the Adviser or Sub-Adviser to provide information to nonaffiliated third parties in connection with our performance of the services we have
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agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•	The Adviser and Sub-Adviser will release any of the non-public information listed above about a customer if directed to do so by that customer or if the Adviser or Sub-Adviser is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	In order to alert a customer to other financial products and services offered by an affiliate, the Adviser and Sub-Adviser may share information with an affiliate, including companies using the Adviser or Sub-Adviser’s name. Such products and services may include, for example, other investment products offered by the Adviser or Sub-Adviser. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

The Adviser and Sub-Adviser will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, the Adviser and Sub-Adviser will notify customers of the Privacy Policy annually. The Adviser and Sub-Adviser reserve the right to modify their policies at any time, but in the event that there is a change, the Adviser and/or Sub-Adviser will promptly inform its customers of that change.

LEGAL MATTERS

Certain legal matters in connection with the Fund’s Common Shares will be passed upon for the Fund by the LoPresti Law Group, PC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 The independent registered public accounting firm of the Fund is BBD, LLP.

ADDITIONAL INFORMATION

This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

Inquiries concerning the Fund and its shares should be directed to the Adviser at (781) 875-3185.

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STATEMENT OF ADDITIONAL INFORMATION

ACA/PRISM MULTI-STRAT ALTERNATIVES FUND

 Common Shares of Beneficial Interest

The ACA/Prism Multi-Strat Alternatives Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. This Statement of Additional Information relating to Common Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated ____________ __, 2016. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (781) 875-3185. The prospectus and this Statement of Additional Information are part of the registration statement filed with the Securities and Exchange Commission (the “Commission”), Washington, D.C., which includes additional information regarding the Fund. The registration statement may be obtained from the Commission upon payment of the fee prescribed, inspected at the Commission's office at no charge or inspected on the Commission's website at http://www.sec.gov. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated ____________ __, 2016.

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TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

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THE FUND

The ACA/Prism Multi-Strat Alternatives Fund was formed as a Delaware statutory trust on ____________ __, 2016 and is registered under the Investment Company Act of 1940 as a closed-end, non-diversified management investment company. Crow Point Partners, LLC serves as the Fund’s investment adviser (the “Adviser”) and Alternative Capital Advisers, LLC, serves as the Fund’s sub-adviser (the “Sub-Adviser” and with the Adviser, each an “Adviser” and collectively the “Advisers”).

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

The Fund has adopted certain fundamental investment policies and restrictions, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities. Under the Investment Company Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the affirmative vote of the lesser of: (a) more than 50% of its outstanding shares; or (b) 67% or more of the voting securities present at a shareholders' meeting (provided that more than 50% of its outstanding shares are represented at the meeting in person or by proxy). If a fundamental policy and restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages will not be considered a violation of any of these fundamental policies and restrictions if these increases or decreases in percentages result solely from increases or decreases in the total amount of the Fund's assets or changes in the values of portfolio investments.

The following are fundamental policies that may be changed only with shareholder vote:

(1)	The Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(2)	The Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3)	The Fund may not purchase or sell commodities or commodities contracts. This restriction shall not prohibit the Fund from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)	The Fund may make loans, only as permitted under the Investment Company Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5)	The Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The Fund interprets each of these fundamental investment policies and restrictions under the Investment Company Act, the rules and regulations under the Investment Company Act, and the SEC's and its staff's interpretations of the Investment Company Act.

NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

The rest of the Fund's investment policies, including its investment objectives described under “Investment Objectives” in the prospectus and the Fund's policy of investing, under normal market conditions, in Underlying Funds that invest in long/short equity, fixed income, short sales, derivatives trading, commodities and futures

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trading, event-driven investing, arbitrage (including relative value arbitrage), spot currencies trading and macro trading strategies, and its policies with respect to the use of leverage, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change in accordance with SEC rules. The Fund interprets each non-fundamental investment policy and restriction under the Investment Company Act, the rules and regulations under the Investment Company Act, and the SEC's and its staff's interpretations of the Investment Company Act.

PORTFOLIO TURNOVER

The Fund may dispose of securities without regard to the length of time they have been held when such actions, for defensive reasons or otherwise, appear advisable to the Advisers. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate bears certain tax consequences and results in greater transaction costs, which are borne directly by the Fund or indirectly by the Shareholders.

MANAGEMENT OF THE FUND

Board of Trustees

The Fund is governed by its Board of Trustees, which has overall responsibility for monitoring and overseeing the Fund’s investment program, its management and operations, and the Advisers on behalf of the Fund and the Shareholders. The Board of Trustees has approved the Fund’s investment program as described in this prospectus.

At least a majority of the Trustees are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (referred to as the “Independent Trustees”). Each investor, by purchasing Common Shares in the Fund, will become a shareholder of the Fund and will be deemed to have voted for the election of each initial Trustee. Any vacancy on the Board of Trustees may be filled by a majority of the remaining Trustees, except to the extent the Investment Company Act requires the election of trustees by shareholders.

Trustees and Officers

The tables below show, for each Trustee and executive officer of the Fund, his or her name, address and age, the position held with the Fund, the length of time served as Trustee or officer of the Fund, the Trustee's or officer's principal occupations during the last five years, the number of portfolios in the Adviser’s fund complex overseen by the Trustee or for which a person served as an officer, and other directorships or trusteeships held by such Trustee.

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Information Regarding Independent Trustees

Name, Address[1] and Age	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships/Trusteeships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Mark W. Buckley-Jones, 36	Independent Trustee	Since 2016	Controller and Chief Compliance Officer, Numina Capital Management, LLC (January 2014-Present); Chief Financial Officer, VS Capital Partners, LP (August 2011-December 2013) and Berman Capital Management, LP (May 2007-July 2011).	3
John L. Jacobs, 57	Independent Trustee	Since 2016	Independent Consultant (January 2015-Present); Executive Vice President, Global Information Services, of The NASDAQ OMX Group (January 2010-January 2015).	3
Robinson C. Jacobs, 37	Independent Trustee	Since 2016	Analyst, Gagnon Securities (September 2012-Present); Vice President, CSL Capital (April 2011-May 2012); Consultant to various hedge fund groups.	3
Christopher LaGrego, 50	Interested Trustee	Since 2016	Member, Alternative Capital Advisers, LLC (2014-Present).	0
Peter J. DeCaprio, 54	Interested Trustee	Since 2016	Managing Member, Crow Point Partners, LLC (2006-present)	1

Information Regarding Officers

Name, Address[1] and Age	Position with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Christopher LaGrego, 50	Secretary	Since 2016	Member, Alternative Capital Advisers, LLC (2014-Present).
James B. Craver, __	Chief Compliance Officer	Since 2016	Attorney, James B. Craver & Associates Pc (law firm) (2009–Present).

1. The address for each Trustee and officer is 145 Mason Street, 2nd Floor, Greenwich, Connecticut 06830.

Trustee Share Ownership

Name of Trustee[1]	Dollar Range of Equity Securities in the Fund[2]	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies[2]
Mark W. Buckley-Jones (Independent Trustee)	None	None
Robinson C. Jacobs (Independent Trustee)	None	None
John L. Jacobs (Independent Trustee)	None	None
Christopher LaGrego[3]	None	None
Peter J. DeCaprio[3]	None	None

1. The address for each Trustee and officer is ____________________________________________.

2. As of ____________ __, 2016, the Fund had not yet commenced operations as of this date.

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3. Trustee considered to be an Interested Person within the meaning of the Investment Company Act of 1940, through his or her position or affiliation with the Adviser or Sub-Adviser.

Compensation of Trustees

The following table shows information regarding the compensation expected to be received by Independent Trustees, and from all registered investment companies for which the Adviser serves as an investment adviser for the calendar year ending December 31, 2015. No compensation is paid by the Fund to Trustees that are interested persons of the Adviser (as determined under the Investment Company Act). In all cases, no pension or retirement benefits accrued as part of the Fund's expenses.

Name of Independent Trustee	Total Compensation From Fund and Fund Complex Paid to Trustees
Mark W. Buckley-Jones[1]	$3,000
John L. Jacobs[1]	$3,000
Robinson C. Jacobs[1]	$3,000

1. Independent trustees initially will receive an annual fee of $3000 for serving as trustee of the Fund and a total annual fee of $6000 for serving as a trustee for all of the funds in the Fund Complex.

Board Committees

The Board has an Audit Committee consisting of the three Trustees who are Independent Trustees. Mark Buckley-Jones currently serves as a member of the Audit Committee and has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Mark Buckley-Jones is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.

The Board also has a Nominating Committee consisting of the three Trustees who are Independent Trustees. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. In considering Trustee nominee candidates, the Nominating Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function

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of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust and the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Common Shares of each Fund as of ____________ __, 2016.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

The Adviser

The Adviser is Crow Point Partners, LLC. The Adviser, a limited liability company organized under the laws of the State of Delaware, is registered as such with the SEC under the Investment Advisers Act of 1940. The Adviser currently provides investment advice to separately managed accounts at various wire houses and to institutions directly. The Adviser also serves as the adviser or sub-adviser of several registered investment funds and pooled trusts. The Adviser has a total of approximately $2.4 billion in assets under management or advisement, as of August 2016. The Adviser's standard mailing address and the address of its principal office, including its office for service for process and for purposes of overnight mail, is 25 Recreation Park Dr., Suite 110, Hingham, MA 02043.

The Sub-Adviser

The Sub-Adviser is Alternative Capital Advisers, LLC. The Sub-Adviser, a limited liability company organized under the laws of the State of Delaware, is registered as such with the SEC under the Investment Advisers Act of 1940. The Sub-Adviser currently provides investment advice to separately managed accounts and other private pooled investment vehicles. The Sub-Adviser has a total of approximately $85 million in assets under management or advisement, as of July 31, 2016. The Adviser's standard mailing address and the address of its

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principal office, including its office for service for process and for purposes of overnight mail, is 452 Fifth Ave 14th Floor, New York NY 10018.

Advisory Agreement

The Adviser provides investment advisory services to the Fund, under the oversight of the Board of Trustees, pursuant to an investment advisory agreement, dated ____________ __, 2016 (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser, under the oversight of the Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; provides facilities and personnel, including officers required for the operations of the Fund; facilitates the preparation of various regulatory filings; liaises with regulators or exchange personnel as appropriate; and fulfills certain regulatory compliance responsibilities.

The Advisory Agreement is effective for an initial two-year term and may be continued in effect if the continuance is approved annually by the Board of Trustees, including a majority of Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on approval. The Board expects to first consider the renewal of the Advisory Agreement in 2018. The Board of Trustees or the Fund’s shareholders may terminate the Advisory Agreement on 60 days’ prior notice to the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as defined by the Investment Company Act and the rules under that Act.

In consideration of the advisory services provided by the Adviser to the Fund, the Fund shall pay to the Adviser at the end of each calendar month an advisory fee at the annual rate of 0.75% of the Fund's Average Daily Managed Assets (the “Advisory Fee”). The Advisory Fee is an expense paid out of the Fund's assets. “Average Daily Managed Assets” with respect to a particular month means the average of the values of each daily calculation of the Managed Assets of the Fund that takes place as of any date during that month. “Total Assets” means all assets (including proceeds of leverage) before subtracting accrued liabilities. “Managed Assets” means the Total Assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objective and policies. Pursuant to the Advisory Agreement, the Adviser will also receive a fulcrum fee in addition to the Advisory Fee.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Under a separate administration agreement, the Fund also pays the Adviser a fee of 0.10% of the Fund's Average DailyNet Assets (“Administration Fee”) for providing certain administrative services.

Sub-Advisory Agreement

The Sub-Adviser provides investment advisory services to the Fund, under the oversight of the Adviser and the Board of Trustees, pursuant to a sub-advisory agreement, dated ____________ __, 2016 (the “Sub-Advisory Agreement”).

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The Sub-Advisory Agreement is effective for an initial two-year term and may be continued in effect if the continuance is approved annually by the Board of Trustees, including a majority of Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on approval. The Board expects to first consider the renewal of the Sub-Advisory Agreement in 2018. The Board of Trustees or the Fund's shareholders may terminate the Sub-Advisory Agreement on 60 days' prior notice to the Sub-Adviser. Under the terms of the Sub-Advisory Agreement, the Sub-Adviser, under the oversight of the Adviser and the Board of Trustees, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; provides facilities and personnel, including officers required for the operations of the Fund; facilitates the preparation of various regulatory filings; liaises with regulators or exchange personnel as appropriate; and fulfills certain regulatory compliance responsibilities.

In consideration of the advisory services provided by the Sub-Adviser to the Fund, the Adviser shall pay to the Sub-Adviser 50% of the Advisory Fee and the Fulcrum Fee that the Adviser receives from the Fund.

Portfolio Managers

The following Section discusses the accounts managed by the Fund's portfolio managers, the structure and method of their compensation, and their ownership of the Fund's securities.

Other Accounts Managed by Portfolio Managers. The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than the Fund). Accounts are grouped into three categories: (a) registered investment companies, (b) other pooled investment accounts, and (c) other accounts. Information is shown as of April [30], 2016. Asset amounts are in millions, are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Peter DeCaprio	3	$54.0	1	$30.0	2	$12.0
Ed Kuhnel
Chris LaGrego	1	$6.0

The Sub-Adviser manages one account that pays Advisory fees based on account performance.

Compensation of the Portfolio Managers

Adviser

The portfolio managers are compensated by the Adviser in the form of base salary that is determined by the advisory fee revenue generated by the firm’s assets under management. Thus, portfolio managers’ compensation is intended to be aligned with the interests of the firm’s clients, including the Fund and its investors. DeCaprio is a principal of the Adviser and as such is compensated through distributions that are based primarily on the profits and losses of the Adviser. The portfolio managers may also earn a bonus each year based on the profitability of the Adviser. Some of the other accounts managed by the Adviser’s portfolio managers have investment strategies that are similar to the Fund's investment strategies. However, the Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures and with a policy to treat each client equitably. See “Conflicts of Interest.”

Sub-Adviser

Portfolio managers are compensated by the Sub-Adviser in the form of base salary. LaGrego is a principal of the Sub-Adviser and as such is compensated through distributions that are based primarily on the profits and

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losses of the Sub-Adviser. The shareholder distributions, which are based primarily on the Sub-Adviser's net profit after taxes and expenses, are affected by the amount of assets the Sub-Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by the portfolio managers have investment strategies that are similar to the Fund's investment strategies. However, the Sub-Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures and with a policy to treat each client equitably. See “Conflicts of Interest.”

Securities Ownership of Portfolio Managers

The Fund is a newly-organized closed-end management investment company. Accordingly, as of the date of this SAI, none of the portfolio managers beneficially owned any securities issued by the Fund.

CONFLICTS OF INTEREST

Conflicts of interest may arise because the Adviser and Sub-Adviser each generally will be carrying on substantial investment activities for other clients, including with respect to investment funds or accounts having similar investment strategies as the Fund, and in which the Fund will have no interest. The Adviser and Sub-Adviser may have financial incentives to favor certain of such accounts over the Fund. Any of its proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Adviser and Sub-Adviser may buy or sell securities for the Fund that differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Fund's. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Adviser and Sub-Adviser for its other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limiting the size of the Fund's position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Fund's Board of Trustees and officers have a fiduciary obligation to act in the Fund's best interest.

To the extent that the Fund, the Adviser or Sub-Adviser sources and structures private investments in issuers, certain of their employees may become aware of actions planned by such issuers, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in such an issuer's securities if the Adviser or Sub-Adviser has material non-public information; however, it is the Adviser's and Sub-Adviser’s intention to ensure that any material non-public information available to certain of the Adviser's and Sub-Adviser’s employees not be shared with those employees responsible for the purchase and sale of publicly traded securities.

The Adviser and Sub-Adviser each manage several other investment funds and accounts. Some of those funds and accounts have investment objectives that are similar to or overlap with those of the Fund. Further, the Adviser or Sub-Adviser may at some time in the future manage other investment funds with the same investment objectives as the Fund's. Investment decisions for the Fund are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more clients advised by the Adviser or Sub-Adviser seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will generally be allocated among the clients on a pro rata basis by the Adviser or Sub-Adviser in accordance with the clients' various investment objectives and procedures adopted by the Adviser and Sub-Adviser and approved by the Fund's Board of Trustees. In some cases, this system may adversely affect the price or size of the position the Fund may obtain.

The Fund's investment opportunities may be limited by investment opportunities in the kinds of securities in which it invests. To the extent a potential investment is appropriate for the Fund and one or more of the other investment funds or accounts managed by the Adviser or Sub-Adviser, the Adviser or Sub-Adviser as the case may be will allocate that investment to the Fund, other funds and accounts, or all of them, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for the Fund in which the Fund cannot invest under the particular allocation method being used for that investment.

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Under the Investment Company Act of 1940, the Fund and other investment funds or accounts managed by the Adviser or Sub-Adviser may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the SEC, the Adviser or Sub-Adviser will not co-invest its other clients' assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing, the Adviser or Sub-Adviser as the case may be will allocate private investment opportunities among its clients, including the Fund, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client's investment objectives. These allocation policies may result in the allocation of investment opportunities to a client other than the Fund.

The Advisory Fee payable to the Adviser is based on the value of the Fund's Managed Assets. Some of the Fund's assets may be illiquid securities acquired in private transactions or otherwise may be securities for which market quotations will not be readily available. Although the Fund will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of possible prices that may be established for each individual security. Senior management of the Adviser, as well as the Fund's Board of Trustees, and the Administrator will participate in the valuation of the Fund's securities of this type.

PORTFOLIO TRANSACTIONS

Generally, the Underlying Managers will be responsible for placing orders and executing the Underlying Fund’s portfolio. However, in certain instances where the Advisers invest the Fund’s assets directly in securities and/or other financial instruments, the Advisers are responsible for, make decisions with respect to and places orders for purchases and sales of portfolio securities for the Fund, under the general supervision of the Board of Trustees.

The Underlying Managers are responsible for, making decisions with respect to and places orders for all purchases and sales of portfolio securities held by the Underlying Funds. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Underlying Managers and in certain instances, the Advisers normally deal directly with dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere or as described below. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter and principal transactions placed through broker-dealers include a spread between the bid and asked prices.

The offering memoranda and advisory agreement entered into by the Fund and the Underlying Fund and the Advisory Agreement between the Fund and Advisers generally provide that, in executing portfolio transactions and selecting brokers or dealers, the Advisers and/or Underlying Manager will seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund and/or Underlying Fund (and therefore the Fund). When allocating transactions to broker-dealers, the Advisers and/or Underlying Managers will consider, in determining whether a particular broker-dealer will provide best execution, all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Advisers and/or Underlying Manager need not pay the lowest spread or commission available if it determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed either in terms of the particular transaction or the Advisers and/or Underlying Manager's overall responsibilities as to the accounts as to which it exercises investment discretion. Research services may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities, and may also include comparisons of the performance of the Fund and/or Underlying Fund to the performance of various indices and investments for which reliable performance data is available and similar information prepared by recognized mutual fund statistical services. The Fund recognizes that no dollar value can be placed on such research services or on execution services, such research services may or may not be useful to the Fund and/or Underlying

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Fund or other accounts of the Advisers and/or Underlying Manager, and that such research received by such other accounts may or may not be useful to the Fund.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisers and/or Underlying Manager and does not reduce the management or performance fee payable to the Underlying Manager by the Underlying Fund and therefore Fund. The Advisers will periodically review the commissions paid by the Fund and/or Underlying Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund and/or Underlying Fund (and therefore the Fund). Research services furnished by firms through which the Fund and/or Underlying Fund effects its securities transactions may be used by the Advisers and/or Underlying Manager in servicing all of its accounts; not all of such services may be used by the Advisers and/or Underlying Manager in connection with the Fund and/or Underlying Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Fund and/or Underlying Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or accounts.

Investment decisions for the Fund and/or Underlying Fund are made independently from those for other accounts advised or managed by the Adviser and/or Underlying Manager. Such other accounts may also invest in the same securities as the Fund and/or Underlying Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Underlying Fund and another account, the transaction may be averaged as to price and available investments allocated as to amount, in a manner which the Advisers and/or Underlying Manager believes to be equitable to the Fund and/or Underlying Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. The Investment decisions for the Fund and/or Underlying Fund are made independently from those for other accounts advised or managed by the Underlying Manager, Adviser and Sub-Adviser. Such other accounts may also invest in the same securities as the Fund and/or Underlying Funds. The Advisers and/or Underlying Managers may aggregate, to the extent permitted by law, the securities to be sold or purchased for the Fund and/or Underlying Fund with those to be sold or purchased for other accounts in executing transactions.

The Advisers will periodically review the Underlying Managers’ performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Underlying Funds. In addition, the Board of Trustees will periodically review the Advisers’ and Underlying Manager’ performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and/or Underlying Funds.

DESCRIPTION OF SHARES

Shares

The Common Shares will be offered in a continuous offering thereafter at the Fund’s then current net asset value per Common Share.

Other Shares

The Board (subject to applicable law and the Fund's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of Common Shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Common Shares.

TAX ASPECTS

The following is a summary of certain aspects of the U.S. federal income taxation of the Fund and the Shareholders that should be considered by a prospective Shareholder. The Fund has not sought a ruling from the Internal Revenue Service (the “IRS”) or any other U.S. federal, state or local agency with respect to any tax matters affecting the Fund, nor has it obtained an opinion of counsel with respect to any of those matters.

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The summary of the U.S. federal income tax treatment of the Fund and the Shareholders set out below is based upon the Code, judicial decisions, Treasury Regulations (proposed and final) (the “Regulations”) and administrative rulings in existence as of the date of this statement of additional information, all of which are subject to change, possibly with retroactive effect. The summary does not discuss the effect, if any, of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund; nor does the summary discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the U.S. federal income tax laws, such as insurance companies, financial institutions, tax-exempt organizations, dealers in securities, shareholders who invest in the Fund through an IRA, or Shareholders subject to the alternative minimum tax. This summary assumes that Shareholders hold their shares of the Fund as capital assets (generally, for investment). This summary does not discuss any aspects of U.S. estate or gift tax or state, local or non-U.S. tax law. Each prospective Shareholder should consult with his, her or its own tax adviser in order to fully understand the U.S. federal, state, local and non-U.S. tax consequences of an investment in the Fund.

For purposes of this summary, a “U.S. shareholder” is a beneficial owner of Common Shares that is, for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•	An estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•	A trust, if (1) a court within the United States is able to exercise primary supervision over the trust's administration and one or more U.S. persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all of its substantial decisions, or (2) a valid election to be treated as a U.S. person is in effect under the relevant Regulations with respect to such trust.

A beneficial owner of Common Shares that is not a U.S. shareholder or a partnership is referred to herein as a “non-U.S. shareholder.”

If an entity or arrangement that is classified as a partnership for U.S. federal income tax purposes holds Common Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships considering an investment in the Common Shares and partners in such partnerships should consult their tax advisers regarding the U.S. federal income tax consequences of acquiring, owning and disposing of the Common Shares.

Taxation of the Fund

Qualification as a RIC. The Fund intends to qualify for the special tax treatment accorded to RICs under the Code. As long as the Fund so qualifies, the Fund (but not the Shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and net realized capital gains that it timely distributes to Shareholders. If the Fund retains any such income or gains, it will be subject to tax at regular corporate rates on the amount retained. The Fund intends to distribute substantially all of such income and gains annually.

To qualify for the favorable tax treatment of a RIC, the Fund must, among other things, satisfy the source-of-income, asset diversification, and distribution requirements described below.

First, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, net income derived from an interest in a “qualified” publicly traded partnership, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies. A publicly traded partnership is “qualified” if it is treated as a partnership for U.S. federal income tax purposes and less than 90% of its gross income consists of income described in the previous sentence. To the extent the Fund invests in entities or arrangements that are treated as partnerships or grantor trusts for U.S. federal income tax purposes and are not qualified publicly traded partnerships, the income derived from

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such investments may be treated in whole or in part as non-qualifying income for purposes of the gross income test described in this paragraph, depending on the underlying source of income to such entities or arrangements. If the Fund were otherwise to fail to satisfy the gross income test for a taxable year, it would nevertheless be considered to satisfy such test if its failure to satisfy the gross income test were due to reasonable cause and not willful neglect and if it were to satisfy certain procedural requirements. The Fund would be subject to an excise tax if it were to rely on this rule in order to meet the gross income test.

Second, the Fund must satisfy an asset diversification test. Under that test, at the close of each quarter of the Fund's taxable year:

•	at least 50% of the value of the Fund's assets must generally consist of cash and cash items (including receivables), U.S. Government securities, securities of other RICs, and securities of other issuers if, as to each of those other issuers, the Fund has not invested more than 5% of the value of the Fund's Total Assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer; and
•	no more than 25% of the value of the Fund's Total Assets may be invested in each of the securities (other than U.S. Government securities and securities of other RICs) of (i) any one issuer, (ii) two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses or (iii) qualified publicly traded partnerships. If the Fund were otherwise to fail to satisfy the asset diversification test, it would nevertheless be considered to satisfy such test if either (a) the failure to satisfy the asset test was de minimis and the Fund were to satisfy the asset test within a prescribed time period or (b) the Fund's failure to satisfy the asset diversification test was due to reasonable cause and not willful neglect, the Fund were to satisfy the test within a prescribed time period and the Fund were to satisfy certain procedural requirements. The Fund's failure to satisfy the asset diversification test would be considered de minimis if it were due to the Fund's ownership of assets the total value of which did not exceed the lesser of $10 million and 1% of the total value of the Fund's assets at the end of the fiscal quarter in which the test was being applied. The Fund would be subject to an excise tax if it were to rely on the rule described in (b) of this paragraph in order to meet the asset diversification test. With respect to these limitations and restrictions imposed by the Code, the Fund, in appropriate circumstances, will be required to “look through” to the income, assets and investments of certain Investment Funds.

Third, the Fund must distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) for the taxable year. Distributions by the Fund made during the taxable year or, under specified circumstances, within a period up to twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of this requirement.

Failure to Qualify as a RIC. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, the Fund would be taxed in the same manner as an ordinary corporation. In addition, in order to re-qualify for taxation as a RIC that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, incur substantial tax on such unrealized gains and make certain substantial distributions. The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.

Excise Tax. The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of Northern Lights Distributors gain net income, determined, in general, on an October 31 year end, plus certain undistributed amounts from the previous years. While the Fund intends to distribute its income and capital gain net income in the manner necessary to avoid imposition of the 4% excise tax, it is possible that some excise tax will be incurred and, although not currently anticipated, there are circumstances in which the Fund may not have the necessary information, or may, for other reasons, elect not to make the distributions necessary to avoid this tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

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U.S. Shareholders

Distributions. Distributions paid by the Fund from its ordinary income or from its excess of net short-term capital gains over net long-term capital losses (together referred to as “ordinary income dividends”) are taxable to U.S. shareholders as ordinary income to the extent paid from the Fund's current or accumulated earnings and profits. Distributions made from the Fund's excess of net long-term capital gains over net short-term capital losses, or “net capital gain” (“capital gain dividends”), if properly reported by the Fund, are taxable to U.S. shareholders as long-term capital gains, regardless of the length of time the U.S. shareholder has owned Common Shares. Ordinary income and capital gain dividends are taxable to Shareholders even if they are reinvested in additional Common Shares of the Fund. Distributions in excess of the Fund's current and accumulated earnings and profits (which represent a return of capital, meaning a return to shareholders of the money they originally invested in the Fund) will first reduce the adjusted tax basis of a Shareholder's Common Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such Shareholder. The Fund will provide the Shareholders with a written notice reporting the amount of dividends paid during the year that qualify as capital gain dividends, as qualified dividend income (discussed below), and as ordinary income dividends.

A portion of the Fund's ordinary income dividends attributable to the dividends received from domestic corporations, and reported as such, may be eligible for the dividends received deduction allowed to corporations under the Code if certain requirements are met. In addition, ordinary income dividends that are properly reported by the Fund and are derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Certain holding period and other requirements must be met by both the Shareholder and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be. There can be no assurance as to what portion, if any, of the Fund's distributions will be eligible for the dividends received deduction or will constitute qualified dividend income.

If the Fund pays a dividend in January that was declared in the previous October, November or December to Shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by the Shareholders on December 31 of the year in which the dividend was declared.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates (currently at a maximum of 35%) on the amount retained. In such case, it may report the retained amount as undistributed capital gains in a notice to the Shareholders, who will be treated as if each received a distribution of its pro rata common share of such gain, with the result that each Shareholder will (i) be required to report its pro rata common share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata common share of tax paid by the Fund on the gain and (iii) increase the tax basis for its Common Shares by an amount equal to the deemed distribution less the tax credit.

If an investor buys Common Shares just before the record date of a dividend declared by the Fund, the investor will receive that dividend. Such dividends, although in effect a return of capital, will be treated as ordinary income or capital gain dividends to the extent described above. Accordingly, the timing of the purchase of the Common Shares may result in a return of a portion of the investment as taxable income. Therefore, prior to purchasing Common Shares, an investor should carefully consider the impact of ordinary income or capital gains dividends that are expected to be or have been announced.

Sale or Other Disposition of Common Shares. Upon the sale or other disposition of Common Shares (including upon dissolution of the Fund), the Shareholder generally will realize a capital gain or loss in an amount equal to the difference between the amount realized and the Shareholder's adjusted tax basis in the Common Shares sold. Such gain or loss will be long-term or short-term, depending upon the Shareholder's holding period for the Common Shares. Generally, a Shareholder's gain or loss will be a long-term gain or loss if the Common Shares have been held for more than one year. However, any loss upon the sale or exchange of Common Shares held for six months or less will be treated as long-term capital loss generally to the extent of any capital gain dividends received (or undistributed capital gains deemed received) by the Shareholder. For non-corporate U.S. shareholders (including individuals), long-term capital gains may be subject to preferential rates of taxation. The deductibility of capital

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losses is subject to limitations under the Code. A loss realized on a sale or exchange of Common Shares will be disallowed if any Common Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the Common Shares are disposed of. In such case, the basis of the Common Shares acquired will be adjusted to reflect the disallowed loss.

Medicare Tax. Certain U.S. shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund's stock.

Non-U.S. Shareholders

Distributions. Ordinary income dividends paid to non-U.S. shareholders generally will be subject to a 30% U.S. withholding tax (or possibly a lower rate provided by an applicable tax treaty) to the extent paid from the Fund's current or accumulated earnings and profits unless the dividends are effectively connected with the non-U.S. shareholder's U.S. trade or business and, if an income tax treaty applies, attributable to the non-U.S. shareholder's permanent establishment (as described below). However, for taxable years of a RIC beginning before January 1, 2014 (and, if extended as has happened in the past, for taxable years covered by such extension), certain “interest-related dividends” and “short-term capital gain dividends” paid by the Fund to a non-U.S. shareholder and reported by the Fund as such are eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to such tax if earned by a foreign Shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of the Fund's net short-term capital gains over net long-term capital losses. Both “interest-related dividends” and “short-term capital gain dividends” must be reported as such by a written statement furnished to Shareholders. There can be no assurance as to whether this provision will be extended or, even if extended, what portion of the Fund's distributions would qualify for favorable treatment as interest related dividends or short-term capital gain dividends. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of U.S. withholding tax.

Sale or Other Disposition of Common Shares. A non-U.S. shareholder will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale or other disposition of Common Shares of the Fund (including upon dissolution of the Fund), except in the case of (i) an individual non-U.S. shareholder that is present in the United States for 183 days or more in the taxable year of such distribution, sale or other disposition and for which certain other conditions are met or (ii) a non-U.S. shareholder for which such gains are effectively connected with the non-U.S. shareholder's U.S. trade or business and, if an income tax treaty applies, attributable to the non-U.S. shareholder's permanent establishment (as described below).

Effectively Connected Income. If income from the Fund is effectively connected with a non-U.S. shareholder's U.S. trade or business and, if an income tax treaty applies, attributable to the non-U.S. shareholder's U.S. permanent establishment, then ordinary income dividends, capital gain dividends, undistributed capital gains, and any gains realized from the sale or other disposition of Common Shares generally will be subject to U.S. federal income tax in substantially the same manner as if received by a U.S. shareholder. Corporate non-U.S. shareholders may also be subject to an additional branch profits tax.

FATCA. Under U.S. legislation enacted in 2010 and existing guidance thereunder, commonly known as the “Foreign Account Tax Compliance Act” or “FATCA,” a 30% withholding tax on dividends paid by the Fund, and, on or after January 1, 2017, on certain capital gains distributions and gross proceeds from the sale or other disposition of shares generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution” as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If withholding is required under FATCA on a payment related to any Fund distribution, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. An intergovernmental

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agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify the foregoing requirements. The Fund will not pay any additional amounts in respect of amounts withheld under FATCA. Each investor should consult its tax adviser regarding the effect of FATCA based on its individual circumstances.

Backup Withholding

Under certain provisions of the Code, some Shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, Shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund, who fails to establish an exemption from backup withholding or who, to the Fund's knowledge, have furnished an incorrect number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules for payments made to a Shareholder may be refunded or credited against such Shareholder's U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

 Tax Treatment of Investments

Hedging and Derivative Transactions. The transactions of the Fund are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized (for example, by converting lower taxed long-term capital gains or qualified dividend income into higher taxed short-term capital gains or ordinary income and converting an ordinary loss or deduction into capital loss (the deductibility of which is more limited)), (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs), (d) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (e) adversely alter the characterization of certain complex financial transactions, and (f) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. Operation of these rules could, therefore, affect the character, amount and timing of distributions to Shareholders. Special tax rules also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. If the Fund engages in transactions affected by these provisions, it intends to monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records to mitigate, to the extent reasonably feasible, the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

The Fund's gains and losses on the sale, lapse, or termination of options that it holds will generally have the same character as gains and losses from the sale of the security to which the option relates. If options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. The Fund may also have short-term capital gains and losses associated with closing transactions with respect to options written by the Fund. If call options written by the Fund are exercised, the selling price of the security to which the option relates is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of such security as long-term or short-term depends on the security's holding period. Upon the exercise of a put held by the Fund, the premium initially paid for the put is offset against the amount received for the security sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which as long-term or short-term depends on the holding period of the security. However, the purchase of a put option may be subject to the short sale rules or straddle rules for U.S. federal income tax purposes.

Generally, the hedging transactions undertaken by the Fund (including, for example, the ownership of stocks and the sale of options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may cause certain gains to be treated as short-term rather than long-term and may cause certain losses to be treated as long-term rather than short-term. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized and certain interest expenses may be required to be capitalized. In addition, distributions attributable to dividends, if any, on the stocks held as part of a straddle would not qualify for the lower rate generally applicable to qualified dividend income. The tax consequences to the Fund of engaging in

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hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by the Fund which is taxed as ordinary income when distributed to shareholders. To the extent that the call options that the Fund writes on its portfolio securities are “qualified covered call options,” the holding of the call options and the underlying securities will generally not be treated as a “straddle” subject to the straddle rules except in the case of certain positions which are closed by the Fund in part at a loss in one year where gain is subsequently recognized by the Fund in a later year. In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with writing the option and that meets certain requirements, including that the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of Section 1092 of the Code), is not granted by an options dealer (within the meaning of Section 1256(g)(8) of the Code) in connection with the option dealer's activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. If the Fund owns stock and writes a qualified covered call option that is in-the-money (but not “deep-in-the-money”), certain losses may be treated as long-term rather than short-term and the holding period of the stock will not include any period during which the Fund is the grantor of the option thereby impacting the amount of income that can qualify for the lower rate applicable to qualified dividend income.

The Fund may make one or more of the elections available under the Code which is applicable to straddles. If the Fund makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

The Fund may invest in securities or derivative transactions the U.S. federal income tax treatment of which is uncertain. The timing or character of income received by the Fund may be affected to the extent that the U.S. federal income tax treatment of such securities or transactions differs from the treatment anticipated by the Fund. In such case, the Fund may be required to purchase or sell securities or otherwise change its portfolio in order to maintain its qualification as a RIC.

Other Investments. The Fund may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though the Fund may receive no actual current interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, it may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, the Fund's investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities, and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

Section 1256 Contracts. The Code generally applies a “mark to market” system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. In general, subject to certain exceptions, a Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options. Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S. federal income tax purposes as if they were sold by the Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as “marking to market”), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund's obligations under such contract), must be taken into account by the Fund in computing its taxable income for the year. Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

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Currency Transactions. To the extent that its investments are made in securities denominated in a non-U.S. currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such non-U.S. currencies relative to the value of the dollar. Gains or losses with respect to the Fund's investments in common stock of non-U.S. issuers will generally be taxed as capital gains or losses at the time of the disposition of the stock, subject to certain exceptions specified in the Code. Gains and losses of the Fund on the acquisition and disposition of non-U.S. currency will be treated as ordinary income or loss. In addition, gains or losses on disposition of debt securities denominated in a non-U.S. currency to the extent attributable to fluctuation in the value of the non-U.S. currency between the date of acquisition of the debt security and the date of disposition will treated as ordinary income or loss. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivable or accrues expenses or other liabilities denominated in a non-U.S. currency and the time the Fund collects the receivables or pays the liabilities may be treated as ordinary income or loss.

Royalty trusts. Depending on the U.S. tax classification of the royalty trusts in which the Fund invests, securities issued by certain royalty trusts (such as royalty trusts which are grantor trusts for U.S. federal income tax purposes) may not produce “qualified” income for purposes of determining the Fund's compliance with the tax rules applicable to RICs. Additionally, the Fund may be deemed to directly own the assets of each royalty trust, and would need to look to such assets when determining the Fund's compliance with the asset diversification rules applicable to regulated investment companies. The Fund will monitor its investments in royalty trusts with the objective of maintaining its continued qualification as a regulated investment company. Alternatively, if a non-U.S. royalty trust is a “passive foreign investment company,” or “PFIC” for U.S. federal income tax purposes, the Fund will be subject to the PFIC rules described below with respect to such investment.

Passive Foreign Investment Companies. Investments by the Fund in stock of certain foreign corporations which generate mostly passive income, or at least half the assets of which generate such income (referred to as “PFICs”), are subject to special tax rules designed to prevent deferral of U.S. federal income taxation of the Fund's share of the PFIC's earnings. The Fund may be subject to U. S. federal income tax and an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to the Shareholders. The Fund may be eligible to make an election to be treated as a qualified electing fund (a “QEF election”) with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, a QEF election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. The Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy. Alternatively, the Fund could elect to “mark to market” at the end of each taxable year all shares that it holds in PFICs because it expects to publish its net asset value at least annually. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value, but only to the extent of previously recognized unreversed “mark-to-market” gains. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but, in any particular year, the Fund might be required to recognize income (which generally must be distributed to shareholders) in excess of the distributions it received from PFICs.

Foreign Taxes

Dividends, interest and other amounts received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain foreign countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund's Total Assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign source income or foreign income taxes paid by the Fund as respectively earned and paid by the shareholders. For any year that the Fund makes such an election, each shareholder will be required to include in its income its allocable share of such foreign taxes paid by the Fund, and will be entitled, subject to certain limitations and conditions, to credit its share of such foreign taxes against its U.S. federal income tax due, if any, or to deduct it (as an itemized deduction, in the case of individual shareholders) from its U.S. federal gross income, if any. The foreign tax credit limitation rules do not apply to certain electing individuals who have limited creditable foreign taxes and no foreign source income other than qualified passive income. The rules governing the foreign tax credit

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are complex. Shareholders are urged to consult their tax advisers regarding the availability of the foreign tax credit under their particular circumstances.

THE FOREGOING IS A BRIEF SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX MATTERS THAT ARE PERTINENT TO PROSPECTIVE INVESTORS. THE SUMMARY IS NOT, AND IS NOT INTENDED TO BE, A COMPLETE ANALYSIS OF ALL PROVISIONS OF THE U.S. FEDERAL INCOME TAX LAW WHICH MAY HAVE AN EFFECT ON SUCH INVESTMENTS. THIS ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN RESPECTIVE TAX ADVISERS WITH RESPECT TO THEIR OWN RESPECTIVE TAX SITUATIONS AND THE EFFECTS OF THIS INVESTMENT THEREON.

CODE OF ETHICS

Each of the Fund’s, the Adviser’s, the Sub-Adviser’s and the Distributor’s codes of ethics (the “Codes of Ethics”) have been adopted in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in the securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Codes of Ethics also may be available on the Edgar Database on the SEC's Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC's Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Sub-Adviser pursuant to the Sub-Adviser's proxy voting policies and procedures. Under these policies and procedures, the Sub-Adviser will vote proxies related to Fund securities in the best interests of the Fund and the Shareholders. A copy of the Sub-Adviser's proxy voting policies and procedures is attached as Appendix A to this SAI.

After September 1, 2016, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended September 1, 2017 will be available without charge, upon request, by calling Alternative Capital Advisers, LLC at (646) 412-7111, and on the SEC's website at http://www.sec.gov.

FISCAL YEAR

For accounting purposes, the Fund's fiscal year is the 12-month period ending on October 31. For tax purposes, the Fund has adopted the 12-month period ending October 31 of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected BBD, LLP, as the independent public accountants of the Fund. BBD, LLP’s principal business address is 1835 Market St, Philadelphia, PA 19103.

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APPENDIX A:

PROXY VOTING POLICIES AND PROCEDURES OF THE FUND AND THE SUB-ADVISER

PROXY ADMINISTRATION

LIMITATIONS

ACA will generally vote on all proxies it receives. However, ACA may refrain from voting a proxy if the shares are no longer held by the client at the time of the meeting. Unsupervised securities, or securities held below the line, will also be excluded.

ANNUAL REVIEW OF PROXY POLICY

On an annual basis, ACA will amend or update, as necessary, to remain consistent and current with its proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed. Changes to the Proxy voting will be disclosed to the board of trustees during its annual 15(c) meeting.

DISCLOSURE

ACA discloses a summary of its proxy voting policy in its Form ADV Part 2.

PROXY VOTING GUIDELINES

When voting proxies, ACA looks at each company independently. It applies its own criteria as voting guidelines, and generally vote in accordance with issuer recommendations. However, ACA reviews each issue on the proxy ballet and vote on a case-by-case basis.

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Part C: Other Information

Item 25. Financial Statements And Exhibits.

(1) Financial Statements:

Not Applicable.

(2) Exhibits:

(2)(a) Agreement and Declaration of Trust. To be filed by amendment.

(2)(b) By-laws. To be filed by amendment.

(2)(c) Not Applicable.

(2)(d) Portions of the Declaration of Trust and By-laws of the Fund defining the rights of holders of Common Shares of the Fund. See Items 25(2)(a) and (b) above.

(2)(e) Form of Dividend Reinvestment Plan. To be filed by amendment.

(2)(f) Not Applicable.

(2)(g)(1) Investment Advisory Agreement. To be filed by amendment.

(2)(g)(2) Sub-Advisory Agreement. To be filed by amendment.

(2)(h) Distribution Agreement. To be filed by amendment.

(2)(i) Not Applicable.

(2)(j) Custodian Agreement. To be filed by amendment.

(2)(k)(1) Administrative Services Agreement. To be filed by amendment.

(2)(k)(2) Transfer Agency Agreement. To be filed by amendment.

(2)(l) Opinion and Consent of Counsel. To be filed by amendment.

(2)(m) Not Applicable.

(2)(n) Not Applicable.

(2)(o) Not Applicable.

(2)(p) Not Applicable.

(2)(q) Not Applicable.

(2)(r) Code of Ethics of the Trust, the Adviser and Sub-Adviser. To be filed by amendment.

Item 26. Marketing Arrangements.

See Distribution Agreement Exhibit (2)(h).

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Item 27. Other Expenses of Issuance and Distribution.

All figures are estimates:

Registration Fees	$______________
Legal Fees	$______________
Printing Fees	$______________
Blue Sky Fees	$______________
Transfer Agent Fees	$______________
Total	$______________

Item 28. Persons Controlled by or Under Common Control.

To be provided by amendment.

Item 29. Number of Holders of Securities.

Title of Class	Number of Shareholders as of ____________ __, 2016
Common Shares	1

Item 30. Indemnification.

Section 3 of Article IV of the Registrant’s Agreement and Declaration of Trust states that the Trust shall, to the fullest extent permitted by applicable law, (a) indemnify and hold harmless each trustee and officers of the Trust (“Fiduciary Indemnified Person”) from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by the Fiduciary Indemnified Persons by reason of the creation, operation or termination of the Trust in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Declaration, except that no Fiduciary Indemnified Persons shall be entitled to be indemnified in respect of any loss, damage or claim incurred by the Fiduciary Indemnified Persons by reason of gross negligence or willful misconduct with respect to such acts or omissions; and (b) advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Trust of an undertaking by or on behalf of such Fiduciary Indemnified Persons to repay such amount if it shall be determined that such Fiduciary Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection. The provisions of Section 3 shall survive the resignation or removal of the Fiduciary Indemnified Persons.

Item 31. Business and Other Connections of Adviser and Sub-Adviser.

Information as to the managers and officers of Crow Point Partners, LLC, the Registrant's investment adviser (“Adviser”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-78693) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Information as to the managers and officers of the Alternative Capital Advisers, LLC, the Registrant's sub- adviser (“Sub-Adviser”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Advisor in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-67184) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Item 32. Location of Accounts and Records.

Certain required books and records are maintained by the Fund and the Adviser at 25 Recreation Park Drive, Suite 110, Hingham, MA 02043 and the Sub-Adviser at 452 Fifth Ave 14th Floor, New York, NY 10018. The other accounts, books or other documents required to be maintained by Section 31(a) of the Investment

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Company Act, and the rules promulgated thereunder, are kept by the Fund or its custodian, transfer agent or administrator.

Item 33. Management Services.

Not Applicable.

Item 34. Undertakings

1. The Fund undertakes to suspend the offering of Common Shares until the Prospectus is amended, if (1) subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of this Registration Statement; or (2) its net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

2. Not applicable

3. Not applicable

4. The Registrant undertakes:

a. To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”); (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b. That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d. That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e. That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to

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sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. The Fund undertakes that:

a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A under the Securities Act and contained in a form of prospectus filed by the Fund under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b. for the purpose of determining any liability under the Securities Act, each post effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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 Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has caused this Registration Statement to be signed on its behalf by the undersigned duly authorized person, in Greenwich, Connecticut on September 13, 2016.

ACA/Prism Multi-Strat Alternatives Fund

By:	/s/ Christopher LaGrego
Name:	Christopher LaGrego
Title:	President of the Trust

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on September 13, 2016, by the following person in the capacity indicated below.

Signature	Title	Date
/s/ Peter J. DeCaprio Peter J. DeCaprio	Trustee and President	September 13, 2016
/s/ Christopher J. LaGrego Christopher J. LaGrego	Trustee and Secretary	September 13, 2016

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